UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21212
Nuveen California AMT‑Free Quality Municipal Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 257‑8787
Date of fiscal year end: August 31
Date of reporting period: August 31, 2025

Item 1.	Reports to Stockholders.

Nuveen Municipal
Closed‑End Funds

Nuveen Arizona Quality Municipal Income Fund	NAZ

Nuveen California AMT‑Free Quality Municipal Income Fund	NKX

Nuveen California Municipal Value Fund	NCA

Nuveen California Quality Municipal Income Fund	NAC

Nuveen New Jersey Quality Municipal Income Fund	NXJ

Nuveen New York AMT‑Free Quality Municipal Income Fund	NRK

Nuveen New York Municipal Value Fund	NNY

Nuveen New York Quality Municipal Income Fund	NAN

Nuveen Pennsylvania Quality Municipal Income Fund	NQP

Annual
Report

Table
of Contents

Important Notices
NXJ - Portfolio manager update: Effective September 18, 2025, Kristen DeJong was added as a portfolio manager of NXJ.
NXJ and NQP - Fund merger: On September 17, 2025, the Funds’ Board of Trustees approved a merger of NXJ, NQP and Nuveen Missouri Quality Municipal Income Fund (NOM) into the Nuveen Municipal High Income Opportunity Fund (NMZ). The merger is pending shareholder approval and satisfying other closing conditions.

Discussion of Fund Performance
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen California ATM‑Free Quality Municipal Income Fund (NKX)
Nuveen California Municipal Value Fund (NCA)
Nuveen California Quality Municipal Income Fund (NAC)
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen New York AMT‑Free Quality Municipal Income Fund (NRK)
Nuveen New York Municipal Value Fund (NNY)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for Nuveen Arizona Quality Municipal Income Fund (NAZ), Nuveen California AMT‑Free Quality Municipal Income Fund (NKX), Nuveen California Municipal Value Fund (NCA), Nuveen California Quality Municipal Income Fund (NAC), Nuveen New Jersey Quality Municipal Income Fund (NXJ), Nuveen New York AMT‑Free Quality Municipal Income Fund (NRK), Nuveen New York Municipal Value Fund (NNY), Nuveen New York Quality Municipal Income Fund (NAN) and Nuveen Pennsylvania Quality Municipal Income Fund (NQP).
The portfolio managers for NAZ are Michael Hamilton and Stephen Candido, CFA. The portfolio managers for NKX, NCA, NAC, NRK, NNY and NAN are Scott Romans, PhD., and Kristen DeJong, CFA. The portfolio managers for NXJ are Paul Brennan, CFA, Steven Hlavin, and Kristen DeJong, CFA. The portfolio managers for NQP are Paul Brennan, CFA, and Steven Hlavin
Below is a discussion of Fund performance and the factors that contributed and detracted during the reporting period ended August 31, 2025. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Nuveen Arizona Quality Municipal Income Fund (NAZ)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period, in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended August 31, 2025, NAZ returned -5.10%. The Fund significantly underperformed the returns of the S&P Municipal Bond Arizona Index, which returned 0.81%.
Top contributors to relative performance

•	Overweights to the dedicated tax and single-family housing sectors.

•	Exposure to shorter-duration higher education bonds.

Top detractors from relative performance

•	The Fund’s use of leverage through the issuance of preferred shares.

•	Overweight to bonds with durations of eight years and longer.

•	Overweight to lower-rated credits, particularly non‑rated bonds.
Nuveen California AMT‑Free Quality Municipal Income Fund (NKX)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period, in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.
How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended August 31, 2025, NKX returned -6.12%. The Fund significantly underperformed the returns of the S&P Municipal Bond California Index, which returned 0.15%.
Top contributors to relative performance

•	Underweight to tobacco bonds.

•	Underweight to dedicated tax bonds.
Top detractors from relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Overall duration positioning, especially an overweight to bonds with durations greater than 12.0 years.

•	Overweights to below-investment-grade and non‑rated bonds.

•	Overweight to the health care sector.

5

Discussion of Fund Performance (continued)

Nuveen California Municipal Value Fund (NCA)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period, in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.
How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended August 31, 2025, NCA returned -2.31%. The Fund significantly underperformed the returns of the S&P Municipal Bond California Index, which returned 0.15%.
Top contributors to relative performance

•	Overall credit ratings positioning.

•	Underweight to tobacco bonds.
Top detractors from relative performance

•	Overall duration positioning, especially an overweight to bonds with durations greater than 12.0 years.

•	Overweights to BB‑rated bonds.

•	Overweight to the health care sector.

6

Nuveen California Quality Municipal Income Fund (NAC)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period, in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.
How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended August 31, 2025, NAC returned -6.68%. The Fund significantly underperformed the returns of the S&P Municipal Bond California Index, which returned 0.15%.
Top contributors to relative performance

•	Overall credit ratings positioning.

•	Overall sector positioning.
Top detractors from relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Overall duration positioning, especially an overweight to bonds with durations greater than 12.0 years.

•	Overweight to below-investment-grade bonds.

•	Overweight to the health care sector.
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period, in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

7

Discussion of Fund Performance (continued)

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.
How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended August 31, 2025, NXJ returned -3.62%. The Fund significantly underperformed the returns of the S&P Municipal Bond New Jersey Index, which returned 1.04%.
Top contributors to relative performance

•	Credit quality positioning, particularly an overweight to non‑rated bonds.

•	Sector allocations, driven by an overweight to local tax‑supported debt and underweights to the New Jersey tax‑ supported debt and higher education sectors.
Top detractors from relative performance

•
Duration and yield curve positioning, driven by an overweight to long-term maturities, especially to 12 years and longer duration structures and an underweight to zero- to four-year duration structures.

•	Security selection.

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares detracted from relative performance during the reporting period.
Nuveen New York AMT‑Free Quality Municipal Income Fund (NRK)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period, in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

8

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.
How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended August 31, 2025, NRK returned -7.66%. The Fund significantly underperformed the returns of the S&P Municipal Bond New York Index, which returned ‑0.33%.
Top contributors to relative performance

•	Underweight to dedicated tax bonds.

•	Underweight to tobacco bonds.
Top detractors from relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Overall duration positioning, especially an overweight to bonds with durations greater than 12.0 years.

•	Overall credit ratings positioning, especially an overweight to non‑rated bonds.

•	Overweights to the health care and multi-family housing sectors.
Nuveen New York Municipal Value Fund (NNY)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period, in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

9

Discussion of Fund Performance (continued)

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.
How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended August 31, 2025, NNY returned -1.89%. The Fund underperformed the returns of the S&P Municipal Bond New York Index, which returned ‑0.33%.
Top contributors to relative performance

•	Underweight to dedicated tax bonds.

•	Underweight to tobacco bonds.
Top detractors from relative performance

•	Overall duration positioning, especially an overweight to bonds with durations greater than 12.0 years.

•	Overall credit ratings positioning, especially an overweight to non‑rated bonds.

•	Overall sector positioning.
Nuveen New York Quality Municipal Income Fund (NAN)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period, in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

10

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.
How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended August 31, 2025, NAN returned -6.24%. The Fund significantly underperformed the returns of the S&P Municipal Bond New York Index, which returned ‑0.33%.
Top contributors to relative performance

•	Underweight to dedicated tax bonds.

•	Underweight to tobacco bonds.
Top detractors from relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Overall duration positioning, especially an overweight to bonds with durations greater than 12.0 years.

•	Overall credit ratings positioning, especially an overweight to non‑rated bonds.

•	Overweights to the health care and higher ed sectors.
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period, in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.
How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended August 31, 2025, NQP returned -6.93%. The Fund significantly underperformed the returns of the S&P Municipal Bond Pennsylvania Index, which returned 0.65%.

11

Discussion of Fund Performance (continued)

Top contributors to relative performance

•	Credit quality positioning, driven by an overweight to non‑rated bonds.

•	An overweight to the single-family housing bond sector.
Top detractors from relative performance

•	Duration and yield curve positioning, including an overweight to 10‑years and longer duration structures and an underweight in zero‑ to six‑year duration structures.

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	The Fund’s use of total return swaps for hedging purposes.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

12

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of August 31, 2025. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

		Per Common Share Amounts
Monthly Distributions (Ex‑Dividend Date)		NAZ	NKX	NCA	NAC	NXJ
September		$0.0725	$0.0760	$0.0290	$0.0735	$0.0785
October		0.0725	0.0760	0.0290	0.0735	0.0785
November		0.0725	0.0760	0.0290	0.0735	0.0785
December		0.0725	0.0760	0.0290	0.0735	0.0785
January		0.0725	0.0760	0.0290	0.0735	0.0785
February		0.0725	0.0760	0.0290	0.0735	0.0785
March		0.0725	0.0760	0.0290	0.0735	0.0785
April		0.0725	0.0760	0.0290	0.0735	0.0785
May		0.0725	0.0760	0.0290	0.0735	0.0785
June		0.0725	0.0760	0.0290	0.0735	0.0785
July		0.0725	0.0760	0.0290	0.0735	0.0785
August		0.0725	0.0760	0.0290	0.0735	0.0785
Total Distributions from Net Investment Income		$0.8700	$0.9120	$0.3480	$0.8820	$0.9420

			Per Common Share Amounts
Monthly Distributions (Ex‑Dividend Date)			NRK	NNY	NAN	NQP
September			$0.0690	$0.0295	$0.0720	$0.0780
October			0.0690	0.0295	0.0720	0.0780
November			0.0690	0.0295	0.0720	0.0780
December			0.0690	0.0295	0.0720	0.0780
January			0.0690	0.0295	0.0720	0.0780
February			0.0690	0.0295	0.0720	0.0780
March			0.0690	0.0295	0.0720	0.0780
April			0.0690	0.0295	0.0720	0.0780
May			0.0690	0.0295	0.0720	0.0780
June			0.0690	0.0295	0.0720	0.0780
July			0.0690	0.0295	0.0720	0.0780
August			0.0690	0.0295	0.0720	0.0780
Total Distributions from Net Investment Income			$0.8280	$0.3540	$0.8640	$0.9360

Yields	NAZ	NKX	NCA	NAC	NXJ	NRK
Market Yield[1]	7.34%	7.72%	4.08%	7.85%	8.25%	8.71%
Taxable-Equivalent Yield1	12.94%	16.81%	8.90%	17.11%	17.04%	18.03%

Yields				NNY	NAN	NQP
Market Yield[1]				4.38%	7.88%	8.54%
Taxable-Equivalent Yield1				9.06%	16.31%	15.22%

[1]
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after‑tax basis. It is based on a combined federal and state income tax rate of 43.3%, 54.1%, 54.1%, 54.1%, 51.6%, 51.7%,51.7%, 51.7% and 43.9% for NAZ, NKX, NCA, NAC, NXJ, NRK, NNY, NAN and NQP, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out‑of‑state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the

Common Share Information (continued)

Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099‑DIV forms after the end of the year.
NUVEEN CLOSED‑END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed‑End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed‑end fund resource page, which is at https://www.nuveen.com/resource-center- closed‑end‑funds, along with other Nuveen closed‑end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, NAZ, NKX, NAC and NAN were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NAZ, NKX, NAC and NAN, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings, are as shown in the accompanying table.

	NAZ	NKX	NAC	NAN
Maximum aggregate offering	1,200,000	4,800,000	14,500,000	3,100,000
During the current reporting period, NAZ, NKX, NAC and NAN sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share in the accompanying table.

	NAZ	NKX	NAC	NAN
Common shares sold through shelf offering	490,326	2,040,416	1,006,029	166,880
Weighted average premium to NAV per common share sold	4.97%	1.51%	1.41%	0.87%
Refer to the Notes to Financial Statements for further details on shelf offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of August 31, 2025 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAZ	NKX	NCA	NAC	NXJ
Common shares cumulatively repurchased and retired	133,000	230,000	-	383,000	1,960,343
Common shares authorized for repurchase	1,155,000	4,775,000	3,310,000	14,470,000	4,120,000

		NRK	NNY	NAN	NQP
Common shares cumulatively repurchased and retired		390,000	-	292,714	900,440
Common shares authorized for repurchase		8,720,000	1,885,000	3,080,000	3,720,000

14

About the Funds’ Benchmarks
S&P Municipal Bond Index: An index designed to measure the performance of the tax‑exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Arizona Index: An index designed to measure the performance of the tax‑exempt Arizona municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond California Index: An index designed to measure the performance of the tax‑exempt California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New Jersey Index: An index designed to measure the performance of the tax‑exempt New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New York Index: An index designed to measure the performance of the tax‑exempt New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Pennsylvania Index: An index designed to measure the performance of the tax‑exempt Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Leverage and Holdings Summaries
The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10‑years of performance. For performance, current to the most recent month‑end visit Nuveen.com or call (800) 257‑8787.
Impact of Leverage
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage Ratios
Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day‑to‑day operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

NAZ	Nuveen Arizona Quality Municipal Income Fund Fund Performance, Leverage and Holdings Summaries August 31, 2025
Performance*

		Total Returns as of August 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NAZ at Common Share NAV	11/19/92	(5.10)%	(1.48)%	1.71%
NAZ at Common Share Price	11/19/92	9.53%	0.78%	2.52%
S&P Municipal Bond Index	–	0.44%	0.65%	2.28%
S&P Municipal Bond Arizona Index	–	0.81%	0.80%	2.20%
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Arizona Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$11.12	$11.86	6.65%	0.70%
Growth of an Assumed $10,000 Investment as of August 31, 2025 - Common Share Price

Performance Overview and Holdings Summaries as of August 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	39.62%
Regulatory Leverage	39.62%

Fund Allocation
(% of net assets)
Municipal Bonds	162.0%
Other Assets & Liabilities, Net	3.6%
AMTP Shares, Net	(65.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	9.1%
AA	55.7%
A	14.8%
BBB	3.6%
BB or Lower	5.0%
N/R (not rated)	11.8%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	23.7%
Utilities	20.4%
Education and Civic Organizations	19.0%
Tax Obligation/General	13.4%
Health Care	12.3%
Transportation	4.2%
Housing/Single Family	2.4%
Long-Term Care	2.2%
Other	2.4%
Total	100%

States and Territories[2]
(% of total municipal bonds)
Arizona	94.4%
Puerto Rico	3.9%
Guam	1.4%
Virgin Islands	0.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2
The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Arizona personal income tax if, in the judgement of the Fund’s sub‑adviser, such purchases are expected to enhance the Fund’s after‑tax total return potential.

18

NKX	Nuveen California AMT‑Free Quality Municipal Income Fund Fund Performance, Leverage and Holdings Summaries August 31, 2025
Performance*

		Total Returns as of August 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NKX at Common Share NAV	11/21/02	(6.12)%	(2.35)%	1.76%
NKX at Common Share Price	11/21/02	(4.64)%	(0.07)%	3.26%
S&P Municipal Bond Index	–	0.44%	0.65%	2.28%
S&P Municipal Bond California Index	–	0.15%	0.39%	2.20%
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$11.56	$11.82	2.25%	0.71%
Growth of an Assumed $10,000 Investment as of August 31, 2025 - Common Share Price

Performance Overview and Holdings Summaries as of August 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	42.84%
Regulatory Leverage	40.87%

Fund Allocation
(% of net assets)
Municipal Bonds	172.4%
Short-Term Municipal Bonds	2.8%
Other Assets & Liabilities, Net	(0.5)%
Floating Rate Obligations	(5.8)%
MFP Shares, Net	(24.4)%
VRDP Shares, Net	(44.5)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	6.7%
AA	42.1%
A	17.7%
BBB	9.0%
BB or Lower	4.4%
N/R (not rated)	20.1%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/General	23.0%
Health Care	18.6%
Utilities	15.9%
Tax Obligation/Limited	12.3%
Housing/Multifamily	10.3%
Transportation	9.5%
Education and Civic Organizations	6.8%
U.S. Guaranteed	2.5%
Other	1.1%
Total	100%

States and Territories[2]
(% of total municipal bonds)
California	92.7%
Puerto Rico	5.6%
Guam	1.2%
Virgin Islands	0.4%
New York	0.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2
The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub‑adviser, such purchases are expected to enhance the Fund’s after‑tax total return potential.

20

NCA	Nuveen California Municipal Value Fund Fund Performance, Leverage and Holdings Summaries August 31, 2025
Performance*

		Total Returns as of August 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NCA at Common Share NAV	10/07/87	(2.31)%	(0.51)%	2.00%
NCA at Common Share Price	10/07/87	(1.12)%	(0.72)%	1.69%
S&P Municipal Bond Index	–	0.44%	0.65%	2.28%
S&P Municipal Bond California Index	–	0.15%	0.39%	2.20%
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$8.85	$8.52	(3.73)%	(5.54)%
Growth of an Assumed $10,000 Investment as of August 31, 2025 - Common Share Price

Performance Overview and Holdings Summaries as of August 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	0.00%
Regulatory Leverage	0.00%

Fund Allocation
(% of net assets)
Municipal Bonds	94.8%
Variable Rate Demand Preferred Shares	0.8%
Short-Term Municipal Bonds	3.4%
Other Assets & Liabilities, Net	1.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	8.1%
AA	57.8%
A	13.3%
BBB	4.8%
BB or Lower	2.7%
N/R (not rated)	13.3%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/General	27.4%
Transportation	18.7%
Utilities	17.7%
Health Care	11.4%
Housing/Multifamily	9.3%
Tax Obligation/Limited	9.2%
Education and Civic Organizations	3.3%
Other	3.0%
Total	100%

States and Territories[2]
(% of total municipal bonds)
California	97.0%
Puerto Rico	3.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2
The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub‑adviser, such purchases are expected to enhance the Fund’s after‑tax total return potential.

22

NAC	Nuveen California Quality Municipal Income Fund Fund Performance, Leverage and Holdings Summaries August 31, 2025
Performance*

		Total Returns as of August 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NAC at Common Share NAV	5/26/99	(6.68)%	(2.56)%	1.42%
NAC at Common Share Price	5/26/99	2.96%	0.03%	2.73%
S&P Municipal Bond Index	–	0.44%	0.65%	2.28%
S&P Municipal Bond California Index	–	0.15%	0.39%	2.20%
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$11.06	$11.23	1.54%	(5.26)%
Growth of an Assumed $10,000 Investment as of August 31, 2025 - Common Share Price

Performance Overview and Holdings Summaries as of August 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	42.87%
Regulatory Leverage	41.96%

Fund Allocation
(% of net assets)
Municipal Bonds	172.7%
Short-Term Municipal Bonds	1.5%
Other Assets & Liabilities, Net	0.7%
Floating Rate Obligations	(2.8)%
MFP Shares, Net	(15.9)%
VRDP Shares, Net	(56.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	4.4%
AA	47.7%
A	18.8%
BBB	7.1%
BB or Lower	4.6%
N/R (not rated)	17.4%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/General	18.0%
Utilities	17.8%
Health Care	17.4%
Transportation	16.7%
Housing/Multifamily	10.9%
Tax Obligation/Limited	9.4%
Education and Civic Organizations	6.7%
Other	3.1%
Total	100%

States and Territories[2]
(% of total municipal bonds)
California	95.1%
Puerto Rico	4.1%
Guam	0.7%
Virgin Islands	0.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2
The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub‑adviser, such purchases are expected to enhance the Fund’s after‑tax total return potential.

24

NXJ	Nuveen New Jersey Quality Municipal Income Fund Fund Performance, Leverage and Holdings Summaries August 31, 2025
Performance*

		Total Returns as of August 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NXJ at Common Share NAV	3/27/01	(3.62)%	(0.99)%	2.50%
NXJ at Common Share Price	3/27/01	(3.08)%	1.54%	4.16%
S&P Municipal Bond Index	–	0.44%	0.65%	2.28%
S&P Municipal Bond New Jersey Index	–	1.04%	1.32%	3.16%
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New Jersey Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$12.25	$11.42	(6.78)%	(7.51)%
Growth of an Assumed $10,000 Investment as of August 31, 2025 - Common Share Price

Performance Overview and Holdings Summaries as of August 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	42.78%
Regulatory Leverage	38.32%

Fund Allocation
(% of net assets)
Municipal Bonds	173.0%
Short-Term Municipal Bonds	0.4%
Other Assets & Liabilities, Net	1.1%
Floating Rate Obligations	(12.6)%
VRDP Shares, Net	(61.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	8.2%
AA	53.2%
A	21.8%
BBB	8.9%
BB or Lower	3.2%
N/R (not rated)	4.7%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	29.1%
Transportation	18.7%
Tax Obligation/General	11.8%
Education and Civic Organizations	11.8%
Health Care	8.3%
Housing/Single Family	7.5%
Housing/Multifamily	4.4%
Utilities	3.5%
Consumer Staples	3.1%
Other	1.8%
Total	100%

States and Territories[2]
(% of total municipal bonds)
New Jersey	91.1%
New York	4.1%
Pennsylvania	2.8%
Puerto Rico	1.5%
Delaware	0.4%
Guam	0.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2
The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New Jersey personal income tax if, in the judgement of the Fund’s sub‑adviser, such purchases are expected to enhance the Fund’s after‑tax total return potential.

26

NRK	Nuveen New York AMT‑Free Quality Municipal Income Fund Fund Performance, Leverage and Holdings Summaries August 31, 2025
Performance*

		Total Returns as of August 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NRK at Common Share NAV	11/21/02	(7.66)%	(2.37)%	1.20%
NRK at Common Share Price	11/21/02	(7.08)%	(1.06)%	2.19%
S&P Municipal Bond Index	–	0.44%	0.65%	2.28%
S&P Municipal Bond New York Index	–	(0.33)%	0.61%	2.05%
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$10.30	$9.51	(7.67)%	(7.72)%
Growth of an Assumed $10,000 Investment as of August 31, 2025 - Common Share Price

Performance Overview and Holdings Summaries as of August 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	42.97%
Regulatory Leverage	42.48%

Fund Allocation
(% of net assets)
Municipal Bonds	170.4%
Short-Term Municipal Bonds	3.1%
Other Assets & Liabilities, Net	1.7%
Floating Rate Obligations	(1.5)%
MFP Shares, Net	(8.9)%
VRDP Shares, Net	(64.8)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	8.6%
AA	49.7%
A	13.7%
BBB	8.0%
BB or Lower	8.1%
N/R (not rated)	11.9%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	28.6%
Health Care	17.1%
Education and Civic Organizations	14.1%
Utilities	13.9%
Transportation	11.5%
Tax Obligation/General	4.8%
Consumer Staples	4.6%
Industrials	2.1%
Other	3.3%
Total	100%

States and Territories[2]
(% of total municipal bonds)
New York	93.7%
Puerto Rico	5.6%
Guam	0.7%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2
The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund’s sub‑adviser, such purchases are expected to enhance the Fund’s after‑tax total return potential.

28

NNY	Nuveen New York Municipal Value Fund Fund Performance, Leverage and Holdings Summaries August 31, 2025
Performance*

		Total Returns as of August 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NNY at Common Share NAV	10/07/87	(1.89)%	0.15%	1.99%
NNY at Common Share Price	10/07/87	(1.58)%	(1.28)%	1.98%
S&P Municipal Bond Index	–	0.44%	0.65%	2.28%
S&P Municipal Bond New York Index	–	(0.33)%	0.61%	2.05%
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$8.54	$8.09	(5.27)%	(6.65)%
Growth of an Assumed $10,000 Investment as of August 31, 2025 - Common Share Price

Performance Overview and Holdings Summaries as of August 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	0.00%
Regulatory Leverage	0.00%

Fund Allocation
(% of net assets)
Municipal Bonds	97.8%
Short-Term Municipal Bonds	2.2%
Other Assets & Liabilities, Net	0.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	8.5%
AA	41.1%
A	12.8%
BBB	18.7%
BB or Lower	10.1%
N/R (not rated)	8.8%
Total	100%

Portfolio Composition[1]
(% of total investments)
Transportation	22.2%
Tax Obligation/Limited	16.8%
Utilities	15.2%
Health Care	14.7%
Education and Civic Organizations	13.2%
Tax Obligation/General	9.6%
Industrials	4.1%
Consumer Staples	2.9%
Other	1.3%
Total	100%

States and Territories[2]
(% of total municipal bonds)
New York	95.0%
Puerto Rico	3.4%
Guam	1.6%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2
The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund’s sub‑adviser, such purchases are expected to enhance the Fund’s after‑tax total return potential.

30

NAN	Nuveen New York Quality Municipal Income Fund Fund Performance, Leverage and Holdings Summaries August 31, 2025
Performance*

		Total Returns as of August 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NAN at Common Share NAV	5/26/99	(6.24)%	(1.92)%	1.27%
NAN at Common Share Price	5/26/99	3.08%	0.91%	3.08%
S&P Municipal Bond Index	–	0.44%	0.65%	2.28%
S&P Municipal Bond New York Index	–	(0.33)%	0.61%	2.05%
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$10.88	$10.97	0.83%	(2.69)%
Growth of an Assumed $10,000 Investment as of August 31, 2025 - Common Share Price

Performance Overview and Holdings Summaries as of August 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	42.03%
Regulatory Leverage	39.01%

Fund Allocation
(% of net assets)
Municipal Bonds	170.8%
Other Assets & Liabilities, Net	1.5%
Floating Rate Obligations	(8.5)%
AMTP Shares, Net	(37.6)%
VRDP Shares, Net	(26.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	12.2%
AA	37.9%
A	11.5%
BBB	17.7%
BB or Lower	10.1%
N/R (not rated)	10.6%
Total	100%

States and Territories[2]
(% of total municipal bonds)
New York	93.9%
Puerto Rico	5.0%
Guam	1.1%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	30.2%
Transportation	28.0%
Health Care	15.4%
Education and Civic Organizations	6.8%
Utilities	6.0%
Consumer Staples	3.7%
Industrials	3.4%
Tax Obligation/General	3.2%
Financials	2.3%
Other	1.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2
The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund’s sub‑adviser, such purchases are expected to enhance the Fund’s after‑tax total return potential.

32

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Fund Performance, Leverage and Holdings Summaries August 31, 2025
Performance*

		Total Returns as of August 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NQP at Common Share NAV	2/21/91	(6.93)%	(1.04)%	1.82%
NQP at Common Share Price	2/21/91	(4.89)%	0.66%	3.38%
S&P Municipal Bond Index	–	0.44%	0.65%	2.28%
S&P Municipal Bond Pennsylvania Index	–	0.65%	0.68%	2.36%
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Pennsylvania Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$11.81	$10.96	(7.20)%	(8.60)%
Growth of an Assumed $10,000 Investment as of August 31, 2025 - Common Share Price

Performance Overview and Holdings Summaries as of August 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	42.46%
Regulatory Leverage	33.10%

Fund Allocation
(% of net assets)
Municipal Bonds	168.4%
Variable Rate Senior Loan Interests	0.0%
Other Assets & Liabilities, Net	5.2%
Floating Rate Obligations	(24.3)%
VRDP Shares, Net	(49.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	0.5%
AA	60.8%
A	18.2%
BBB	9.0%
BB or Lower	2.2%
N/R (not rated)	9.3%
Total	100%

States and Territories[2]
(% of total municipal bonds)
Pennsylvania	98.4%
Puerto Rico	0.9%
New Jersey	0.7%
Total	100%

Portfolio Composition[1]
(% of total investments)
Health Care	15.9%
Tax Obligation/General	15.3%
Housing/Single Family	14.8%
Utilities	12.9%
Education and Civic Organizations	12.4%
Transportation	11.1%
Tax Obligation/Limited	7.3%
Long-Term Care	5.6%
U.S. Guaranteed	2.5%
Other	2.2%
Variable Rate Senior Loan Interests	0.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2
The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Pennsylvania personal income tax if, in the judgement of the Fund’s sub‑adviser, such purchases are expected to enhance the Fund’s after‑tax total return potential.

34

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen Arizona Quality Municipal Income Fund, Nuveen California AMT‑Free Quality Municipal Income Fund, Nuveen California Municipal Value Fund, Nuveen California Quality Municipal Income Fund, Nuveen New Jersey Quality Municipal Income Fund, Nuveen New York AMT‑Free Quality Municipal Income Fund, Nuveen New York Municipal Value Fund, Nuveen New York Quality Municipal Income Fund and Nuveen Pennsylvania Quality Municipal Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations, of changes in net assets and, for the funds indicated in the table below, of cash flows for the year ended August 31, 2025, including the related notes, and the financial highlights for the year ended August 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations, the changes in each of their net assets and, for the funds indicated in the table below, each of their cash flows for the year ended August 31, 2025, and each of the financial highlights for the year ended August 31, 2025, in conformity with accounting principles generally accepted in the United States of America.
Nuveen Arizona Quality Municipal Income Fund (1)
Nuveen California AMT‑Free Quality Municipal Income Fund (1)
Nuveen California Municipal Value Fund (2)
Nuveen California Quality Municipal Income Fund (1)
Nuveen New Jersey Quality Municipal Income Fund (1)
Nuveen New York AMT‑Free Quality Municipal Income Fund (1)
Nuveen New York Municipal Value Fund (2)
Nuveen New York Quality Municipal Income Fund (1)
Nuveen Pennsylvania Quality Municipal Income Fund (1)

(1)	Statement of operations, statement of changes in net assets, statement of cash flows and financial highlights for the year ended August 31, 2025

(2)	Statement of operations, statement of changes in net assets and financial highlights for the year ended August 31, 2025
The financial statements of the Funds as of August 31, 2024, for the six months ended August 31, 2024 and the year ended February 29, 2024 and the financial highlights for each of the periods ended on or prior to August 31, 2024 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 29, 2024 expressed an unqualified opinion on those financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm (continued)
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
October 29, 2025
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments August 31, 2025
NAZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 162.0% (100.0% of Total Investments)
		MUNICIPAL BONDS - 162.0% (100.0% of Total Investments)
		EDUCATION AND CIVIC ORGANIZATIONS - 30.8% (19.0% of Total Investments)
$2,175,000		Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B	5.000%	07/01/47	$2,157,858
2,000,000		Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2024A	5.000	07/01/50	2,029,924
2,030,000		Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B	4.000	07/01/47	1,777,126
425,000	(a)	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2025A	5.000	07/01/45	438,270
1,000,000		Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2021A	5.000	06/01/42	1,029,258
2,000,000		Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2025A	5.000	06/01/50	2,024,018
515,000	(b)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A	5.125	07/01/37	516,169
525,000		Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017C	5.000	07/01/47	510,825
250,000	(b)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D	5.000	07/01/47	229,709
1,700,000		Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017F	5.000	07/01/37	1,719,261
1,000,000		Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017F	5.000	07/01/52	950,674
380,000	(b)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017G	5.000	07/01/47	349,157
240,000	(b)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A	6.250	11/01/50	203,226
420,000	(b)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Somerset Academy of Las Vegas - Aliante and Skye Canyon Campus Projects, Series 2021A	4.000	12/15/41	348,621
375,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2017B	5.000	03/01/48	327,289
100,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B	4.250	07/01/27	100,330
615,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A	5.000	07/01/38	617,519
1,000,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A	5.000	07/01/48	931,043
125,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, GreatHearts Arizona Projects, Series 2021A	5.000	07/01/28	131,423
125,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, GreatHearts Arizona Projects, Series 2021A	5.000	07/01/29	133,169
130,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, GreatHearts Arizona Projects, Series 2021A	5.000	07/01/30	139,672
125,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, GreatHearts Arizona Projects, Series 2021A	5.000	07/01/31	134,660
455,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada’s Horizon, Inspirada and St. Rose Campus Projects, Series 2018A	5.750	07/15/38	457,433
100,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds Pensar Academy Project, Series 2020	4.000	07/01/30	97,199
1,645,000		Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of Indianapolis - Health Pavilion Project, Series 2019A	4.000	10/01/39	1,430,916
1,080,000		Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of Indianapolis - Health Pavilion Project, Series 2019A	4.000	10/01/49	806,659

See Notes to Financial Statements	37

Portfolio of Investments August 31, 2025 (continued)
NAZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$1,500,000	(b),(c)	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A	6.375%	06/01/39	$1,050,000
360,000		Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Refunding Series 2019	4.000	07/01/31	359,773
340,000		Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Refunding Series 2019	4.000	07/01/33	332,842
780,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Autism Charter Schools Project, Series 2020A	5.000	07/01/50	686,338
195,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Autism Charter Schools Project, Social Series 2021A	4.000	07/01/51	143,640
355,000		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017A	5.000	07/01/37	358,711
490,000		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017C	5.000	07/01/48	470,311
1,715,000		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Highland Prep Project, Series 2019	5.000	01/01/50	1,633,056
700,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A	4.000	07/01/41	596,956
335,000		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2024	4.250	07/01/44	283,407
870,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016	5.000	07/01/47	760,883
520,000		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016	5.000	07/01/36	515,297
300,000		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016	5.000	07/01/47	268,157
2,000,000		Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Creighton University Projects, Series 2020	4.000	07/01/50	1,628,856
775,000		McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016	5.000	07/01/37	781,252
1,000,000		McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016	5.000	07/01/38	1,005,925
1,000,000		Northern Arizona University, System Revenue Bonds, Refunding Series 2020B - BAM Insured	5.000	06/01/39	1,030,942
70,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A	5.000	07/01/46	64,572
800,000		Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A	5.000	07/01/41	792,704
315,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015	5.000	07/01/35	315,065
300,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015	5.000	07/01/45	277,250
650,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A	5.000	07/01/41	622,923
1,110,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A	5.000	09/01/45	925,148

38	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$400,000		Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015	5.000%	07/01/35	$400,100
900,000		Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Vista College Preparatory Project, Series 2018A	4.125	07/01/38	836,604
1,995,000		Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016	5.000	10/01/36	2,011,678
500,000		Pima County Community College District, Arizona, Revenue Bonds, Series 2019	5.000	07/01/36	515,562
120,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017	6.000	06/15/37	120,445
680,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017	6.125	06/15/47	668,343
200,000	(c)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.250	07/01/36	140,000
115,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017	6.750	02/01/50	110,614
500,000	(b)	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools - Mesa Project, Series 2015A	5.000	12/15/34	485,080
730,000		Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017 - BAM Insured	5.000	07/01/35	740,538
1,000,000	(b)	Sierra Vista Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Desert Heights Charter School Project, Refunding Series 2024	6.125	06/01/57	897,073

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			41,421,453

		HEALTH CARE - 19.9% (12.3% of Total Investments)
890,000		Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, Children’s National Prince County Regional Medical Center, Series 2020A	4.000	09/01/38	863,757
4,975,000		Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2020A	4.000	02/01/50	4,089,054
1,000,000		Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Honor Health, Series 2024D	5.000	12/01/44	1,000,708
1,250,000		Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A	5.000	09/01/42	1,253,426
3,275,000		Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2021A	4.000	09/01/51	2,620,355
1,250,000		Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2016A	5.000	01/01/32	1,280,902
1,000,000		Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2016A	5.000	01/01/35	1,019,377
2,000,000		Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017A	5.000	01/01/41	2,026,290
2,000,000		Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2019A	4.000	01/01/44	1,770,592
3,000,000		Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Mayo/Brooks Rehabilitation Facility Project, Series 2024A	5.000	10/31/44	3,036,785
2,250,000		Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical Center, Series 2021A	3.000	04/01/51	1,453,572
1,025,000		Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Refunding Series 2016	5.000	08/01/36	1,033,057
815,000		Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2019	5.000	08/01/39	832,250
650,000		Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2019	4.000	08/01/43	570,651

See Notes to Financial Statements	39

Portfolio of Investments August 31, 2025 (continued)
NAZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE (continued)
$2,125,000		Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2024A	5.250%	08/01/49	$2,155,397
500,000		Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2024A	4.000	08/01/54	418,699
1,325,000		Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2024A	5.250	08/01/54	1,333,504

		TOTAL HEALTH CARE			26,758,376

		HOUSING/MULTIFAMILY - 1.8% (1.1% of Total Investments)
1,830,000		Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group - NCCU Properties LLC - North Carolina Central University, Series 2019A - BAM Insured	5.000	06/01/49	1,808,815
250,000	(b),(d)	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A	0.000	10/01/56	193,093
500,000		Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2022A	7.000	10/01/56	481,844

		TOTAL HOUSING/MULTIFAMILY			2,483,752

		HOUSING/SINGLE FAMILY - 3.9% (2.4% of Total Investments)
940,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2023A	5.450	09/01/48	939,320
815,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024A	4.650	09/01/54	768,068
1,855,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024C	4.850	09/01/54	1,793,503
735,000		Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2023A	4.850	07/01/48	719,971
1,090,000		Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2024A	4.800	07/01/54	1,045,695

		TOTAL HOUSING/SINGLE FAMILY			5,266,557

		INFORMATION TECHNOLOGY - 0.3% (0.2% of Total Investments)
410,000		Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, (AMT), (Mandatory Put 6/15/28)	4.100	12/01/37	413,713

		TOTAL INFORMATION TECHNOLOGY			413,713

		LONG-TERM CARE - 3.5% (2.2% of Total Investments)
585,000		Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017	5.375	01/01/38	458,463
1,000,000		Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal Oaks Royal Oaks - Inspirata Pointe Project, Series 2020A	5.000	05/15/41	921,170
1,760,000		Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016	5.400	10/01/36	1,373,476
1,435,000		Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2021A	4.000	12/01/38	1,297,068
1,080,000	(b)	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A	6.125	10/01/47	702,422

		TOTAL LONG-TERM CARE			4,752,599

		TAX OBLIGATION/GENERAL - 21.8% (13.4% of Total Investments)
575,000		Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project, Refunding Series 2017 - BAM Insured	5.000	07/01/35	593,195
1,215,000		Buckeye, Arizona, General Obligation Bonds, Series 2025	5.250	07/01/50	1,259,969
665,000		Glendale, Arizona, General Obligation Bonds, Series 2024	5.000	07/01/44	695,402
2,105,000		Golder Ranch Fire District, Pima and Pinal Counties, Arizona, General Obligation Bonds, Series 2021	4.000	07/01/45	1,888,447

40	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/GENERAL (continued)
$1,045,000	Maricopa County School District 14 Creighton Elementary, Arizona, General Obligation Bonds, School Improvement Series 2021C	4.000%	07/01/34	$1,079,591
2,315,000	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 1990, Series 1990A	5.000	07/01/38	2,383,907
630,000	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 2017, Series 2018A	5.000	07/01/37	646,524
800,000	Maricopa County School District 3 Tempe Elementary, Arizona, General Obligation Bonds, School Improvement, Project of 2022, Series 2025B	5.000	07/01/43	835,459
300,000	Maricopa County School District 3 Tempe Elementary, Arizona, General Obligation Bonds, School Improvement, Project of 2022, Series 2025B	5.000	07/01/44	311,275
600,000	Maricopa County School District 6, Arizona, General Obligation Bonds, Washington Elementary School Improvement Project of 2022, Series 2025B - BAM Insured	5.000	07/01/44	618,995
1,250,000	Maricopa County School District 66 Roosevelt Elementary, Arizona, General Obligation Bonds, School Improvement Project of 2020, Series 2024C - AGM Insured	5.000	07/01/43	1,283,003
1,500,000	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series 2018C	5.000	07/01/36	1,545,874
2,000,000	Maricopa County Unified School District 69 Paradise Valley, Arizona, General Obligation Bonds, School Improvement Project of 2019, Series 2022D	4.000	07/01/41	1,889,923
1,275,000	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E	5.000	07/01/33	1,321,568
1,295,000	Maricopa County Union High School District 216 Agua Fria, Arizona, General Obligation Bonds, School Improvement, Project of 2023, Series 2024A	5.000	07/01/43	1,340,388
200,000	Maricopa County Union High School District 216 Agua Fria, Arizona, General Obligation Bonds, School Improvement, Projects of 2023 and 2024, Series 2025	5.000	07/01/44	207,510
1,000,000	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017	5.000	07/01/34	1,034,894
1,000,000	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017	5.000	07/01/36	1,029,485
690,000	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017	5.000	07/01/36	707,994
1,000,000	Phoenix, Arizona, General Obligation Bonds, Various Purpose Series 2024A	5.000	07/01/45	1,039,110
200,000	Pima County Unified School District 1, Tucson, Arizona, General Obligation Bonds, Project of 2023 School Improvement Series 2024A - AGM Insured	5.000	07/01/43	207,948
750,000	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School Improvement, Project of 2022, Series 2025C	5.000	07/01/43	772,414
620,000	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A - BAM Insured	5.000	07/01/34	640,962
1,000,000	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A - BAM Insured	5.000	07/01/35	1,031,644
550,000	Pinal County Unified School District 20 Maricopa, Arizona, General Obligation Bonds, School Improvement Project of 2024, Series 2025A - BAM Insured	5.000	07/01/44	563,209
2,000,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A‑1	4.000	07/01/46	1,652,983
500,000	Tempe Union High School District 213, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project of 2022, Series 2025B	5.000	07/01/43	521,214

See Notes to Financial Statements	41

Portfolio of Investments August 31, 2025 (continued)
NAZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/GENERAL (continued)
$1,025,000		Tempe, Arizona, General Obligation Bonds, Refunding Series 2024	5.000%	07/01/44	$1,066,525
950,000		Tempe, Arizona, General Obligation Bonds, Series 2021	5.000	07/01/39	1,002,739
105,000		Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B	4.500	07/01/33	105,095

		TOTAL TAX OBLIGATION/GENERAL			29,277,246

		TAX OBLIGATION/LIMITED - 38.4% (23.7% of Total Investments)
100,000	(b)	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020	5.000	06/01/31	100,692
1,250,000		Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016	5.000	07/01/35	1,266,604
275,000		Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016	4.000	07/01/36	274,612
1,000,000		Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2025	4.500	07/01/43	976,329
1,215,000		Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 3, Series 2020	4.000	07/01/45	970,188
122,853	(b),(c)	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A	7.000	07/01/41	85,997
1,210,000	(b)	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015	5.000	07/15/39	1,147,297
1,810,000		Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2017 - AGM Insured	5.000	07/15/42	1,828,432
2,445,000		Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2018 - BAM Insured	4.375	07/15/43	2,314,394
650,000		Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2021 - BAM Insured	4.000	07/15/41	597,553
484,000		Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013	5.250	07/01/38	464,860
696,000		Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2019	5.200	07/01/43	617,203
2,279,000		Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 12, Series 2021	3.750	07/01/45	1,650,745
1,035,000		Eastmark Community Facilities District 2, Mesa, Arizona, General Obligation Bonds, Series 2020	3.500	07/15/44	706,175
105,000		Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017 —AGM Insured	5.000	07/15/32	108,878
1,145,000		Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Revenue Bonds, Lucero Assessment District 2, Series 2023	5.750	07/01/46	1,094,520
370,000		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016 - BAM Insured	4.000	07/15/36	364,450
1,000,000		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2017 - BAM Insured	5.000	07/15/37	1,011,530
590,000		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2018 - BAM Insured	5.000	07/15/38	595,595
1,000,000		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2020 - BAM Insured	4.000	07/15/40	926,012
1,000,000		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2022 - AGM Insured	5.000	07/15/42	997,156
308,000		Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017	5.200	07/01/37	287,947
1,469,000		Floreo at Teravalis Community Facilities District, Arizona, Special Assessment Revenue Bonds, District 1 Series 2025	5.750	07/01/40	1,474,512
545,000		Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016	4.000	07/15/32	548,829
1,500,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/39	1,507,411
1,250,000		Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A	5.000	12/01/46	1,227,987

42	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/LIMITED (continued)
$615,000	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A	5.000%	10/01/39	$612,766
200,000	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2016	5.000	07/15/31	202,805
385,000	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2017 - BAM Insured	5.000	07/15/42	386,247
400,000	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006	5.350	07/15/31	400,033
1,625,000	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate Lien Series 2020A	4.000	07/01/45	1,498,403
580,000	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, (AMT)	5.000	07/01/38	580,061
1,500,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019	4.000	08/01/38	1,478,529
6,908,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/46	2,183,325
915,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	5.000	07/01/58	839,291
2,440,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.784	07/01/58	2,155,559
390,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016	4.000	08/01/34	391,926
395,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016	4.000	08/01/36	395,340
2,500,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2020	4.000	08/01/45	2,240,710
2,000,000	Queen Creek, Arizona, Excise Tax and State Shared Revenue Obligation Bonds, Series 2024	5.000	08/01/49	2,031,546
1,000,000	Queen Creek, Arizona, Excise Tax and State Shared Revenue Obligation Bonds, Series 2024	5.000	08/01/54	1,007,869
280,000	Sedona, Arizona, Excise Tax Revenue Bonds, Series 2024 - AGM Insured	5.000	07/01/54	280,893
1,650,000	Sundance Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Refunding Series 2018 - BAM Insured	5.000	07/15/39	1,687,117
347,000	Superstition Vistas Community Facilities District 1, Apache Junction, Arizona, Special Assessment Bonds, Assessment Area 3, Series 2024	5.800	07/01/48	331,324
694,000	Superstition Vistas Community Facilities District 1, Apache Junction, Arizona, Special Assessment Revenue Bonds, Series 2023	6.000	07/01/47	692,163
235,000	Superstition Vistas Community Facilities District 2, Arizona, Special Assessment Bonds, Assessment Area 2, Series 2025	5.700	07/01/40	235,708
750,000	Tartesso West Community Facility District, Buckeye, Arizona, General Obligation Bonds, Series 2024	4.000	07/15/47	659,683
2,500,000	Town of Queen Creek, Arizona, Excise Tax and State Shared Revenue Obligation Bonds, Series 2022	5.000	08/01/47	2,540,213
500,000	Verrado District 1 Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2023 - BAM Insured	4.125	07/15/41	470,534
405,000	Vistancia North Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2024 - AGM Insured	4.375	07/15/49	364,141
3,965,000	Yavapai County Jail District, Arizona, Pledged Revenue Obligation Bonds, Series 2020 - BAM Insured	4.000	07/01/40	3,693,403
1,160,000	Yuma County, Arizona, Pledge Revenue Obligations, Series 2022 - BAM Insured	4.250	07/15/42	1,107,957

	TOTAL TAX OBLIGATION/LIMITED			51,613,454

	TRANSPORTATION - 6.8% (4.2% of Total Investments)
2,000,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B, (AMT)	5.000	07/01/49	1,967,028
1,550,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Junior Lien Series 2025	5.000	07/01/45	1,589,920
1,000,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, (AMT)	5.000	07/01/37	1,009,751
1,000,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, (AMT)	5.000	07/01/42	1,000,106

See Notes to Financial Statements	43

Portfolio of Investments August 31, 2025 (continued)
NAZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TRANSPORTATION (continued)
$1,500,000		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2018, (AMT)	5.000%	07/01/43	$1,486,284
1,045,000		Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A	5.000	07/01/35	1,093,349
1,000,000		Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A	5.000	07/01/38	1,027,826

		TOTAL TRANSPORTATION			9,174,264

		U.S. GUARANTEED - 1.7% (e)(1.1% of Total Investments)
550,000		Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017, (Pre-refunded 7/15/27) - AGM Insured	5.000	07/15/32	576,916
55,000		Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, (Pre‑refunded 7/15/26)	4.000	07/15/32	55,696
150,000		Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016, (Pre‑refunded 8/01/26)	4.000	08/01/34	151,735
150,000		Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016, (Pre‑refunded 8/01/26)	4.000	08/01/36	151,736
1,320,000		Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, (Pre‑refunded 7/01/27)	5.000	07/01/36	1,384,492

		TOTAL U.S. GUARANTEED			2,320,575

		UTILITIES - 33.1% (20.4% of Total Investments)
30,000		Carefree Utilities Community Facilities District, Arizona, Water System Revenue Bonds, Series 2021	4.000	07/01/41	28,140
650,000		Carefree Utilities Community Facilities District, Arizona, Water System Revenue Bonds, Series 2021	4.000	07/01/46	564,178
655,000		Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016	5.000	01/01/36	658,301
2,615,000		City of Mesa, Arizona, Utility System Revenue Bonds, Series 2022C	5.000	07/01/36	2,931,118
1,250,000		Gilbert Water Resource Municipal Property Corporation, Arizona, Utility System Revenue Bonds, Senior Lien Green Series 2022	4.000	07/15/47	1,133,715
1,000,000		Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Senior Lien Series 2025	5.000	07/01/45	1,031,327
785,000		Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016 - AGM Insured	5.000	07/01/45	786,534
875,000		Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2020 - AGM Insured	4.000	07/01/49	752,987
1,825,000		Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2025	5.000	07/01/43	1,894,098
200,000		Guam Power Authority, Revenue Bonds, Refunding Series 2024A	5.000	10/01/42	201,902
1,700,000		Mesa, Arizona, Utility System Revenue Bonds, Series 2018	5.000	07/01/42	1,717,766
1,205,000		Mesa, Arizona, Utility System Revenue Bonds, Series 2022A - BAM Insured	5.000	07/01/46	1,219,160
500,000		Mesa, Arizona, Utility System Revenue Bonds, Series 2025	4.500	07/01/49	473,536
1,840,000		Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Junior Lien Series 2023	5.250	07/01/47	1,922,560
1,135,000		Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014	5.000	07/01/29	1,136,723
1,000,000		Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2021A	4.000	07/01/42	963,165
750,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	701,613
1,000,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/37	1,026,654
2,500,000		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023A	5.000	01/01/47	2,553,136
4,000,000		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023A	5.000	01/01/50	4,069,009
1,155,000		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023B	5.000	01/01/48	1,183,615

44	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	UTILITIES (continued)
$3,000,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2024A	5.000%	01/01/49	$3,076,273
4,500,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.500	12/01/29	4,858,393
5,665,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/37	5,926,307
805,000	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018	5.000	07/01/36	830,055
3,000,000	Yuma, Arizona, Utilities System Revenue Bonds, Green Series 2021 - BAM Insured	4.000	07/01/40	2,910,496

	TOTAL UTILITIES			44,550,761

	TOTAL MUNICIPAL BONDS (Cost $229,492,535)			218,032,750

	TOTAL LONG-TERM INVESTMENTS (Cost $229,492,535)			218,032,750

	AMTP SHARES, NET - (65.6)% (f)			(88,271,752)

	OTHER ASSETS & LIABILITIES, NET - 3.6%			4,819,898

	NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$134,580,896

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax

(a)	When-issued or delayed delivery security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $14,311,231 or 6.6% of Total Investments.
(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	Step‑up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(e)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f)	AMTP Shares, Net as a percentage of Total Investments is 40.5%.

See Notes to Financial Statements	45

Portfolio of Investments August 31, 2025
NKX

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 172.4% (98.4% of Total Investments)
		MUNICIPAL BONDS - 172.4% (98.4% of Total Investments)
		CONSUMER STAPLES - 0.0% (0.0% of Total Investments)
$235,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A	4.000%	06/01/49	$193,435

		TOTAL CONSUMER STAPLES			193,435

		EDUCATION AND CIVIC ORGANIZATIONS - 10.5% (6.0% of Total Investments)
1,515,000		California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2023	5.000	11/01/53	1,535,311
700,000	(a)	California Enterprise Development Authority, Charter School Revenue Bonds, Academy for Academic Excellence Project, Series 2020A	5.000	07/01/50	620,919
500,000	(a)	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science & Language Academy Project, Series 2021	4.000	07/01/61	347,285
6,760,000		California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020	4.000	07/01/50	5,886,380
455,000	(a)	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A	5.500	06/01/53	409,372
3,300,000		California Municipal Finance Authority, Academic Facilities Revenue Bonds, Scripps College Series 2025	5.000	07/01/55	3,224,766
1,000,000	(a)	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. - Lincoln Project, Taxable Series 2019B	5.000	10/01/39	949,896
995,000	(a)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/46	873,549
1,560,000	(a)	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A	6.875	01/01/42	1,445,706
1,000,000		California Municipal Finance Authority, Revenue Bonds, The Master’s University & Seminary, Series 2019	5.000	08/01/48	923,625
1,100,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A	5.000	06/01/59	850,981
250,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Aspire Public School - Obligated Group, Issue No.6, Series 2020A	5.000	08/01/42	237,397
1,000,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Camino Nuevo Charter Academy Sustainability Series 2023A	5.000	06/01/43	950,457
415,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Lifeline Education Charter School Project, Series 2020A	5.000	07/01/55	369,291
600,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Social Bonds - iLead Lancaster Project, Series 2021A	5.000	06/01/51	501,155
555,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Stem Preparatory Schools - Obligated Group, Series 2023A	5.125	06/01/53	510,113
635,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A	5.000	07/01/45	623,248
750,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A	5.000	07/01/46	730,467
4,925,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C	5.000	07/01/46	4,827,402
1,000,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Granada Hills Charter High School Obligated Group, Series 2019	5.000	07/01/43	969,188
280,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A	5.750	07/01/41	281,408

46	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	EDUCATION AND CIVIC ORGANIZATIONS (continued)
$7,710,000	California State University, Systemwide Revenue Bonds, Series 2017A	5.000%	11/01/47	$7,735,351
5,500,000	California State University, Systemwide Revenue Bonds, Series 2024A	4.000	11/01/49	4,851,702
1,115,000	California State University, Systemwide Revenue Bonds, Series 2024A	4.000	11/01/55	957,265
10,000,000	University of California, General Revenue Bonds, Limited Project Series 2018O	5.000	05/15/43	10,141,014
9,425,000	University of California, General Revenue Bonds, Series 2025CC	5.000	05/15/53	9,643,661

	TOTAL EDUCATION AND CIVIC ORGANIZATIONS			60,396,909

	HEALTH CARE - 32.7% (18.6% of Total Investments)
15,875,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B	5.000	11/15/46	15,889,848
10,000,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A	4.000	11/15/48	8,440,151
5,375,000	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A	4.000	03/01/39	4,777,984
7,760,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Health System, Series 2021A	4.000	08/15/48	6,847,815
7,900,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A	5.000	08/15/42	7,645,506
4,265,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A	5.000	08/15/47	4,042,873
2,930,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019	4.000	11/15/45	2,519,187
3,390,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/44	3,026,117
7,500,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital at Stanford, Refunding Forward Delivery Series 2022A	4.000	05/15/46	6,560,847
5,235,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital at Stanford, Refunding Forward Delivery Series 2022A	4.000	05/15/51	4,413,298
795,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A	5.000	10/01/38	795,392
6,760,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B	5.000	10/01/44	6,738,563
15,660,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A	4.000	10/01/47	13,284,663
9,450,000	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Series 2020A	4.000	08/15/50	8,205,558
7,635,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A	5.250	07/01/49	7,501,952
4,465,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A	5.250	07/01/54	4,348,579
5,495,000	California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A - AGM Insured	4.000	02/01/51	4,695,914
7,700,000	California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A	4.000	02/01/51	6,275,012
3,000,000	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A	5.000	02/01/42	3,001,903
2,000,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A	5.000	07/01/42	1,935,770
250,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A	5.000	07/01/47	237,929
1,635,000	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015	5.000	11/01/35	1,635,080
1,000,000	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015	5.000	11/01/40	952,079
3,000,000	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015	5.000	11/01/44	2,796,079
2,690,000	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250	11/01/36	2,699,176

See Notes to Financial Statements	47

Portfolio of Investments August 31, 2025 (continued)
NKX

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE (continued)
$2,585,000		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250%	11/01/41	$2,542,271
1,000,000		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.000	11/01/47	889,655
3,200,000		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250	11/01/47	3,047,658
1,855,000		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A	5.250	11/01/52	1,859,494
500,000		California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017	5.000	10/15/37	502,552
13,615,000		California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017	5.000	10/15/47	12,686,693
1,100,000		California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016	5.000	10/01/46	1,081,855
1,200,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250	12/01/44	1,165,734
4,000,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.500	12/01/54	3,870,127
1,535,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	1,401,366
15,205,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.500	12/01/58	14,642,955
2,655,000		California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A	5.000	03/01/42	2,648,270
1,940,000		California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A	4.000	08/01/45	1,604,919
845,000		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A - AGM Insured	5.250	08/15/52	853,905
2,550,000		Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2017	5.000	11/01/32	2,374,950
8,895,000		Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016	4.000	11/01/39	6,504,938
520,000		Washington Township Health Care District, California, Revenue Bonds, Series 2023A	5.750	07/01/48	539,005

		TOTAL HEALTH CARE			187,483,622

		HOUSING/MULTIFAMILY - 18.0% (10.3% of Total Investments)
5,915,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A	4.000	02/01/56	3,749,854
7,570,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A‑2	4.000	08/01/47	5,526,887
5,355,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	3,478,183
230,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A‑2	4.000	02/01/50	165,625
1,645,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A	5.000	08/01/50	1,464,456
500,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A	5.000	08/01/49	438,167
5,345,000	(a)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A	5.000	04/01/49	4,329,192
7,005,530		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019‑2	4.000	03/20/33	7,104,958
6,124,278		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021‑1	3.500	11/20/35	5,779,507

48	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSING/MULTIFAMILY (continued)
$1,098,571		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019‑1	4.250%	01/15/35	$1,122,068
5,981,597		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1	4.375	09/20/36	6,007,681
160,000	(a)	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Refunding Series 2023A	5.250	07/01/40	163,159
8,205,000	(a)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A‑2	4.000	04/01/56	5,927,245
2,740,000	(a)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1	4.000	08/01/58	1,960,091
1,440,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A‑1	3.600	05/01/47	1,124,557
3,980,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A‑2	3.250	05/01/57	2,566,144
6,135,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A	4.000	10/01/56	4,763,962
250,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A‑1	3.500	10/01/46	196,242
7,065,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A‑2	4.000	10/01/56	5,139,314
9,485,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A	5.000	01/01/54	8,208,442
7,485,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A‑2	4.000	10/01/56	5,411,687
770,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A‑1	3.000	07/01/43	569,232
3,340,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A‑1	3.125	07/01/56	2,050,382
2,485,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A‑2	4.000	09/01/56	1,751,779
155,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Orange City Portfolio, Mezzanine Lien Series 2021B	4.000	03/01/57	107,072
3,775,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A	4.000	08/01/56	3,199,649
1,360,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B	4.000	12/01/56	984,039
555,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A‑2	3.000	12/01/56	369,939
2,720,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A‑2	4.000	07/01/56	2,090,825
1,975,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1‑Pasadena Apartments, Senior Lien Series 2021A‑1	3.000	06/01/47	1,307,936
7,200,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1‑Pasadena Apartments, Senior Lien Series 2021A‑2	3.125	06/01/57	4,096,835
7,285,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A‑1	3.000	12/01/49	4,656,711
3,285,000		Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013	5.000	04/15/38	3,286,917

See Notes to Financial Statements	49

Portfolio of Investments August 31, 2025 (continued)
NKX

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	HOUSING/MULTIFAMILY (continued)
$670,000	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014	5.000%	06/15/44	$670,013
185,000	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014	5.000	06/15/49	184,220
1,420,000	Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.400	12/01/54	1,219,059
510,000	Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.500	12/01/59	448,721
1,965,000	Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.550	12/01/61	1,773,340

	TOTAL HOUSING/MULTIFAMILY			103,394,090

	LONG-TERM CARE - 0.5% (0.3% of Total Investments)
630,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A	6.250	02/01/26	631,872
2,500,000	California Municipal Finance Authority, Revenue Bonds, HumanGood California Obligated Group, Refunding Series 2019A	5.000	10/01/44	2,421,788

	TOTAL LONG-TERM CARE			3,053,660

	TAX OBLIGATION/GENERAL - 40.4% (23.0% of Total Investments)
2,210,000	Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A	5.250	08/01/46	2,239,748
1,600,000	California State, General Obligation Bonds, Refunding Various Purpose Bid Group C Series 2016	5.000	09/01/32	1,635,667
13,000,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2018. Bid Group C	5.000	08/01/37	13,517,734
5,390,000	California State, General Obligation Bonds, Various Purpose Series 2015	5.000	08/01/45	5,392,870
3,000,000	California State, General Obligation Bonds, Various Purpose Series 2017	5.000	11/01/47	3,033,012
5,000,000	California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B	5.000	10/01/48	5,060,211
20,750,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C - AGM Insured	0.000	08/01/43	8,735,198
4,500,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2018B	4.000	08/01/43	4,138,226
1,725,000	Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2017J	4.000	08/01/41	1,645,023
19,230,000	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2025‑26	5.000	06/30/26	19,707,212
5,000,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Dedicated Ad Valorem Property Tax, Sustainability Green Series 2022QRR	5.250	07/01/47	5,213,264
22,290,000	Los Angeles, California, General Obligation Bonds, Tax & Revenue Anticipation Notes, Series 2025	5.000	06/25/26	22,828,818
1,500,000	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A	4.000	08/01/45	1,311,968
1,150,000	Monterey Peninsula Community College District, Monterey County, California, General Obligation Bonds, Election of 2020 Series 2024B	4.000	08/01/51	1,000,748
16,744,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A‑1	4.000	07/01/41	14,578,875
5,000,000	San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2024, Series 2025A‑1	4.000	08/01/50	4,446,975
11,980,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R‑1	0.000	07/01/31	10,092,973
3,400,000	San Francisco Community College District, California, General Obligation Bonds, Election 2020 Series 2020A	4.000	06/15/45	3,103,600

50	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/GENERAL (continued)
$1,580,000		Santa Ana College Improvement District 1, Orange County, California, General Obligation Bonds, Rancho Santiago Community College District, Election of 2012, Series 2019C	3.000%	08/01/39	$1,319,629
10,000,000		Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C	0.000	08/01/41	4,889,547
23,280,000	(b)	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D - AGC Insured	0.000	08/01/47	25,519,906
38,845,000	(b)	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D - AGM Insured	0.000	08/01/50	42,644,764
15,780,000	(b)	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010 - AGM Insured	0.000	08/01/49	13,226,269
8,625,000		Walnut Creek School District, Contra Costa County, California, General Obligation Bonds, Election 2022 Series 2023A	4.000	09/01/52	7,446,714
2,500,000		Washington Township Health Care District, California, General Obligation Bonds, 2020 Election Series 2023B - AGM Insured	4.500	08/01/53	2,349,469
8,345,000	(b)	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D	0.000	08/01/42	6,666,755

		TOTAL TAX OBLIGATION/GENERAL			231,745,175

		TAX OBLIGATION/LIMITED - 21.5% (12.3% of Total Investments)
1,260,000		Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A - AGM Insured	5.125	08/01/26	1,262,128
210,000		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B	5.000	09/02/36	210,054
1,000,000		California Municipal Finance Authority, Special Tax Revenue Bonds, Community Facilities District 2023‑11 Hesperia- Silverwood Improvement Area 1, Series 2025	5.125	09/01/55	952,258
2,830,000		California Municipal Finance Authority, Special Tax Revenue Bonds, Community Facilities District 2023‑11 Hesperia- Silverwood Improvement Area 1, Series 2025	5.250	09/01/60	2,724,892
2,065,000		California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H	5.000	04/01/31	2,068,184
545,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B	5.000	09/02/46	544,596
1,000,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C	5.000	09/02/47	980,657
745,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A	5.000	09/02/47	743,233
750,000		Corona, California, Special Tax Bonds, Community Facilities District 2018‑1 Bedford, Series 2018A	5.000	09/01/48	750,068
3,795,000	(a)	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001 - AMBAC Insured	5.250	01/01/34	3,802,075
185,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A‑1	5.000	06/01/51	176,736
7,930,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/31	7,969,177
4,000,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/39	4,019,761
1,000,000		Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015	5.000	09/02/40	993,925
2,760,000		Los Angeles County Facilities Inc, California, Lease Revenue Bonds, Vermont Corridor County Administration Building, Series 2018A	5.000	12/01/51	2,788,901

See Notes to Financial Statements	51

Portfolio of Investments August 31, 2025 (continued)
NKX

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$15,000,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A	5.000%	06/01/38	$15,166,845
3,220,000		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A	5.000	07/01/44	3,296,841
3,580,000	(c)	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2025J	5.250	12/01/50	3,731,344
1,000,000		Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2014‑2, Series 2017	5.000	09/01/47	998,940
16,657,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/46	5,264,568
32,445,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/51	7,573,173
17,239,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	5.000	07/01/58	15,812,614
1,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.329	07/01/40	927,442
1,482,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.536	07/01/53	1,278,232
3,175,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.784	07/01/58	2,804,877
2,160,000		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003‑1 Improvement Area 1, Refunding Series 2022A‑1 - AGM Insured	5.250	09/01/52	2,214,887
400,000		Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015	5.000	09/01/33	400,193
15,385,000		San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2016A	5.000	04/01/48	15,451,708
325,000		San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B	5.250	09/01/26	325,561
540,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014	5.000	08/01/39	540,843
10,000		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011	7.000	10/01/26	10,031
3,600,000		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99‑02, Series 2018A	5.000	09/01/33	3,710,866
2,145,000	(a)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16‑01, Series 2017	6.125	09/01/37	2,219,549
990,000	(a)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16‑01, Series 2017	6.250	09/01/47	1,010,457
600,000		Tracy, California, Special Tax Bonds, Community Facilities District 2016‑1 Tracy Hills, Improvement Area 2, Series 2023	5.250	09/01/38	626,080
635,000		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A	5.000	10/01/45	611,641
2,540,000		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A	5.000	10/01/49	2,387,604
3,965,000		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A - AGM Insured	5.000	10/01/32	3,975,429
350,000		West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015‑1 Arambel‑KDN, Refunding Series 2015	5.250	09/01/35	350,340
790,000		West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015‑1 Arambel‑KDN, Refunding Series 2015	5.250	09/01/45	790,076
700,000		West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Refunding Series 2016	5.000	09/01/40	701,763
1,400,000		West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017	5.000	09/01/47	1,362,142

		TOTAL TAX OBLIGATION/LIMITED			123,530,691

52	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TRANSPORTATION - 16.6% (9.5% of Total Investments)
$6,500,000		Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S‑7	4.000%	04/01/47	$5,743,744
2,000,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2021A	4.000	01/15/46	1,818,708
4,000,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019E	5.000	05/15/49	4,022,022
3,000,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2023A	5.000	07/01/53	3,046,685
3,000,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A	4.000	07/01/51	2,631,982
4,230,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A	4.000	07/01/56	3,633,529
13,770,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A	5.000	07/01/56	13,865,981
4,535,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B	5.000	05/01/47	4,534,840
44,650,000	(d)	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, (UB)	5.000	05/01/47	44,648,419
9,500,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023D	5.250	05/01/48	9,866,379
2,025,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A	4.000	01/15/50	1,733,052

		TOTAL TRANSPORTATION			95,545,341

		U.S. GUARANTEED - 4.4% (e)(2.5% of Total Investments)
2,040,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, (Pre‑refunded 11/15/26)	5.000	11/15/46	2,109,818
18,430,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, (Pre‑refunded 11/15/25)	5.000	11/15/41	18,530,156
2,250,000		California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, (Pre‑refunded 1/01/28) - AMBAC Insured	5.000	07/01/36	2,404,276
2,000,000		Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Taxable Refunding Series 2019, (Pre‑refunded 6/01/28)	4.000	06/01/43	2,099,350

		TOTAL U.S. GUARANTEED			25,143,600

		UTILITIES - 27.8% (15.9% of Total Investments)
30,055,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2021B‑1, (Mandatory Put 8/01/31)	4.000	02/01/52	30,199,249
7,000,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023E‑1, (Mandatory Put 3/01/31)	5.000	02/01/54	7,446,140
6,625,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023F, (Mandatory Put 11/01/30)	5.500	10/01/54	7,119,591
5,250,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023G, (Mandatory Put 4/01/30)	5.250	11/01/54	5,622,302
4,000,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019	5.000	07/01/39	4,044,393
5,635,000		Central Valley Energy Authority, California, Commodity Supply Revenue Bonds, Prepaid Pacific Life Insurance, Series 2025, (Mandatory Put 8/01/35)	5.000	12/01/55	6,057,052
6,190,000		East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2019A	5.000	06/01/49	6,273,064

See Notes to Financial Statements	53

Portfolio of Investments August 31, 2025 (continued)
NKX

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$2,490,000		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A	5.000%	11/15/35	$2,661,382
1,835,000		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A	5.500	11/15/37	2,024,319
6,015,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C	5.000	07/01/47	5,976,706
8,340,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A	5.000	07/01/45	8,319,169
5,190,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B	5.000	07/01/50	5,187,439
3,000,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022B	5.000	07/01/47	3,000,149
1,820,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2025A - BAM Insured	5.000	07/01/53	1,825,449
1,145,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B	5.000	07/01/42	1,141,065
8,250,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C	5.000	07/01/38	8,550,310
5,000,000		Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A	5.000	06/01/43	5,085,827
1,000,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A	5.000	06/15/46	1,005,959
2,000,000		Orange County Sanitation District, California, Wastewater Revenue Bonds, Refunding Series 2016A	5.000	02/01/35	2,015,363
8,660,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	8,101,288
2,000,000		San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B	5.000	08/01/37	2,024,754
600,000		San Joaquin County, California, Revenue Bonds, CSA County Service Area 31, Refunding Series 2018A	5.000	08/01/42	571,062
5,000,000		South Coast Water District Financing Authority, California, Revenue Bonds, Series 2019A	5.000	02/01/44	5,123,981
15,000,000		Southern California Public Power Authority, California, Revenue Bonds, Clean Energy Project Revenue Bonds, Series 2024A, (Mandatory Put 9/01/30)	5.000	04/01/55	15,898,641
14,530,000		Southern California Public Power Authority, Southern Transmission System Renewal Project Revenue Bonds, Series 2023‑1A	5.000	07/01/48	14,533,563

		TOTAL UTILITIES			159,808,217

		TOTAL MUNICIPAL BONDS (Cost $1,012,993,252)			990,294,740
		TOTAL LONG-TERM INVESTMENTS (Cost $1,012,993,252)			990,294,740

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 2.8% (1.6% of Total Investments)
		MUNICIPAL BONDS - 2.8% (1.6% of Total Investments)
		EDUCATION AND CIVIC ORGANIZATIONS - 1.4% (0.8% of Total Investments)
$8,000,000	(f)	University of California, General Revenue Bonds, Variable Rate Demand Obligation, Series 2024BY‑1	2.650	05/15/54	$8,000,000

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			8,000,000

54	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WATER AND SEWER - 1.4% (0.8% of Total Investments)
$8,000,000	(f)	Orange County Water District, California, Revenue Certificates of Participation, Adjustable Rate Series 2003A	2.650%	08/01/42	$8,000,000
		TOTAL WATER AND SEWER			8,000,000

		TOTAL MUNICIPAL BONDS (Cost $16,000,000)			16,000,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $16,000,000)			16,000,000

		TOTAL INVESTMENTS - 175.2% (Cost $1,028,993,252)			1,006,294,740

		FLOATING RATE OBLIGATIONS - (5.8)%			(33,485,000)

		MFP SHARES, NET - (24.4)% (g)			(140,062,927)

		VRDP SHARES, NET - (44.5)% (h)			(255,773,357)

		OTHER ASSETS & LIABILITIES, NET - (0.5)%			(2,572,997)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$574,400,459

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $121,490,873 or 12.1% of Total Investments.
(b)	Step‑up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(c)	When-issued or delayed delivery security.
(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(e)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(g)	MFP Shares, Net as a percentage of Total Investments is 13.9%.
(h)	VRDP Shares, Net as a percentage of Total Investments is 25.4%.

See Notes to Financial Statements	55

Portfolio of Investments August 31, 2025
NCA

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 95.6% (96.6% of Total Investments)
		MUNICIPAL BONDS - 94.8% (95.7% of Total Investments)
		CONSUMER STAPLES - 0.6% (0.6% of Total Investments)
$70,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A	4.000%	06/01/49	$57,619
4,895,000		Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A	0.000	06/01/41	1,700,013

		TOTAL CONSUMER STAPLES			1,757,632

		EDUCATION AND CIVIC ORGANIZATIONS - 3.3% (3.3% of Total Investments)
2,000,000		California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020	4.000	07/01/50	1,741,533
1,000,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, (AMT)	5.000	12/31/43	974,407
335,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A	5.000	06/01/59	259,162
125,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Lifeline Education Charter School Project, Series 2020A	5.000	07/01/55	111,232
220,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A	5.000	07/01/46	214,270
1,425,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C	5.250	07/01/52	1,413,180
3,780,000		California State University, Systemwide Revenue Bonds, Series 2017A	5.000	11/01/47	3,792,429
1,070,000		University of California, General Revenue Bonds, Series 2018AZ	5.000	05/15/38	1,102,999

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			9,609,212

		HEALTH CARE - 11.3% (11.4% of Total Investments)
4,105,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B	5.000	11/15/46	4,108,839
1,000,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A	5.000	11/15/36	1,031,125
2,045,000		California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019	4.000	11/15/45	1,758,272
1,815,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/44	1,620,178
3,700,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/49	3,113,926
445,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2024A	5.000	12/01/54	442,789
240,000		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A	5.000	10/01/38	240,118
840,000		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B	5.000	10/01/44	837,336
3,245,000		California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A	5.250	07/01/49	3,188,453
1,600,000		California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A - AGM Insured	4.000	02/01/51	1,367,327
2,000,000		California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A	5.000	02/01/47	1,969,083
2,000,000		California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A	4.000	07/01/47	1,655,061
120,000		California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A	5.000	07/01/47	114,206
100,000		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250	11/01/41	98,347
1,090,000		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.000	11/01/47	969,724
400,000		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250	11/01/47	380,957

56	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE (continued)
$520,000		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A	5.250%	11/01/52	$521,260
1,000,000		California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016	5.000	10/01/46	983,504
150,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250	12/01/34	150,072
5,800,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	5,295,065
1,000,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.500	12/01/58	963,036
245,000		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A - AGM Insured	5.250	08/15/52	247,582
2,000,000		University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P	5.000	05/15/47	2,014,240

		TOTAL HEALTH CARE			33,070,500

		HOUSING/MULTIFAMILY - 9.2% (9.3% of Total Investments)
1,445,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A	4.000	02/01/56	916,067
2,190,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A‑2	4.000	08/01/47	1,598,927
1,650,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	1,071,709
1,285,000	(a)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A	5.000	04/01/49	1,040,788
1,995,436		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019‑2	4.000	03/20/33	2,023,757
1,779,068		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021‑1	3.500	11/20/35	1,678,914
311,940		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019‑1	4.250	01/15/35	318,612
1,753,818		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1	4.375	09/20/36	1,761,466
2,320,000	(a)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A‑2	4.000	04/01/56	1,675,955
800,000	(a)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1	4.000	08/01/58	572,289
125,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A‑1	3.600	05/01/47	97,618
1,130,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A‑2	3.250	05/01/57	728,579
1,465,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A	4.000	10/01/56	1,137,605
2,005,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A‑2	4.000	10/01/56	1,458,503
2,820,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A	5.000	01/01/54	2,440,465
2,120,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A‑2	4.000	10/01/56	1,532,769
220,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A‑1	3.000	07/01/43	162,638
950,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A‑1	3.125	07/01/56	583,192

See Notes to Financial Statements	57

Portfolio of Investments August 31, 2025 (continued)
NCA

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSING/MULTIFAMILY (continued)
$405,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A‑2	4.000%	09/01/56	$285,501
860,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A	4.000	08/01/56	728,927
530,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B	4.000	12/01/56	383,486
555,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A‑2	3.000	12/01/56	369,938
795,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A‑2	4.000	07/01/56	611,105
560,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1‑Pasadena Apartments, Senior Lien Series 2021A‑1	3.000	06/01/47	370,858
2,035,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1‑Pasadena Apartments, Senior Lien Series 2021A‑2	3.125	06/01/57	1,157,925
2,080,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A‑1	3.000	12/01/49	1,329,576
435,000		Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.400	12/01/54	373,444
755,000		Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.500	12/01/59	664,283

		TOTAL HOUSING/MULTIFAMILY			27,074,896

		LONG-TERM CARE - 0.1% (0.1% of Total Investments)
280,000		California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A	6.250	02/01/26	280,832

		TOTAL LONG-TERM CARE			280,832

		TAX OBLIGATION/GENERAL - 23.7% (24.0% of Total Investments)
4,000,000		Anaheim Union High School District, Orange County, California, General Obligation Bonds, 2014 Election Series 2019 - BAM Insured	3.000	08/01/40	3,331,280
10,000,000		Berkeley Unified School District, Alameda County, California, General Obligation Bonds, Election of 2020 Series 2024D	4.000	08/01/54	8,663,880
375,000		Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A	5.250	08/01/46	380,048
5,000		California State, General Obligation Bonds, Series 2013	5.000	02/01/29	5,009
3,000,000		California State, General Obligation Bonds, Various Purpose Refunding Series 2015	5.000	08/01/34	3,003,845
2,000,000		California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B	5.000	10/01/48	2,024,084
5,000,000		California State, General Obligation Bonds, Various Purpose Series 2023	5.000	09/01/26	5,143,911
1,000,000		Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Election 2012 Series 2017C	5.250	08/01/47	1,011,654
5,000,000		Chino Valley Unified School District, San Bernardino County, California, General Obligation Bonds, 2016 Election Series 2020B	5.000	08/01/55	5,047,473
4,200,000		Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2019C	4.000	08/01/49	3,676,782
2,000,000		Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024	4.000	08/01/51	1,738,570
690,000		Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2017J	4.000	08/01/41	658,009
2,000,000		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A	4.000	08/01/40	1,909,207

58	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/GENERAL (continued)
$519,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A‑1	4.000%	07/01/41	$451,889
5,000,000		San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2024, Series 2025A‑1	4.000	08/01/50	4,446,976
11,875,000	(b)	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A	0.000	09/01/41	12,120,830
19,860,000	(b)	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D	0.000	08/01/42	15,865,999

		TOTAL TAX OBLIGATION/GENERAL			69,479,446

		TAX OBLIGATION/LIMITED - 9.1% (9.2% of Total Investments)
70,000		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B	5.000	09/02/36	70,018
1,000,000		California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers’ Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019	5.000	08/01/44	1,008,262
165,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B	5.000	09/02/46	164,878
400,000		Corona, California, Special Tax Bonds, Community Facilities District 2018‑1 Bedford, Series 2018A	5.000	09/01/48	400,036
55,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A‑1	5.000	06/01/51	52,543
1,000,000		Los Angeles County Facilities Inc, California, Lease Revenue Bonds, Vermont Corridor County Administration Building, Series 2018A	5.000	12/01/51	1,010,471
4,000,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A	5.000	06/01/39	4,040,292
2,300,000		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A	5.000	07/01/42	2,327,933
4,923,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	5.000	07/01/58	4,515,662
29,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.329	07/01/40	26,896
2,095,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.784	07/01/58	1,850,777
625,000		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003‑1 Improvement Area 1, Refunding Series 2022A‑1 - AGM Insured	5.250	09/01/52	640,882
135,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014	5.000	08/01/39	135,211
5,000,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A - NPFG Insured	5.000	08/01/41	5,025,423
30,000		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011	7.000	10/01/26	30,093
1,000,000		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99‑02, Series 2018A	5.000	09/01/33	1,030,796
765,000		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99‑02, Series 2018A	5.000	09/01/43	765,463
1,335,000		Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2006‑1, Series 2018	5.000	09/01/43	1,339,069
195,000	(a)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16‑01, Series 2017	5.750	09/01/32	203,642

See Notes to Financial Statements	59

Portfolio of Investments August 31, 2025 (continued)
NCA

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$2,185,000		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A	5.000%	10/01/45	$2,104,623

		TOTAL TAX OBLIGATION/LIMITED			26,742,970

		TRANSPORTATION - 18.5% (18.7% of Total Investments)
1,000,000		Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Senior Series 2024B - AGM Insured, (AMT)	4.375	07/01/49	895,509
225,000		California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, (AMT)	4.000	07/15/29	223,903
10,415,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, (AMT)	5.000	05/15/44	10,337,457
2,670,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019D, (AMT)	5.000	05/15/33	2,772,132
1,480,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2022A, (AMT)	5.000	05/15/45	1,472,644
2,345,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, (AMT)	5.250	07/01/58	2,370,329
3,075,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A	4.000	07/01/51	2,697,782
3,740,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2016C	5.000	05/01/46	3,741,541
16,295,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B	5.000	05/01/47	16,294,423
4,200,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C, (AMT)	5.500	05/01/40	4,469,911
4,160,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (AMT)	5.000	05/01/43	4,155,865
1,035,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2025A, (AMT)	5.250	05/01/55	1,044,300
2,885,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2025A, (AMT)	5.500	05/01/55	2,985,341
665,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A	4.000	01/15/50	569,126
100,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B	5.250	01/15/44	100,007

		TOTAL TRANSPORTATION			54,130,270

		U.S. GUARANTEED - 1.4% (c)(1.4% of Total Investments)
795,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, (Pre‑ refunded 11/15/26)	5.000	11/15/46	822,208
130,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A, (Pre‑refunded 4/01/30)	4.000	04/01/49	139,275
3,000,000		Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Taxable Refunding Series 2019, (Pre‑refunded 6/01/28)	4.000	06/01/43	3,149,025

		TOTAL U.S. GUARANTEED			4,110,508

		UTILITIES - 17.6% (17.7% of Total Investments)
1,375,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	07/01/37	1,375,377
3,750,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	11/21/45	3,560,990
1,500,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019	5.000	07/01/39	1,516,647

60	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$2,815,000		Central Valley Energy Authority, California, Commodity Supply Revenue Bonds, Prepaid Pacific Life Insurance, Series 2025, (Mandatory Put 8/01/35)	5.000%	12/01/55	$3,025,839
1,800,000		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A	5.500	11/15/37	1,985,708
835,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B	5.000	07/01/37	836,569
2,425,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D	5.000	07/01/48	2,393,917
3,395,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B	5.000	07/01/45	3,404,950
3,795,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022A	5.000	07/01/51	3,791,210
560,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2025A - BAM Insured	5.000	07/01/53	561,677
4,150,000		Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2022B	5.000	07/01/47	4,161,340
1,500,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B	5.000	07/01/38	1,523,254
2,500,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C	5.000	07/01/36	2,630,124
6,000,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C	5.000	07/01/38	6,218,407
3,000,000		M‑S‑R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C	6.500	11/01/39	3,565,898
2,000,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	1,870,967
5,775,000		Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A	5.000	08/01/39	5,982,686
3,000,000		San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B	5.000	08/01/37	3,037,131

		TOTAL UTILITIES			51,442,691

		TOTAL MUNICIPAL BONDS (Cost $286,472,029)			277,698,957

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VARIABLE RATE DEMAND PREFERRED SHARES - 0.8% (0.9% of Total Investments)
$2,500,000	(d)	BlackRock MuniHoldings California Quality Fund Inc, Series W‑7, LIQ: Barclays Bank PLC	2.840	09/01/54	$2,500,000

		TOTAL VARIABLE RATE DEMAND PREFERRED SHARES (Cost $2,500,000)			2,500,000

		TOTAL LONG-TERM INVESTMENTS (Cost $288,972,029)			280,198,957

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 3.4% (3.4% of Total Investments)
		MUNICIPAL BONDS - 3.4% (3.4% of Total Investments)
		TAX OBLIGATION/GENERAL - 3.4% (3.4% of Total Investments)
$10,000,000	(e)	California State, General Obligation Bonds, Variable Rate Weekly Rate Period, Series 2024c‑2	2.000	05/01/47	$10,000,000

		TOTAL TAX OBLIGATION/GENERAL			10,000,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $10,000,000)			10,000,000

		TOTAL INVESTMENTS - 99.0% (Cost $298,972,029)			290,198,957

		OTHER ASSETS & LIABILITIES, NET - 1.0%			2,836,370

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$293,035,327

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax
LIQ	Liquidity Agreement

See Notes to Financial Statements	61

Portfolio of Investments August 31, 2025 (continued)
NCA

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
As of the end of the reporting period, the aggregate value of these securities is $35,708,412 or 12.3% of Total Investments.

(b)	Step‑up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Variable Rate Demand Preferred Shares of a closed‑end investment company which has a weekly demand feature. The rate shown is the coupon as of the end of the reporting period.
(e)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

62	See Notes to Financial Statements

Portfolio of Investments August 31, 2025
NAC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 172.7% (99.2% of Total Investments)
		MUNICIPAL BONDS - 172.7% (99.2% of Total Investments)
		CONSUMER STAPLES - 0.7% (0.4% of Total Investments)
$1,000,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A	5.000%	06/01/47	$876,022
2,575,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A	4.000	06/01/49	2,119,551
520,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B‑1	5.000	06/01/49	502,367
34,035,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B‑2	0.000	06/01/66	3,170,942
19,000,000		Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B	0.000	06/01/47	4,255,312

		TOTAL CONSUMER STAPLES			10,924,194

		EDUCATION AND CIVIC ORGANIZATIONS - 11.3% (6.5% of Total Investments)
6,995,000		California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B	4.000	04/01/47	6,190,915
5,725,000		California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2016U‑7	5.000	06/01/46	6,095,449
4,385,000		California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2023	5.000	11/01/53	4,443,788
650,000	(a)	California Enterprise Development Authority, Charter School Revenue Bonds, Academy for Academic Excellence Project, Series 2020A	5.000	07/01/55	566,800
1,500,000	(a)	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science & Language Academy Project, Series 2021	4.000	07/01/61	1,041,855
27,000,000		California Infrastructure and Economic Development Bank, Revenue Bonds, UCSF Clinical and Life Sciences Building, Series 2025	5.250	05/15/59	27,910,605
1,350,000	(a)	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A	5.500	06/01/53	1,214,620
800,000	(a)	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B	4.000	11/01/36	744,472
1,000,000	(a)	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B	4.500	11/01/46	853,155
8,395,000		California Municipal Finance Authority, Academic Facilities Revenue Bonds, Scripps College Series 2025	5.500	07/01/60	8,573,343
1,210,000	(a)	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. - Lincoln Project, Taxable Series 2019B	5.000	10/01/39	1,149,375
2,980,000	(a)	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. - Lincoln Project, Taxable Series 2019B	5.000	10/01/57	2,498,831
1,000,000	(a)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/46	877,939
3,500,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, (AMT)	5.000	12/31/43	3,410,425
1,650,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, (AMT)	4.000	12/31/47	1,352,685
4,000,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, (AMT)	5.000	12/31/47	3,819,563
1,000,000		California Municipal Finance Authority, Revenue Bonds, The Master’s University & Seminary, Series 2019	5.000	08/01/48	923,626
3,250,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A	5.000	06/01/59	2,514,262

See Notes to Financial Statements	63

Portfolio of Investments August 31, 2025 (continued)
NAC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$750,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Aspire Public School - Obligated Group, Issue No.6, Series 2020A	5.000%	08/01/42	$712,192
1,550,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Camino Nuevo Charter Academy Sustainability Series 2023A	5.250	06/01/53	1,455,553
175,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A	5.000	05/01/27	176,019
1,215,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Lifeline Education Charter School Project, Series 2020A	5.000	07/01/55	1,081,177
1,320,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Social Bonds - iLead Lancaster Project, Series 2021A	5.000	06/01/61	1,063,052
1,100,000	(a)	California School Finance Authority, Charter School Revenue Bonds, Stem Preparatory Schools - Obligated Group, Series 2023A	5.375	05/01/63	1,027,084
1,615,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A	5.000	07/01/45	1,585,110
2,150,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A	5.000	07/01/46	2,094,004
7,995,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C	5.000	07/01/46	7,836,564
8,340,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C	5.250	07/01/52	8,270,820
1,500,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Granada Hills Charter High School Obligated Group, Series 2019	5.000	07/01/43	1,453,782
800,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A	6.000	07/01/51	803,219
3,315,000		California State University, Systemwide Revenue Bonds, Series 2015A	5.000	11/01/43	3,329,217
115,000		California State University, Systemwide Revenue Bonds, Series 2015A	5.000	11/01/43	115,019
10,440,000		California State University, Systemwide Revenue Bonds, Series 2018A	5.000	11/01/43	10,604,645
1,965,000		California State University, Systemwide Revenue Bonds, Series 2018A	5.000	11/01/48	1,978,281
2,935,000		University of California, General Revenue Bonds, Limited Project Series 2017M	5.000	05/15/52	2,943,433
8,500,000		University of California, General Revenue Bonds, Limited Project Series 2018O	5.000	05/15/43	8,619,862
10,390,000		University of California, General Revenue Bonds, Limited Project Series 2018O	4.000	05/15/48	9,013,098
3,930,000		University of California, General Revenue Bonds, Series 2018AZ	5.000	05/15/38	4,051,203
19,025,000		University of California, General Revenue Bonds, Series 2018AZ	5.000	05/15/48	19,054,487
12,810,000		University of California, General Revenue Bonds, Series 2020BE	4.000	05/15/47	11,244,384
10,000,000		University of California, General Revenue Bonds, Series 2024BW	5.000	05/15/54	10,204,808

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			182,898,721

		FINANCIALS - 0.0% (0.0% of Total Investments)
1,304,842	(b)	Cofina Class 2 Trust Tax‑Exempt Class 2054, Puerto Rico.	0.000	08/01/54	245,039

		TOTAL FINANCIALS			245,039

		HEALTH CARE - 30.3% (17.4% of Total Investments)
6,365,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B	4.000	11/15/41	5,857,313
19,795,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B	5.000	11/15/46	19,813,514
20,215,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A	4.000	11/15/48	17,061,765
13,110,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A	5.000	11/15/48	12,991,437

64	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	HEALTH CARE (continued)
$5,890,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A	5.000%	11/15/38	$6,024,261
7,960,000	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A	4.000	03/01/39	7,075,861
7,810,000	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2013A	4.000	03/01/43	6,353,470
15,000,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2016B	4.000	08/15/39	14,652,947
7,400,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A	5.000	08/15/47	7,014,597
1,030,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2024A	5.000	11/01/54	1,046,620
16,625,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019	4.000	11/15/45	14,294,020
30,630,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019	5.000	11/15/49	30,192,864
31,810,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/44	28,395,512
8,475,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/45	7,430,148
2,720,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/49	2,289,156
4,430,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2024A	5.000	12/01/54	4,407,987
24,625,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital at Stanford, Refunding Forward Delivery Series 2022A	4.000	05/15/51	20,759,784
2,230,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A	5.000	10/01/38	2,231,100
16,375,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B	5.000	10/01/44	16,323,073
26,330,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A	4.000	10/01/47	22,336,218
17,635,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A	5.250	07/01/49	17,327,693
21,020,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A	5.250	07/01/54	20,471,920
16,185,000	California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A - AGM Insured	4.000	02/01/51	13,831,368
3,095,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A	5.000	07/01/42	2,995,604
685,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A	5.000	07/01/47	651,925
11,830,000	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250	11/01/36	11,870,355
1,420,000	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250	11/01/41	1,396,528
9,335,000	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.000	11/01/47	8,304,928
6,770,000	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250	11/01/47	6,447,701
5,330,000	California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A	5.250	11/01/52	5,342,913
12,485,000	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017	5.000	10/15/47	11,633,739
14,550,000	California Public Finance Authority, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Fixed Period Series 2022A	4.000	07/15/51	12,786,560
5,310,000	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016	5.000	10/01/46	5,222,407
1,000,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250	12/01/34	1,000,483

See Notes to Financial Statements	65

Portfolio of Investments August 31, 2025 (continued)
NAC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE (continued)
$1,200,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250%	12/01/44	$1,165,734
2,375,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.500	12/01/54	2,297,888
13,235,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	12,082,791
46,490,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.500	12/01/58	44,771,520
2,345,000		California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A	5.000	03/01/35	2,352,175
5,000,000		California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A	5.000	03/01/42	4,987,325
3,760,000		California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A	5.000	03/01/48	3,612,027
6,465,000		California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A	4.000	08/15/51	5,601,868
4,000,000		California Statewide Community Development Authority, Certificates of Participation, Methodist Hospital of Southern California, Series 2018	5.000	01/01/48	4,012,181
2,475,000		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A - AGM Insured	5.250	08/15/52	2,501,082
3,920,000		Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995 - NPFG Insured	5.750	03/15/28	4,044,633
21,355,000		Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016	5.000	11/01/36	18,964,914
4,500,000		Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016	4.000	11/01/39	3,290,863
9,000,000		University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P	5.000	05/15/47	9,064,080
4,410,000		University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P	4.000	05/15/53	3,743,208
755,000		Washington Township Health Care District, California, Revenue Bonds, Series 2023A	5.750	07/01/53	770,730

		TOTAL HEALTH CARE			489,098,790

		HOUSING/MULTIFAMILY - 19.0% (10.9% of Total Investments)
11,535,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A	4.000	02/01/56	7,312,690
22,070,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A‑2	4.000	08/01/47	16,113,393
35,110,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	22,804,672
660,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A‑2	4.000	02/01/50	475,272
2,020,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A	5.000	08/01/50	1,798,298
1,385,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A	5.000	08/01/49	1,213,723
9,320,000	(a)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A	5.000	04/01/49	7,548,751
20,569,337		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019‑2	4.000	03/20/33	20,861,274
13,156,719		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021‑1	3.500	11/20/35	12,416,052
4,922,182		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021‑3	3.250	08/20/36	4,623,612

66	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSING/MULTIFAMILY (continued)
$3,218,856		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019‑1	4.250%	01/15/35	$3,287,706
17,474,494		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1	4.375	09/20/36	17,550,695
1,465,000	(a)	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Refunding Series 2023A	5.500	07/01/50	1,473,016
1,000,000	(a)	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Refunding Series 2023A	6.000	07/01/53	1,049,557
23,750,000	(a)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A‑2	4.000	04/01/56	17,156,865
8,060,000	(a)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1	4.000	08/01/58	5,765,816
3,265,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A‑1	3.600	05/01/47	2,549,777
11,510,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A‑2	3.250	05/01/57	7,421,186
12,910,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A	4.000	10/01/56	10,024,898
7,450,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A‑1	3.500	10/01/46	5,847,995
20,500,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A‑2	4.000	10/01/56	14,912,376
26,165,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A	5.000	01/01/54	22,643,531
4,575,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Jefferson-Anaheim Series 2021A‑1	2.875	08/01/41	4,026,877
7,030,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Jefferson-Anaheim Series 2021A‑2	3.125	08/01/56	4,983,597
3,565,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A‑1	3.400	10/01/46	2,670,435
23,660,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A‑2	4.000	10/01/56	17,106,279
2,215,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A‑1	3.000	07/01/43	1,637,466
9,645,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A‑1	3.125	07/01/56	5,920,938
7,345,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A‑2	4.000	09/01/56	5,177,792
450,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Orange City Portfolio, Mezzanine Lien Series 2021B	4.000	03/01/57	310,853
11,140,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A	4.000	08/01/56	9,442,144
4,020,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B	4.000	12/01/56	2,908,702
8,025,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A‑2	4.000	07/01/56	6,168,702
2,010,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Waterscape Apartments, Mezzanine Lien Series 2021B	4.000	09/01/46	1,583,067

See Notes to Financial Statements	67

Portfolio of Investments August 31, 2025 (continued)
NAC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSING/MULTIFAMILY (continued)
$5,700,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1‑Pasadena Apartments, Senior Lien Series 2021A‑1	3.000%	06/01/47	$3,774,803
20,760,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1‑Pasadena Apartments, Senior Lien Series 2021A‑2	3.125	06/01/57	11,812,542
21,185,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A‑1	3.000	12/01/49	13,541,857
4,190,000		Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.400	12/01/54	3,597,083
7,290,000		Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.500	12/01/59	6,414,069

		TOTAL HOUSING/MULTIFAMILY			305,928,361

		LONG-TERM CARE - 0.5% (0.3% of Total Investments)
6,120,000		California Municipal Finance Authority, Revenue Bonds, HumanGood California Obligated Group, Refunding Series 2019	4.000	10/01/37	5,872,689
1,900,000		California Statewide Communities Development Authority, Revenue Bonds, Odd Fellows Home of California Project, Insured Refunding Series 2023A	4.000	04/01/43	1,773,388
1,000,000		California Statewide Communities Development Authority, Revenue Bonds, Odd Fellows Home of California Project, Insured Refunding Series 2023A	4.125	04/01/53	885,548

		TOTAL LONG-TERM CARE			8,531,625

		TAX OBLIGATION/GENERAL - 31.3% (18.0% of Total Investments)
20,995,000		Berkeley Unified School District, Alameda County, California, General Obligation Bonds, Election of 2020 Series 2024D	4.000	08/01/54	18,189,816
4,420,000		Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A	5.250	08/01/46	4,479,496
2,500,000		California State, General Obligation Bonds, Refunding Various Purpose Bid Group C Series 2016	5.000	09/01/32	2,555,729
4,000,000		California State, General Obligation Bonds, Refunding Various Purpose Series 2016	5.000	09/01/35	4,068,970
3,570,000		California State, General Obligation Bonds, Refunding Various Purpose Series 2021. Forward Delivery	5.000	09/01/41	3,750,158
50,000		California State, General Obligation Bonds, Series 2013	5.000	02/01/29	50,091
1,000,000		California State, General Obligation Bonds, Various Purpose Refunding Series 2016	5.000	09/01/34	1,018,921
14,780,000		California State, General Obligation Bonds, Various Purpose Series 2017	5.000	11/01/47	14,942,641
5,000,000		California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B	5.000	10/01/48	5,060,211
1,770,000		California State, General Obligation Bonds, Various Purpose Series 2020	4.000	11/01/45	1,603,917
870,000		Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A - NPFG Insured	5.250	02/01/26	879,677
5,400,000		Central Unified School District, Fresno County, California, General Obligation Bonds, 2016 Election Series 2018B.	4.000	08/01/48	4,841,423
7,850,000		Cerritos Community College District, California, General Obligation Bonds, Election of 2022 Series 2024A	4.000	08/01/49	6,961,134
7,860,000		Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2019C - BAM Insured	3.000	08/01/44	5,969,400
15,285,000		Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024	4.000	08/01/51	13,287,024
5,000,000		Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017	4.000	08/01/46	4,525,758
15,250,000		Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B	4.000	08/01/50	13,246,748
6,185,000		Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Refunding Series 2018	4.000	08/01/47	5,575,216

68	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/GENERAL (continued)
$5,150,000		Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Program Series 2007 - AGM Insured	5.000%	08/01/26	$5,281,673
3,000,000		Hacienda La Puente Unified School District, Los Angeles County, California, General Obligation Bonds, 2016 Election, Series 2017A	4.000	08/01/47	2,704,228
5,585,000		Lake Elsinore Unified School District, Riverside County, California, General Obligation Bonds, 2016 Election Series B - BAM Insured	4.000	08/01/49	4,890,802
5,630,000	(c)	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010 - AGM Insured	0.000	08/01/45	4,505,559
4,140,000		Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2017J	4.000	08/01/41	3,948,055
14,425,000		Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2025‑26	5.000	06/30/26	14,782,971
1,285,000		Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Measure Q Series 2020C	4.000	07/01/40	1,254,249
44,585,000		Los Angeles, California, General Obligation Bonds, Tax & Revenue Anticipation Notes, Series 2025	5.000	06/25/26	45,662,758
3,100,000		Manteca Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2014 Series 2017B	4.000	08/01/42	2,877,662
10,000,000		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A	4.000	08/01/40	9,546,033
7,500,000		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A	4.000	08/01/45	6,559,840
4,100,000		Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 1997 Series 2000B - FGIC Insured	0.000	08/01/27	3,911,445
4,650,000		Monterey Peninsula Community College District, Monterey County, California, General Obligation Bonds, Election of 2020 Series 2024B	4.000	08/01/51	4,046,503
6,950,000		Morgan Hill Unified School District, Santa Clara County, California, General Obligation Bonds, Election 2012 Series 2017B	4.000	08/01/47	6,274,869
10,765,000		North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B - FGIC Insured	0.000	08/01/27	10,332,294
5,000,000		Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2020, Series 2023A - AGM Insured	5.250	08/01/48	5,202,245
10,330,000		Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A	0.000	08/01/35	5,831,868
5,000,000		Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011	6.375	08/01/45	5,652,636
7,350,000		Pleasant Valley School District, Ventura County, California, General Obligation Bonds, Refunding Series B	4.000	08/01/46	6,652,864
16,736,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A‑1	4.000	07/01/41	14,571,910
28,000,000		San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B	0.000	08/01/44	11,170,057
7,500,000		San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2022D‑1	4.250	08/01/52	6,840,075
9,760,000		San Francisco Community College District, California, General Obligation Bonds, Election 2020 Series 2020A	4.000	06/15/45	8,909,156
4,970,000		San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B - FGIC Insured	0.000	08/01/27	4,740,539
10,000,000		Santa Cruz City High School District, Santa Cruz County, California, General Obligation Bonds, Election of 2022, Series 2024A	4.000	08/01/54	8,657,787
5,530,000	(c)	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D - AGM Insured	0.000	08/01/50	6,070,937
26,000,000	(c)	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010 - AGM Insured	0.000	08/01/49	21,792,332

See Notes to Financial Statements	69

Portfolio of Investments August 31, 2025 (continued)
NAC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/GENERAL (continued)
$4,740,000		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B	5.500%	08/01/38	$4,750,305
4,830,000		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B	5.500	08/01/40	4,840,020
20,510,000		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B	5.000	08/01/43	20,245,591
4,355,000		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A	5.500	08/01/38	4,364,468
3,500,000		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A	5.500	08/01/40	3,507,261
8,410,000		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2015B	4.000	08/01/45	7,478,648
750,000		Washington Township Health Care District, California, General Obligation Bonds, 2020 Election Series 2023B - AGM Insured	4.250	08/01/45	723,977
2,575,000		Washington Township Health Care District, California, General Obligation Bonds, 2020 Election Series 2023B	5.250	08/01/48	2,714,036
140,160,000	(c)	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D	0.000	08/01/42	111,972,730

		TOTAL TAX OBLIGATION/GENERAL			504,274,713

		TAX OBLIGATION/LIMITED - 16.3% (9.4% of Total Investments)
1,655,000		Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005 - AMBAC Insured	5.000	10/01/36	1,601,977
615,000		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B	5.000	09/02/36	615,158
1,200,000		California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers’ Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019	5.000	08/01/44	1,209,914
13,520,000		California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E	5.000	09/01/39	13,535,155
1,605,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B	5.000	09/02/46	1,603,811
2,550,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C	5.000	09/02/47	2,500,676
2,000,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A	5.000	09/02/47	1,995,257
1,355,000		Corona, California, Special Tax Bonds, Community Facilities District 2018‑1 Bedford, Series 2018A	5.000	09/01/43	1,359,386
545,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A‑1	5.000	06/01/51	520,656
9,000,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/32	9,044,463
11,000,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/39	11,054,343
5,250,000		Irvine Facilities Financing Authority, California, Special Tax Revenue Bonds, Great Park Infrastructure Project Series 2023A	5.000	09/01/43	5,457,574
1,000,000		Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015	5.000	09/02/40	993,925
5,620,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A	5.000	06/01/37	5,696,175

70	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$10,455,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A	5.000%	06/01/38	$10,571,291
5,000,000		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A	5.000	07/01/39	5,172,301
20,735,000		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A	5.000	07/01/44	21,229,816
3,995,000		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A	5.000	07/01/42	4,043,518
2,000,000		Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2019E‑1	5.000	12/01/49	2,001,359
8,000,000	(d)	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2025J	5.250	12/01/54	8,320,789
1,835,000		Modesto, California, Special Tax Bonds, Community Facilities District 2004‑1 Village One 2, Refunding Series 2014	5.000	09/01/31	1,837,545
1,000,000		Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009	7.000	03/01/34	1,003,322
6,055,000		Orange County Local Transportation Authority, California, Measure M2 Sales Tax Revenue Bonds, Limited Tax Series 2019	5.000	02/15/41	6,279,213
8,831,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/46	2,791,103
14,741,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/51	3,440,781
82,962,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	5.000	07/01/58	76,097,574
5,500,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.329	07/01/40	5,100,932
43,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.536	07/01/53	37,088
8,185,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.784	07/01/58	7,230,841
815,000		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003‑1 Improvement Area 1, Refunding Series 2022A‑1 - AGM Insured	4.250	09/01/47	746,610
5,000,000		Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Limited Tax Series 2017B	5.000	06/01/38	5,183,033
385,000		Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015	5.000	09/01/31	385,245
575,000		Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015	5.000	09/01/37	575,139
4,250,000		Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A - FGIC Insured	0.000	12/01/31	3,388,391
610,000		San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Areas, Series 2008	7.750	08/01/28	612,426
1,325,000		San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Areas, Series 2008	8.000	08/01/38	1,329,544
1,620,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014	5.000	08/01/39	1,622,529
5,000,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A - NPFG Insured	5.000	08/01/41	5,025,422
280,000		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011	7.000	10/01/26	280,870
2,500,000		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99‑02, Series 2018A	5.000	09/01/37	2,553,618
495,000	(a)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16‑01, Series 2017	5.500	09/01/27	508,801

See Notes to Financial Statements	71

Portfolio of Investments August 31, 2025 (continued)
NAC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$1,435,000	(a)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16‑01, Series 2017	5.750%	09/01/32	$1,498,595
5,520,000	(a)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16‑01, Series 2017	6.250	09/01/47	5,634,062
1,700,000		Tracy, California, Special Tax Bonds, Community Facilities District 2016‑1 Tracy Hills, Improvement Area 2, Series 2023	5.750	09/01/48	1,762,817
4,315,000		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A	5.000	10/01/45	4,156,269
7,285,000		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A	5.000	10/01/49	6,847,912
1,430,000		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A - AGM Insured	5.000	10/01/32	1,433,761
2,105,000		West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Refunding Series 2016	5.000	09/01/40	2,110,302
4,205,000		West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017	5.000	09/01/47	4,091,290

		TOTAL TAX OBLIGATION/LIMITED			262,092,579

		TRANSPORTATION - 28.1% (16.1% of Total Investments)
7,025,000		Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2023F‑2	4.125	04/01/54	6,195,653
10,000,000		Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S‑7	4.000	04/01/37	10,034,808
5,760,000		Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Senior Series 2024B - AGM Insured, (AMT)	4.500	07/01/54	5,192,936
7,775,000		California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, (AMT)	4.000	07/15/29	7,737,102
10,979,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2021A	4.000	01/15/46	9,983,798
7,500,000		Long Beach, California, Harbor Revenue Bonds, Series 2019A	5.000	05/15/49	7,612,586
11,400,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Green Series 2025A, (AMT)	5.250	05/15/50	11,552,215
13,600,000	(e)	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Green Series 2025A, (AMT), (UB)	5.250	05/15/50	13,781,590
4,160,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Lien Private Activity Series 2021A, (AMT)	5.000	05/15/46	4,124,863
13,625,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Lien Private Activity Series 2021A, (AMT)	5.000	05/15/51	13,417,644
4,850,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Series 2022H, (AMT)	5.000	05/15/42	4,880,504
5,080,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Series 2022H, (AMT)	5.000	05/15/52	5,007,574
24,405,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, (AMT)	5.000	05/15/46	24,198,868
3,310,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, (AMT)	5.000	05/15/44	3,285,356
5,000,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, (AMT)	5.000	05/15/48	4,929,457
5,485,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019E	5.000	05/15/44	5,558,824
945,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D, (AMT)	5.000	05/15/37	982,839
22,230,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D, (AMT)	5.000	05/15/46	22,042,239

72	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TRANSPORTATION (continued)
$3,750,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2022A, (AMT)	5.000%	05/15/45	$3,731,361
4,780,000	Riverside County Transportation Commission, California, Toll Revenue Second Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021C	4.000	06/01/47	4,055,587
7,750,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021B‑1	4.000	06/01/46	6,643,012
20,000,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, (AMT)	5.250	07/01/58	20,216,022
3,600,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A	5.000	07/01/34	3,844,349
1,250,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A	5.000	07/01/36	1,319,417
6,000,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A	4.000	07/01/51	5,263,965
34,270,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B	5.000	05/01/47	34,268,787
3,040,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A, (AMT)	5.000	05/01/38	3,085,566
43,180,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A, (AMT)	5.000	05/01/44	43,189,335
22,345,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A, (AMT)	5.000	05/01/49	21,917,878
16,410,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C, (AMT)	5.500	05/01/42	17,181,154
11,000,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C, (AMT)	5.500	05/01/43	11,439,517
1,845,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C, (AMT)	5.750	05/01/48	1,925,484
22,835,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, (AMT)	5.000	05/01/46	22,441,514
10,910,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, (AMT)	5.000	05/01/42	10,910,999
3,775,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (AMT)	5.000	05/01/48	3,711,857
24,820,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (AMT)	5.250	05/01/48	24,863,872
4,900,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, (AMT)	5.000	05/01/40	4,925,993
3,540,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, (AMT)	5.000	05/01/50	3,459,778
7,510,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019F	5.000	05/01/50	7,541,153
4,135,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2025A, (AMT)	5.250	05/01/55	4,172,154
10,815,000	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2025A, (AMT)	5.500	05/01/55	11,191,150
16,936,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A	4.000	01/15/50	14,494,306
6,250,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, (AMT)	5.000	03/01/47	6,098,874

	TOTAL TRANSPORTATION			452,411,940

See Notes to Financial Statements	73

Portfolio of Investments August 31, 2025 (continued)
NAC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		U.S. GUARANTEED - 4.2% (f)(2.4% of Total Investments)
$18,400,000		Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, (Pre‑refunded 2/15/27)	5.250%	08/01/42	$19,157,837
12,880,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, (Pre‑ refunded 11/15/26)	5.000	11/15/46	13,320,812
16,250,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, (Pre‑refunded 11/15/25)	5.000	11/15/46	16,338,309
95,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A, (Pre‑refunded 4/01/30)	4.000	04/01/49	101,778
7,500,000		Desert Community College District, Riverside County, California, General Obligation Bonds, Refunding Series 2016, (Pre‑refunded 2/01/26)	5.000	08/01/37	7,586,995
55,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D, (Pre‑refunded 11/15/31), (AMT)	5.000	05/15/37	59,704
70,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D, (Pre‑refunded 11/15/31), (AMT)	5.000	05/15/46	75,987
5,840,000		Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, (ETM)	5.375	08/15/29	6,315,436
905,000		Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, (Pre‑refunded 8/15/32) - NPFG Insured	5.000	08/15/34	1,038,419
2,000,000		Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, (ETM)	6.000	08/01/26	2,060,093
1,460,000		Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R - FGIC Insured, (ETM)	5.000	08/01/37	1,525,638
5,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (Pre‑ refunded 5/01/28), (AMT)	5.000	05/01/48	5,220

		TOTAL U.S. GUARANTEED			67,586,228

		UTILITIES - 31.0% (17.8% of Total Investments)
44,950,000	(e)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023G, (Mandatory Put 4/01/30), (UB)	5.250	11/01/54	48,137,611
5,000,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024A, (Mandatory Put 4/01/32)	5.000	05/01/54	5,342,851
38,915,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024B, (Mandatory Put 12/01/32)	5.000	01/01/55	40,642,678
5,150,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024C, (Mandatory Put 10/01/32)	5.000	08/01/55	5,474,483
3,925,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	07/01/37	3,926,077
69,535,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	11/21/45	66,030,241
2,200,000		East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2017A	5.000	06/01/45	2,221,713
5,000,000		East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2019A	5.000	06/01/49	5,067,095
2,500,000		El Dorado Irrigation District, California, Certificates of Participation, Revenue Bonds, Series 2024A	4.000	03/01/50	2,142,931
14,140,000		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A	5.000	11/15/35	15,113,231
7,610,000		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A	5.500	11/15/37	8,395,130

74	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$62,085,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C	5.000%	07/01/47	$61,689,742
8,960,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D	5.000	07/01/38	9,094,139
3,910,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D	5.000	07/01/39	3,955,364
8,980,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A	5.000	07/01/45	8,957,571
8,960,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B	5.000	07/01/40	9,117,650
5,105,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B	5.000	07/01/45	5,119,962
24,625,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B	5.000	07/01/50	24,612,848
2,000,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2021C	5.000	07/01/51	1,998,003
4,000,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022B	5.000	07/01/47	4,000,199
6,500,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022B	5.000	07/01/52	6,492,119
3,000,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022C	5.000	07/01/39	3,117,478
2,325,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022C	5.000	07/01/41	2,391,645
4,370,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2025A - BAM Insured	5.000	07/01/53	4,383,084
3,500,000		Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2022B	5.000	07/01/52	3,502,054
2,875,000		Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2023A	5.000	07/01/49	2,887,743
10,000,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A	5.000	07/01/46	9,814,351
35,245,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A	5.000	07/01/44	35,236,513
2,000,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C	5.000	07/01/36	2,104,099
3,000,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C	5.000	07/01/38	3,109,204
5,000,000		Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A	5.000	06/01/43	5,085,826
6,500,000		Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2023A	5.000	04/01/53	6,711,358
7,525,000		Moulton Niguel Water District, California, Certificates of Participation, Series 2019	3.000	09/01/44	5,802,044
2,820,000		Orange County Sanitation District, California, Wastewater Revenue Bonds, Refunding Series 2016A	5.000	02/01/35	2,841,662
4,415,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	4,130,160
2,950,000		Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2020A	5.000	12/01/50	2,998,337
16,670,000		Sacramento Municipal Utility District, California, Electric Revenue Bonds, Climate Certified Green Series 2023K	5.000	08/15/53	17,055,344
7,000,000		Sacramento Municipal Utility District, California, Electric Revenue Bonds, Green Series 2019G	5.000	08/15/41	7,278,389
1,510,000		Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2020H	5.000	08/15/50	1,534,907
4,000,000		San Diego Public Facilities Financing Authority, California, Water Revenue Bonds, Senior Series 2023A	4.000	08/01/52	3,499,483
1,180,000		San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B	5.000	08/01/37	1,194,605
1,250,000		San Joaquin County, California, Revenue Bonds, CSA County Service Area 31, Refunding Series 2018A	5.000	08/01/38	1,248,393
4,000,000		Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A	5.000	11/01/33	4,254,238

See Notes to Financial Statements	75

Portfolio of Investments August 31, 2025 (continued)
NAC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$31,970,000		Southern California Public Power Authority, Southern Transmission System Renewal Project Revenue Bonds, Series 2023‑1A	5.000%	07/01/48	$31,977,839

		TOTAL UTILITIES			499,690,394

		TOTAL MUNICIPAL BONDS (Cost $2,896,430,128)			2,783,682,584

		TOTAL LONG-TERM INVESTMENTS (Cost $2,896,430,128)			2,783,682,584

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 1.5% (0.8% of Total Investments)
		MUNICIPAL BONDS - 1.5% (0.8% of Total Investments)
		EDUCATION AND CIVIC ORGANIZATIONS - 0.5% (0.2% of Total Investments)
$7,000,000	(g)	University of California, General Revenue Bonds, Variable Rate Demand Obligation, Series 2024BY-1	2.650	05/15/54	$7,000,000

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			7,000,000

		TRANSPORTATION - 1.0% (0.6% of Total Investments)
16,600,000	(g)	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2007A‑1	2.000	04/01/47	16,600,000

		TOTAL TRANSPORTATION			16,600,000

		TOTAL MUNICIPAL BONDS (Cost $23,600,000)			23,600,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $23,600,000)			23,600,000

		TOTAL INVESTMENTS - 174.2% (Cost $2,920,030,128)			2,807,282,584

		FLOATING RATE OBLIGATIONS - (2.8)%			(44,590,000)

		MFP SHARES, NET - (15.9)% (h)			(256,945,290)

		VRDP SHARES, NET - (56.2)% (i)			(905,609,432)

		OTHER ASSETS & LIABILITIES, NET - 0.7%			11,210,018

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$1,611,347,880

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $401,238,145 or 14.3% of Total Investments.

(b)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(c)	Step‑up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(d)	When-issued or delayed delivery security.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(f)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(g)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(h)	MFP Shares, Net as a percentage of Total Investments is 9.2%.
(i)	VRDP Shares, Net as a percentage of Total Investments is 32.3%.

76	See Notes to Financial Statements

Portfolio of Investments August 31, 2025
NXJ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 173.0% (99.8% of Total Investments)
		MUNICIPAL BONDS - 173.0% (99.8% of Total Investments)
		CONSUMER STAPLES - 5.4% (3.1% of Total Investments)
$8,525,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	4.000%	06/01/37	$8,101,485
12,895,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/46	12,442,060
7,250,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B	5.000	06/01/46	6,979,291

		TOTAL CONSUMER STAPLES			27,522,836

		EDUCATION AND CIVIC ORGANIZATIONS - 20.4% (11.8% of Total Investments)
1,000,000		Atlantic County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Stockton University Atlantic City Campus Phase II, Series 2021A - AGM Insured	4.000	07/01/53	826,610
715,000		Camden County Improvement Authority, New Jersey, School Revenue Bonds, KIPP: Cooper Norcross Academy 2022 Project, Social Series 2022	6.000	06/15/62	728,515
1,600,000		Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Institute of Technology CHF‑ Newark, LLC‑NJIT Student Housing Project, Series 2021A - BAM Insured	4.000	08/01/51	1,388,523
1,000,000		Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Institute of Technology CHF‑ Newark, LLC‑NJIT Student Housing Project, Series 2021A - BAM Insured	4.000	08/01/56	851,785
1,000,000		Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Fossil Park & Student Center Projects, Series 2021 - BAM Insured	4.000	07/01/46	903,517
3,210,000		Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Project, County Guaranteed Loan, Series 2024 - BAM Insured	5.000	07/01/49	3,248,672
4,000,000		Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Project, County Guaranteed Loan, Series 2024 - BAM Insured	5.000	07/01/54	4,032,255
1,290,000		Montclair State University, New Jersey, General Obligation Bonds, Series 2025A	5.000	07/01/32	1,448,136
885,000		Montclair State University, New Jersey, General Obligation Bonds, Series 2025A	5.000	07/01/33	996,555
715,000		Montclair State University, New Jersey, General Obligation Bonds, Series 2025A	5.000	07/01/34	804,177
1,000,000		New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation Academy Charter School, Series 2018A	5.000	07/01/50	851,180
175,000	(a)	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A	5.125	09/01/52	160,367
840,000		New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2017	3.000	06/01/32	823,259
500,000		New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2017	5.000	06/01/32	517,562
770,000		New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H - AGM Insured	4.000	07/01/39	747,815
6,000,000		New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2024A‑1	5.000	03/01/37	6,671,860
10,000,000	(b)	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2024B, (UB)	4.000	03/01/53	8,887,376
330,000		New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F	3.750	07/01/37	243,996
3,830,000		New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F	4.000	07/01/42	2,645,751
3,885,000		New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F	5.000	07/01/47	2,885,873
1,200,000		New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C	5.000	07/01/35	1,200,457

See Notes to Financial Statements	77

Portfolio of Investments August 31, 2025 (continued)
NXJ

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	EDUCATION AND CIVIC ORGANIZATIONS (continued)
$775,000	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2017D	3.500%	07/01/44	$603,690
515,000	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D	5.000	07/01/38	515,077
1,935,000	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D	5.000	07/01/43	1,873,206
1,980,000	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C	3.000	07/01/46	1,375,244
1,060,000	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A	5.000	07/01/37	1,076,301
2,280,000	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A	5.000	07/01/42	2,285,774
1,050,000	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A	4.000	07/01/47	890,547
3,160,000	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A	5.000	07/01/47	3,090,803
4,560,000	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2015C	5.000	07/01/40	4,560,409
2,000,000	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2017B - AGM Insured	5.000	07/01/42	2,005,825
2,295,000	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2017B - AGM Insured	5.000	07/01/47	2,244,277
875,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Senior Series 2021B, (AMT)	2.500	12/01/40	811,049
8,295,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Senior Series 2022B, (AMT)	4.000	12/01/41	8,191,338
365,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2018A, (AMT)	3.750	12/01/30	365,875
370,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2018A, (AMT)	4.000	12/01/32	370,247
290,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2018A, (AMT)	4.000	12/01/33	290,129
315,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2018A, (AMT)	4.000	12/01/35	314,985
1,215,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2023B, (AMT)	4.000	12/01/44	1,129,648
1,000,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2024B, (AMT)	4.250	12/01/45	979,811
2,650,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2025‑1B, (AMT)	4.500	12/01/45	2,636,157
2,430,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Subordinate Series 2021C, (AMT)	3.250	12/01/51	1,619,839
2,500,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Subordinate Series 2022C, (AMT)	5.000	12/01/52	2,338,445
1,220,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016‑1A, (AMT)	3.500	12/01/32	1,222,387
280,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016‑1A, (AMT)	4.000	12/01/39	280,910
365,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Series 2019B, (AMT)	3.250	12/01/39	352,466
465,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Series 2020B, (AMT)	3.500	12/01/39	449,763
6,855,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2017‑C, (AMT)	4.250	12/01/47	5,874,028
4,795,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2019C, (AMT)	3.625	12/01/49	3,470,864
1,000,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2020C, (AMT)	4.250	12/01/50	819,452
1,060,000	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2025A - BAM Insured	5.000	07/01/45	1,100,665

78	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	EDUCATION AND CIVIC ORGANIZATIONS (continued)
$3,430,000	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2025A - BAM Insured	5.250%	07/01/50	$3,579,860
2,865,000	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2025A - BAM Insured	5.250	07/01/55	2,967,570
1,560,000	Passaic County Improvement Authority, New Jersey, Charter School Revenue Bonds, Community Charter School of Paterson, Series 2024A	5.000	01/01/55	1,394,376
1,000,000	Passaic County Improvement Authority, New Jersey, Charter School Revenue Bonds, Paterson Arts & Science Charter School, Series 2023	5.500	07/01/58	1,000,413

	TOTAL EDUCATION AND CIVIC ORGANIZATIONS			102,945,671

	FINANCIALS - 0.2% (0.1% of Total Investments)
840,852	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002	6.500	04/01/28	869,453

	TOTAL FINANCIALS			869,453

	HEALTH CARE - 14.4% (8.3% of Total Investments)
2,880,000	New Jersey Health Care Facilities Authority, Revenue Bonds, Atlanticare Health System Obligated Group Issue, Series 2021	2.375	07/01/46	1,723,220
1,215,000	New Jersey Health Care Facilities Authority, Revenue Bonds, Atlanticare Health System Obligated Group Issue, Series 2021	3.000	07/01/51	843,530
85,000	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A	5.000	07/01/27	85,092
1,935,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016	4.000	07/01/41	1,794,643
700,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A	5.000	07/01/28	730,774
4,140,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A	5.000	07/01/57	4,043,058
210,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A	4.000	07/01/45	179,621
6,220,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Refunding Series 2024A	4.125	07/01/54	5,277,620
5,880,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Refunding Series 2024A	5.250	07/01/54	6,001,294
13,810,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A	5.000	07/01/42	13,708,548
830,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A	5.000	07/01/32	842,607
1,055,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A	5.000	07/01/33	1,069,897
1,370,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A	5.000	07/01/34	1,388,030
150,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A	5.000	07/01/43	150,011
375,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2024A	4.250	07/01/54	334,492
2,055,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Series 2021A	4.000	07/01/45	1,848,504
2,155,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Series 2021A	3.000	07/01/51	1,537,513
1,755,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Series 2021A	4.000	07/01/51	1,492,272
1,600,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016	3.000	07/01/32	1,471,601
1,135,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016	4.000	07/01/34	1,108,053

See Notes to Financial Statements	79

Portfolio of Investments August 31, 2025 (continued)
NXJ

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	HEALTH CARE (continued)
$2,100,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016	5.000%	07/01/35	$2,104,818
4,265,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016	5.000	07/01/36	4,268,866
3,085,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016	5.000	07/01/41	3,024,011
6,595,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016	4.000	07/01/48	5,357,698
3,875,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A - AGM Insured	4.125	07/01/38	3,715,332
3,915,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A - AGM Insured	5.000	07/01/46	3,838,694
1,500,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019	4.000	07/01/44	1,306,464
5,350,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019	3.000	07/01/49	3,777,661

	TOTAL HEALTH CARE			73,023,924

	HOUSING/MULTIFAMILY - 7.3% (4.2% of Total Investments)
450,000	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A	5.000	07/01/47	403,091
1,400,000	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A	5.000	01/01/50	1,232,021
1,900,000	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Rowan Properties LLC - Rowan University Student Housing Project, Series 2015A	5.000	01/01/48	1,683,290
6,575,000	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015	5.000	07/01/47	5,553,441
3,306,583	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Cherry Garden Apartments Project, Series 2021B	2.375	01/01/39	2,514,848
1,730,000	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Riverview Towers Apartments, Series 2024B	5.250	12/20/65	1,763,613
3,500,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Forest Hill House, GNMA Collateralized, Series 2024A‑1	5.000	01/20/66	3,481,902
1,795,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Montgomery Gateway Apartments, Series 2025A	4.550	05/01/41	1,780,834
4,320,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A	4.000	11/01/45	3,728,944
2,000,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D, (AMT)	3.900	11/01/32	1,996,824
1,750,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D, (AMT)	4.250	11/01/37	1,702,834
1,150,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A	2.300	11/01/40	830,093
500,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A	2.450	11/01/45	331,870
1,000,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A	2.550	11/01/50	621,762
1,000,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A	2.625	11/01/56	595,477
1,500,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2021A	2.250	11/01/36	1,184,491

80	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSING/MULTIFAMILY (continued)
$1,270,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2021A	2.650%	11/01/46	$841,603
1,445,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2021A	2.700	11/01/51	912,112
1,310,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2021A	2.750	11/01/56	801,833
1,000,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2023C, (AMT)	5.000	11/01/38	992,672
1,000,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2023E‑1	4.350	05/01/45	939,987
1,500,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2023E‑1	4.550	05/01/55	1,394,682
1,175,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2023E‑1	4.600	05/01/60	1,090,626
690,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2024A	4.500	05/01/50	641,328

		TOTAL HOUSING/MULTIFAMILY			37,020,178

		HOUSING/SINGLE FAMILY - 13.0% (7.5% of Total Investments)
5,280,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A	3.600	04/01/33	5,248,893
3,025,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A	3.750	10/01/35	2,951,114
2,840,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018B, (AMT)	3.800	10/01/32	2,825,968
4,585,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C	3.500	10/01/34	4,472,538
4,835,000	(b)	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C, (UB)	3.850	10/01/39	4,532,092
2,780,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C	3.950	10/01/44	2,510,598
4,810,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2020E	2.050	10/01/35	3,892,419
6,235,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2020E	2.250	10/01/40	4,418,568
3,210,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2020E	2.400	10/01/45	2,105,118
1,000,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2024K	4.150	10/01/39	967,212
1,335,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2024K	4.550	10/01/44	1,300,908
1,500,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2024K	4.700	10/01/50	1,445,532
5,995,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2021H	1.900	10/01/36	4,453,008
4,625,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2021H	2.150	10/01/41	3,109,996
8,070,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2021H	2.400	04/01/52	4,944,655
4,040,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2022I	4.500	10/01/42	3,951,807
2,980,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2022I	4.600	10/01/46	2,905,803
1,000,000	(b)	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2023J, (UB)	4.150	10/01/38	971,599
2,300,000	(b)	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2023J, (UB)	4.500	10/01/43	2,238,095
3,850,000	(b)	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2023J, (UB)	4.700	10/01/48	3,740,786
2,455,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2025M	5.050	10/01/45	2,469,431

		TOTAL HOUSING/SINGLE FAMILY			65,456,140

See Notes to Financial Statements	81

Portfolio of Investments August 31, 2025 (continued)
NXJ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		INDUSTRIALS - 0.6% (0.4% of Total Investments)
$1,000,000		New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, (AMT)	4.750%	06/15/32	$1,000,246
1,225,000		New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, (AMT)	5.125	06/15/43	1,153,572
1,000,000	(a)	New Jersey Economic Development Authority, New Jersey, Dock and Wharf Facility Revenue Bonds, Repauno Port & Rail Terminal Project, Series 2025, (AMT)	6.625	01/01/45	1,021,107

		TOTAL INDUSTRIALS			3,174,925

		LONG-TERM CARE - 0.8% (0.5% of Total Investments)
1,110,000		New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014	5.250	01/01/44	989,085
2,708,281	(a)	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020	5.000	01/01/40	1,870,381
1,420,000	(a)	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018	5.750	10/01/38	1,018,285

		TOTAL LONG-TERM CARE			3,877,751

		TAX OBLIGATION/GENERAL - 20.5% (11.8% of Total Investments)
1,000,000		Asbury Park, New Jersey, General Obligation Bonds, Bond Anticipation Notes Series 2025AB	4.000	01/14/26	1,005,125
1,780,000		Bridgewater & Raritan School District, Somerset County, New Jersey, General Obligation Bonds, Series 2024	4.000	07/15/45	1,617,555
2,920,000		Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Correctional Facility Project, Series 2018 - BAM Insured	4.000	10/01/43	2,693,286
1,470,000		Cumberland County, New Jersey, General Obligation Bonds, Series 2021	2.000	05/15/30	1,368,095
1,475,000		Cumberland County, New Jersey, General Obligation Bonds, Series 2021	2.000	05/15/31	1,332,771
600,000		Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Essex County Family Court Building Projects, County Guaranteed Series 2025	5.000	03/17/26	607,899
2,000,000		Essex County, New Jersey, General Obligation Bonds, Bond Anticipation Notes, Series 2025	4.000	07/08/26	2,024,421
1,000,000		Freehold Township Board of Education, Monmouth County, New Jersey, General Obligation Bonds, School Series 2025	4.000	08/15/41	964,667
625,000		Gloucester County Improvement Authority, New Jersey, General Obligation Loan Revenue Bonds, Health Sciences Educational Facilities Projects Series 2024	5.000	03/01/32	711,610
500,000		Gloucester County Improvement Authority, New Jersey, General Obligation Loan Revenue Bonds, Health Sciences Educational Facilities Projects Series 2024	5.000	03/01/36	561,023
680,000		Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation Bonds, Series 2017	3.250	12/15/38	604,714
1,340,000		Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018 - BAM Insured	3.125	03/01/31	1,342,195
1,110,000		Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018 - BAM Insured	3.250	03/01/32	1,110,174
1,255,000		Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018 - BAM Insured	3.500	03/01/36	1,235,641
1,040,000		Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018	5.000	08/01/42	1,040,112
2,000,000		Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Courthouse Project, Series 2020	4.000	10/01/46	1,823,193
2,390,000		Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Courthouse Project, Series 2020	4.000	10/01/51	2,093,821
4,235,000		Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016	5.000	05/01/46	4,236,883

82	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/GENERAL (continued)
$9,775,000	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016	5.250%	05/01/51	$9,788,452
3,500,000	Hudson County, New Jersey, Bond Anticipation Notes, Series 2025	4.000	02/26/26	3,523,673
650,000	Jersey City Board of Education, Hudson County, New Jersey, General Obligation Bonds, School Energy Savings Refunding Series 2023 - AGM Insured	4.000	08/15/40	638,179
500,000	Jersey City Board of Education, Hudson County, New Jersey, General Obligation Bonds, School Energy Savings Refunding Series 2023 - AGM Insured	4.000	08/15/41	482,287
880,000	Jersey City Board of Education, Hudson County, New Jersey, General Obligation Bonds, School Energy Savings Refunding Series 2023 - AGM Insured	4.125	08/15/42	844,668
5,000,000	Jersey City, New Jersey, General Obligation Bonds, General Improvement Series 2022A	3.000	02/15/37	4,442,685
1,000,000	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017A	5.000	11/01/29	1,054,465
515,000	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017A	5.000	11/01/31	538,494
440,000	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017A	5.000	11/01/33	456,681
1,850,000	Madison Borough Board of Education, Morris County, New Jersey, General Obligation Bonds, School Series 2024	1.000	08/15/30	1,675,679
1,585,000	Madison Borough Board of Education, Morris County, New Jersey, General Obligation Bonds, School Series 2024	4.000	08/15/42	1,474,260
2,305,000	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, School Series 2025	4.000	07/15/43	2,164,818
5,195,000	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, School Series 2025	4.000	07/15/44	4,826,173
1,000,000	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue Bonds, Series 2021A	3.000	03/01/36	928,899
1,500,000	Montclair Township Board of Education, Essex County, New Jersey, General Obligation Bonds, School Series 2025	4.250	08/01/44	1,429,276
165,000	Montclair Township Board of Education, Essex County, New Jersey, General Obligation Bonds, School Series 2025	4.375	08/01/45	158,402
1,110,000	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series 2017 - AGM Insured	4.000	09/15/44	1,039,015
2,000,000	New Jersey State, General Obligation Bonds, Covid‑19 Emergency Series 2020A	5.000	06/01/27	2,091,095
3,310,000	New Jersey State, General Obligation Bonds, Covid‑19 Emergency Series 2020A	4.000	06/01/31	3,532,758
1,340,000	New Jersey State, General Obligation Bonds, Covid‑19 Emergency Series 2020A	3.000	06/01/32	1,327,904
3,280,000	New Jersey State, General Obligation Bonds, Various Purpose Series 2020	2.250	06/01/35	2,762,372
1,000,000	New Jersey State, General Obligation Bonds, Various Purpose Series 2021 - BAM Insured	2.000	06/01/36	782,154
750,000	Newark Board of Education, Essex County, New Jersey, General Obligation Bonds, School Energy Savings Series 2021 - BAM Insured	3.000	07/15/38	622,968
755,000	Newark Board of Education, Essex County, New Jersey, General Obligation Bonds, School Energy Savings Series 2021 - BAM Insured	3.000	07/15/39	613,464
1,000,000	Newark Board of Education, Essex County, New Jersey, General Obligation Bonds, School Energy Savings Series 2021 - BAM Insured	3.000	07/15/40	797,830
2,400,000	Newark, Essex County, New Jersey, Mass Transit Access Tax Revenue Bonds, Mulberry Pedestrian Bridge Redevelopment Project, Series 2022 - AGM Insured	6.000	11/15/62	2,602,314
1,290,000	Newark, New Jersey, General Obligation Bonds, Refunding Qualified General Improvement Series 2025A	5.000	07/15/26	1,314,811
2,937,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A‑1	4.000	07/01/33	2,873,570

See Notes to Financial Statements	83

Portfolio of Investments August 31, 2025 (continued)
NXJ

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/GENERAL (continued)
$2,032,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A‑1	4.000%	07/01/35	$1,948,433
2,000,000	Rahway, New Jersey, General Obligation Bonds, Bond Anticipation Note Series 2025	4.000	07/22/26	2,025,218
1,000,000	Sayreville School District, Middlesex County, New Jersey, General Obligation Bonds, School Series 2022 - BAM Insured	4.000	01/15/41	978,200
500,000	South Orange Village Township, New Jersey, General Obligation Bonds, Refunding Series 2020	4.000	01/15/26	502,666
4,035,000	Tenafly Board of Education, Bergen County, New Jersey, General Obligation Bonds, Series 2024	3.000	08/01/36	3,729,107
1,000,000	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Regional Schools Series 2019	2.000	07/15/26	983,121
4,755,000	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B, (AMT)	5.250	12/01/31	4,763,828
2,515,000	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A	5.000	06/15/41	2,516,473
590,000	Vineland Board of Education, Cumberland County, New Jersey, General Obligation Bonds, Energy Savings Refunding School Series 2025 - BAM Insured	5.000	07/01/40	634,713
500,000	Vineland Board of Education, Cumberland County, New Jersey, General Obligation Bonds, Energy Savings Refunding School Series 2025 - BAM Insured	5.000	07/01/41	527,630
750,000	Vineland Board of Education, Cumberland County, New Jersey, General Obligation Bonds, Energy Savings Refunding School Series 2025 - BAM Insured	5.000	07/01/42	783,733
700,000	Vineland Board of Education, Cumberland County, New Jersey, General Obligation Bonds, Energy Savings Refunding School Series 2025 - BAM Insured	4.500	07/01/43	689,246
700,000	Vineland Board of Education, Cumberland County, New Jersey, General Obligation Bonds, Energy Savings Refunding School Series 2025 - BAM Insured	4.500	07/01/44	688,503
1,515,000	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Refunding Series 2005 - AGM Insured	5.250	01/01/27	1,571,101

	TOTAL TAX OBLIGATION/GENERAL			103,502,503

	TAX OBLIGATION/LIMITED - 50.5% (29.1% of Total Investments)
3,295,000	Bergen County Improvement Authority, New Jersey, County Guaranteed Governmental Pooled Project Notes, Series 2024	4.000	10/16/25	3,300,453
4,500,000	Bergen County Improvement Authority, New Jersey, County Guaranteed Governmental Pooled Project Notes, Series 2025A	4.000	05/21/26	4,544,943
2,365,000	Bergen County Improvement Authority, New Jersey, County Guaranteed Revenue Bonds, Bergen New Bridge Medical Center Project, Series 2022	5.000	08/01/47	2,425,368
3,775,000	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005	5.000	11/15/26	3,897,436
3,065,000	Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, County Courthouse Project, County Guaranteed Series 2024	5.000	06/01/49	3,200,762
2,000,000	Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, County Courthouse Project, County Guaranteed Series 2024	5.000	06/01/54	2,083,738
2,605,000	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, Notes Series 2025C‑2	4.000	07/31/26	2,633,986
440,000	Camden County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, Refunding Capital Program Series 2024B	5.000	01/15/33	502,134
475,000	Camden County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, Refunding Capital Program Series 2024B	5.000	01/15/36	529,089
500,000	Camden County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, Refunding Capital Program Series 2024B	5.000	01/15/37	551,363

84	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$1,000,000		Casino Reinvestment Development Authority, New Jersey, Luxury Tax Revenue Bonds, Series 2024A	5.000%	11/01/40	$1,046,459
1,005,000		Casino Reinvestment Development Authority, New Jersey, Luxury Tax Revenue Bonds, Series 2024A	4.000	11/01/44	880,431
3,000,000		Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B - AGM Insured	0.000	11/01/25	2,985,450
335,000		Gloucester County Improvement Authority, New Jersey, Revenue Bonds, County Guaranteed Loan Capital Program, Refunding Series 2025	5.000	10/01/25	335,709
560,000		Gloucester County Improvement Authority, New Jersey, Revenue Bonds, County Guaranteed Loan Capital Program, Refunding Series 2025	5.000	04/01/26	568,467
590,000		Gloucester County Improvement Authority, New Jersey, Revenue Bonds, County Guaranteed Loan Capital Program, Refunding Series 2025	5.000	04/01/27	614,757
1,965,000		Middlesex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, New Jersey Health + Life Science Exchange - H‑1 Project Series 2023A	5.000	08/15/49	2,028,824
8,000,000	(b)	Middlesex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, New Jersey Health + Life Science Exchange - H‑1 Project Series 2023A, (UB)	4.000	08/15/53	6,970,876
5,615,000		Middlesex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, New Jersey Health + Life Science Exchange - H‑1 Project Series 2023A	5.000	08/15/53	5,722,368
7,785,000	(b)	Middlesex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, New Jersey Health + Life Science Exchange - H‑1 Project Series 2023A, (UB)	5.000	08/15/53	7,933,863
5,445,000		New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B	4.500	06/15/40	5,302,124
2,400,000		New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Portal North Bridge Project Series 2022A	5.250	11/01/47	2,445,422
1,685,000		New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Portal North Bridge Project Series 2022A	5.000	11/01/52	1,687,413
5,675,000		New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Subordinate Series 2017A	3.375	07/01/30	5,608,502
6,025,000		New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation Projects Sublease, Refunding Series 2017B	5.000	11/01/25	6,048,029
1,300,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ	5.000	06/15/31	1,440,501
1,000,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ	5.000	06/15/32	1,097,483
590,000		New Jersey Educational Facilities Authority, New Jersey, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2023A	5.250	09/01/53	598,808
6,495,000	(b)	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund Series 2023A, (UB)	4.625	09/01/48	6,228,474
1,140,000		New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A‑1	5.000	06/15/29	1,160,385
655,000		New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A‑1	5.000	06/15/30	666,072
2,000,000		New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A	5.000	06/15/31	2,030,974
3,495,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2019AA	5.000	06/15/46	3,498,738
1,250,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB	3.000	06/15/50	864,755
260,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB	4.000	06/15/50	221,521
3,750,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022CC	5.000	06/15/42	3,826,806
1,000,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2023AA	4.250	06/15/44	909,725

See Notes to Financial Statements	85

Portfolio of Investments August 31, 2025 (continued)
NXJ

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/LIMITED (continued)
$31,175,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000%	12/15/30	$26,450,628
37,000,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AGM Insured	0.000	12/15/32	28,945,104
37,945,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AGM Insured	0.000	12/15/33	28,295,750
5,160,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AGM Insured	0.000	12/15/34	3,656,709
1,150,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A	5.000	12/15/35	1,194,140
440,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A	5.000	12/15/36	454,598
4,950,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A	4.000	12/15/39	4,651,235
750,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB	4.000	06/15/44	655,461
6,845,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB	3.500	06/15/46	5,353,271
2,720,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB	4.000	06/15/50	2,317,453
4,425,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA	5.000	06/15/45	4,443,492
2,045,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA	3.000	06/15/50	1,414,740
1,940,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024AA	4.000	06/15/42	1,742,886
3,170,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024CC	4.125	06/15/55	2,695,643
600,000	Newark Parking Authority, Essex County, New Jersey, Lease Revenue Bonds, Parking Facility/Office Project Series 2023 - AGM Insured	5.250	02/01/43	603,004
1,250,000	Newark Parking Authority, Essex County, New Jersey, Lease Revenue Bonds, Parking Facility/Office Project Series 2023 - AGM Insured	5.500	02/01/51	1,253,485
1,140,000	Passaic County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Senior Housing Project Series 2024	4.000	11/01/46	1,072,874
750,000	Passaic County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Senior Housing Project Series 2024	4.125	11/01/56	668,300
3,790,000	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015	3.750	05/01/36	3,772,150
3,550,000	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012	3.500	05/01/35	3,498,877
909,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	4.750	07/01/53	816,308
1,783,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	5.000	07/01/58	1,635,471
2,899,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.329	07/01/40	2,688,655
1,059,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.784	07/01/58	935,548
1,470,000	Union County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Union County Administration Complex Project, Series 2024	4.125	04/15/54	1,285,004
1,420,000	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A	5.500	05/01/28	1,539,896
1,425,000	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A	5.500	05/01/29	1,586,279
1,000,000	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A	5.500	05/01/30	1,137,479

86	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/LIMITED (continued)
$1,830,000	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A	5.500%	05/01/31	$2,114,927
1,915,000	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A	5.500	05/01/32	2,241,584
1,990,000	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A	5.500	05/01/33	2,353,058
2,075,000	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A	5.500	05/01/34	2,472,773
13,760,000	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield - Park Madison Redevelopment Project, Refunding Series 2013A	5.000	03/01/34	15,018,158

	TOTAL TAX OBLIGATION/LIMITED			255,357,148

	TRANSPORTATION - 32.4% (18.7% of Total Investments)
1,000,000	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Refunding Series 2024B	5.000	01/01/42	1,053,532
1,000,000	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Refunding Series 2024B	5.000	01/01/43	1,046,400
1,075,000	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019	4.000	01/01/44	972,828
665,000	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2024A	5.000	01/01/49	681,641
1,000,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015 - BAM Insured	4.000	07/01/34	1,000,307
2,820,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015 - BAM Insured	4.000	07/01/35	2,820,496
2,005,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B	5.000	07/01/28	2,147,417
1,520,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B	5.000	07/01/29	1,661,234
2,820,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017	5.000	07/01/42	2,833,766
10,210,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017	5.000	07/01/47	10,222,669
1,050,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A	5.000	07/01/28	1,124,582
1,350,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A	5.000	07/01/29	1,475,439
1,015,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A	5.000	07/01/30	1,106,160
10,035,000	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013	5.000	01/01/40	10,053,538
4,140,000	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Refunding Series 2025	5.000	01/01/37	4,577,417
2,400,000	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A	5.000	01/01/37	2,489,709
6,355,000	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, (AMT)	5.375	01/01/43	6,358,095
7,815,000	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, (AMT)	5.625	01/01/52	7,818,204
1,975,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, (AMT)	5.250	09/15/29	1,977,062
2,250,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, (AMT)	5.625	11/15/30	2,252,349

See Notes to Financial Statements	87

Portfolio of Investments August 31, 2025 (continued)
NXJ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TRANSPORTATION (continued)
$5,215,000		New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, (AMT)	5.000%	10/01/37	$5,255,095
9,110,000		New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, (AMT)	5.000	10/01/47	8,631,224
2,565,000		New Jersey Turnpike Authority, Revenue Bonds, Series 2005A - AGM Insured	5.250	01/01/29	2,803,459
2,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A	4.000	01/01/42	1,842,703
2,490,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A	4.000	01/01/51	2,148,362
1,230,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022A	4.000	01/01/42	1,138,033
2,500,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022A	4.000	01/01/43	2,276,442
7,500,000	(b)	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022B, (UB)	5.250	01/01/52	7,712,094
8,500,000	(b)	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2024B, (UB)	4.125	01/01/54	7,381,035
3,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2024B	5.250	01/01/54	3,101,530
5,000,000	(b)	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2025A, (UB)	4.750	01/01/50	4,926,605
5,000,000	(b)	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2025A, (UB)	4.750	01/01/55	4,891,279
2,800,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2025A	5.250	01/01/55	2,906,542
2,750,000		Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005	5.000	04/15/35	2,753,085
2,890,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, (AMT)	4.000	01/15/43	2,463,187
7,895,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eighteen Series 2019, (AMT)	4.000	11/01/41	7,088,161
4,000,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eighteen Series 2019, (AMT)	4.000	11/01/47	3,343,979
1,000,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Forty-Fifth Series 2024	5.000	09/01/49	1,017,396
1,285,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Forty-Fifth Series 2024	5.000	09/01/54	1,302,712
4,500,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fourteen Series 2019, (AMT)	4.000	09/01/38	4,253,790
2,500,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fourteen Series 2019, (AMT)	4.000	09/01/39	2,324,767
1,265,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Eighth Series 2023, (AMT)	5.000	07/15/38	1,313,571
2,000,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Four Series 2022, (AMT)	5.500	08/01/52	2,052,151
10,720,000	(b)	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty‑Six Series 2022, (AMT), (UB)	5.000	01/15/47	10,694,345
1,000,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2025A - BAM Insured	4.000	11/01/38	962,158
1,000,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2025A - BAM Insured	4.000	11/01/39	946,707
1,385,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A	5.000	11/01/45	1,386,634
2,240,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2022A	4.625	11/01/47	2,093,351
1,000,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2022A - BAM Insured	5.250	11/01/52	1,029,086

		TOTAL TRANSPORTATION			163,712,328

88	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		U.S. GUARANTEED - 1.4% (c)(0.8% of Total Investments)
$1,760,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012, (ETM)	3.750%	07/01/27	$1,782,696
1,875,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2019AA, (Pre‑refunded 12/15/28)	5.000	06/15/46	2,035,751
1,250,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022CC, (Pre‑refunded 12/15/32)	5.000	06/15/48	1,430,755
1,610,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022CC, (Pre‑refunded 12/15/32)	5.500	06/15/50	1,895,547

		TOTAL U.S. GUARANTEED			7,144,749

		UTILITIES - 6.1% (3.5% of Total Investments)
500,000		Guam Power Authority, Revenue Bonds, Refunding Series 2024A	5.000	10/01/28	532,526
505,000		Guam Power Authority, Revenue Bonds, Refunding Series 2024A	5.000	10/01/29	545,356
1,970,000		New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011A	2.750	08/01/39	1,488,333
1,495,000		New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011C, (AMT)	3.000	08/01/41	1,137,340
2,355,000		New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2019, (AMT)	4.000	08/01/59	1,867,621
835,000		New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Green Series 2025A‑SW1	5.000	09/01/36	958,560
4,455,000		New Jersey Infrastructure Bank, Environmental Infrastructure Bonds, Green Series 2021A‑1	3.000	09/01/34	4,248,603
925,000		New Jersey Infrastructure Bank, Environmental Infrastructure Bonds, Green Series 2024A‑W1	5.000	09/01/49	957,523
2,700,000		Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Refunding Series 2018	5.000	03/01/37	2,948,869
1,365,000		Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2023 - AGM Insured	4.000	12/01/53	1,208,385
1,500,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/35	1,547,109
1,000,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	4.000	07/01/42	863,600
13,000,000		Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic City Electric Company Project, Refunding Series 2020	2.250	06/01/29	12,386,144

		TOTAL UTILITIES			30,689,969

		TOTAL MUNICIPAL BONDS (Cost $912,286,109)			874,297,575

		TOTAL LONG-TERM INVESTMENTS (Cost $912,286,109)			874,297,575

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 0.4% (0.2% of Total Investments)
		MUNICIPAL BONDS - 0.4% (0.2% of Total Investments)
		HOUSING/MULTIFAMILY - 0.4% (0.2% of Total Investments)
$1,960,000	(d)	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Meadow Brook Apartments Project, Series 2006A, (AMT)	3.000	03/15/40	$1,960,000

		TOTAL HOUSING/MULTIFAMILY			1,960,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,960,000)			1,960,000

		TOTAL INVESTMENTS - 173.4% (Cost $914,246,109)			876,257,575

		FLOATING RATE OBLIGATIONS - (12.6)%			(63,850,000)

		VRDP SHARES, NET - (61.9)% (e)			(312,832,483)

		OTHER ASSETS & LIABILITIES, NET - 1.1%			5,643,694

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$505,218,786

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

See Notes to Financial Statements	89

Portfolio of Investments August 31, 2025 (continued)
NXJ

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $6,480,849 or 0.7% of Total Investments.
(b)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(e)	VRDP Shares, Net as a percentage of Total Investments is 35.7%.

90	See Notes to Financial Statements

Portfolio of Investments August 31, 2025
NRK

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 170.4% (98.2% of Total Investments)
		MUNICIPAL BONDS - 170.4% (98.2% of Total Investments)
		CONSUMER STAPLES - 8.0% (4.6% of Total Investments)
$27,580,000		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A	5.000%	06/01/38	$24,870,726
9,555,000		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A	5.000	06/01/45	7,726,721
10,000,000	(a)	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C	0.000	06/01/50	1,160,009
4,680,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A‑1, 2016A‑2A and 2016A‑2B	5.000	06/01/45	3,983,604
39,715,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	33,727,018

		TOTAL CONSUMER STAPLES			71,468,078

		EDUCATION AND CIVIC ORGANIZATIONS - 24.4% (14.1% of Total Investments)
6,620,000		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A	5.000	07/15/42	6,476,827
9,995,000		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009	0.000	07/15/45	3,392,652
29,145,000		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009	0.000	07/15/47	8,667,411
970,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.500	06/15/43	881,474
850,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.750	06/15/53	754,330
500,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.750	06/15/58	437,831
725,000		Build New York City Resource Corporation, New York, Revenue Bonds, Global Community Charter School Project, Series 2022A	5.000	06/15/52	586,570
5,000,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250	07/01/57	4,741,006
5,325,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250	07/01/62	4,996,050
1,100,000	(b)	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014	5.250	11/01/29	770,000
5,705,000	(b)	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014	5.250	11/01/34	3,993,500
1,500,000	(b)	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014	5.000	11/01/39	1,050,000
880,000		Build New York City Resource Corporation, New York, Revenue Bonds, Success Academy Charter Schools Project, Series 2024	4.000	09/01/43	785,226
1,050,000		Build New York City Resource Corporation, New York, Revenue Bonds, Success Academy Charter Schools Project, Series 2024	4.000	09/01/44	929,096
2,440,000	(a)	Build NYC Resource Corporation Revenue Bonds, New York, East Harlem Scholars Academy Charter School Project, Series 2022 (Social Bonds)	5.750	06/01/62	2,264,887
7,510,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A‑1	5.500	06/01/55	6,296,916
500,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A	5.000	06/01/41	426,007
2,085,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A	5.000	06/01/51	1,614,731
750,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A	5.000	06/01/56	566,004
3,655,000		Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College Project, Series 2014	5.000	07/01/44	3,581,393

See Notes to Financial Statements	91

Portfolio of Investments August 31, 2025 (continued)
NRK

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$4,750,000	(a)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A	7.250%	07/01/53	$4,750,194
5,055,000		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A	5.000	07/15/42	5,026,287
8,655,000		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A	5.000	07/15/50	8,248,546
4,265,000		Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007 - FGIC Insured	5.250	07/01/34	4,362,425
9,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2020	4.000	07/01/46	7,693,052
4,825,000		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A	5.000	07/01/40	4,824,623
8,145,000		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A	5.000	07/01/45	7,685,048
5,820,000		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2016A	5.000	07/01/41	5,841,231
4,000,000		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2022A	4.000	07/01/47	3,284,440
4,000,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001‑1 - AMBAC Insured	5.500	07/01/40	4,494,990
2,605,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A	4.000	07/01/43	2,335,437
2,000,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2019A	5.000	07/01/37	2,086,797
4,125,000		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Green Series 2019B	5.000	07/01/50	4,126,237
1,375,000		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2020A	5.000	07/01/53	1,363,294
13,165,000		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2022A	4.000	07/01/42	12,168,449
8,925,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A	5.500	12/01/36	7,942,559
11,470,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2022	4.000	07/01/49	9,547,877
7,695,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	6,557,594
1,500,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Current Interest Series 2016A	5.000	01/01/56	1,148,831
1,785,000		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013	5.000	09/01/38	1,785,419
1,785,000		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013	5.000	09/01/43	1,756,207
5,750,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2023A	5.000	07/01/53	5,761,247
635,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher University Project, Series 2024	5.250	06/01/49	649,411
8,315,000		MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing Agreement Payable by the Metropolitan Transportation Authority, Series 2016A	5.000	11/15/51	8,114,027
15,950,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Refunding Series 2020A	4.000	03/01/45	13,753,381
7,645,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Refunding Series 2020A - AGM Insured	4.000	03/01/45	6,843,686
10,000,000		Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2019	5.000	12/01/43	10,138,865
15,805,000		Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2019	4.000	12/01/47	13,799,406

92	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$350,000		Yonkers Economic Development Corporation, New York, Educational Revenue Bonds, Lamartine/Warburton LLC‑Charter School of Educational Excellence Project, Series 2019A	5.000%	10/15/39	$341,642

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			219,643,113

		FINANCIALS - 2.0% (1.1% of Total Investments)
1,615,000		Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005	5.250	10/01/35	1,818,855
13,835,000		Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007	5.500	10/01/37	15,756,905

		TOTAL FINANCIALS			17,575,760

		HEALTH CARE - 28.2% (16.2% of Total Investments)
23,690,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	4.000	05/01/45	20,458,575
29,975,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	4.250	05/01/52	25,631,059
3,000,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	5.000	05/01/52	2,931,804
5,000,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	4.000	05/01/54	4,094,159
22,645,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	5.250	05/01/54	22,759,314
25,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2022‑1A	4.000	07/01/51	21,381,010
1,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Medical Center, Series 2024	5.500	11/01/47	1,020,993
6,750,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A	5.000	08/01/34	6,859,951
3,250,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A	5.000	09/01/33	3,406,584
2,450,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A	4.000	09/01/45	2,049,656
9,055,000		Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai Health Obligated Group, Series 2025	5.250	07/01/50	8,769,925
14,365,000		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A	4.000	07/01/50	12,154,367
21,830,000		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A	4.000	07/01/53	17,868,440
1,000,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/30	1,000,117
1,200,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/34	1,180,143
3,500,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/40	3,137,597
7,900,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/45	6,733,799
1,300,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/25	1,301,893
1,000,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/27	1,011,709
1,900,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/29	1,918,978
2,600,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/30	2,619,873
3,500,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/34	3,437,057
590,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/36	569,253
1,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Roswell Park Cancer Institute Obligated Group, Series 2025A	5.500	07/01/50	1,040,804
620,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.250	10/01/49	601,831
5,475,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.500	10/01/54	5,592,650

See Notes to Financial Statements	93

Portfolio of Investments August 31, 2025 (continued)
NRK

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE (continued)
$15,405,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	4.000%	07/01/41	$13,946,620
16,705,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	5.000	07/01/46	15,822,720
200,000		Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005	6.000	07/01/30	200,358
3,975,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A	5.000	12/01/42	3,867,272
8,925,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017	5.000	12/01/46	8,634,223
4,000,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A	4.000	12/01/46	3,290,047
1,765,000		New York State Dormitory Authority, Revenue Bonds, Memorial Sloan-Kettering Cancer Center Series 2025‑I	5.250	07/01/54	1,818,249
28,805,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2016	5.000	11/01/46	25,515,120
665,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	693,491

		TOTAL HEALTH CARE			253,319,641

		HOUSING/MULTIFAMILY - 1.2% (0.7% of Total Investments)
3,450,000		New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Green Series 2024B‑1‑A	4.750	11/01/54	3,380,652
3,430,000		New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Green Series 2024B‑1‑A	4.850	11/01/59	3,318,681
3,900,000		New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Class F Series 2024	5.250	12/15/31	4,003,566

		TOTAL HOUSING/MULTIFAMILY			10,702,899

		INDUSTRIALS - 3.6% (2.1% of Total Investments)
31,530,000	(a)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	30,641,185
2,000,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A‑CL2	3.250	09/15/52	1,405,331
120,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A‑CL2	3.500	09/15/52	87,774

		TOTAL INDUSTRIALS			32,134,290

		LONG-TERM CARE - 0.1% (0.1% of Total Investments)
1,000,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019	5.000	01/01/40	925,831

		TOTAL LONG-TERM CARE			925,831

		TAX OBLIGATION/GENERAL - 7.6% (4.4% of Total Investments)
5,030,000		Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C	5.000	04/01/33	5,073,444
10,000,000		Nassau County, New York, General Obligation Bonds, General Improvement Series 2018B - AGM Insured	5.000	07/01/45	10,157,844
3,905,000		Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A - AGM Insured	4.000	04/01/51	3,396,163
5,000		New York City, New York, General Obligation Bonds, Fiscal 2013 Series F‑1	5.000	03/01/29	5,009
7,560,000		New York City, New York, General Obligation Bonds, Fiscal 2018 Series B‑1	5.250	10/01/32	7,914,852
4,525,000		New York City, New York, General Obligation Bonds, Fiscal 2018 Series E‑1	5.000	03/01/40	4,599,425
6,830,000		New York City, New York, General Obligation Bonds, Fiscal 2018 Series F‑1	5.000	04/01/40	6,945,648

94	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TAX OBLIGATION/GENERAL (continued)
$1,500,000	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A‑1	5.000%	08/01/43	$1,518,639
5,890,000	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A‑1	4.000	08/01/44	5,272,779
6,500,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C	5.000	08/01/38	6,753,650
5,000,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F‑1	5.000	03/01/44	5,049,874
6,425,000	New York City, New York, General Obligation Bonds, Fiscal 2024 Series C	5.250	03/01/53	6,571,420
4,344,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A‑1	4.000	07/01/41	3,782,288
730,000	Rochester, New York, General Obligation Bonds, Series 1999 - NPFG Insured	5.250	10/01/25	731,715
725,000	Rochester, New York, General Obligation Bonds, Series 1999 - NPFG Insured	5.250	10/01/26	748,274

	TOTAL TAX OBLIGATION/GENERAL			68,521,024

	TAX OBLIGATION/LIMITED - 49.7% (28.6% of Total Investments)
25,000,000	Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2023A	5.000	11/01/48	25,605,305
105,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A - AGC Insured	5.625	10/01/29	105,259
20,910,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2024A	4.000	03/15/54	17,723,680
13,805,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E	4.000	03/15/48	11,949,799
1,960,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021A	5.000	03/15/49	1,968,543
12,560,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C	5.000	03/15/45	12,568,409
1,400,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C	5.000	03/15/41	1,414,647
17,510,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A	5.000	03/15/40	17,903,940
10,000,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C	4.000	03/15/45	8,927,868
5,045,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/27	5,069,924
6,490,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/39	6,522,062
1,080,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022 Series A	4.000	02/15/36	1,096,422
1,115,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A	5.000	02/15/34	1,143,639
3,500,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A	5.000	02/15/36	3,574,053
5,285,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A	5.000	02/15/39	5,363,804
13,275,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A	5.000	02/15/45	13,346,726
8,000,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B‑1	4.000	11/15/52	6,798,281
1,520,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Green Series 2024A	4.000	11/15/51	1,305,916
20,000,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Green Series 2024B‑1	4.000	11/15/54	16,973,142
10,000,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2022A	4.000	11/15/42	9,065,495
10,000,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2022A	4.000	11/15/52	8,564,010
3,675,000	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013	5.000	05/01/28	3,681,284

See Notes to Financial Statements	95

Portfolio of Investments August 31, 2025 (continued)
NRK

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$5,000,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S‑3	5.000%	07/15/43	$5,060,140
7,945,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S‑1	5.000	07/15/35	8,017,941
7,500,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S‑1	4.000	07/15/40	7,021,735
5,400,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2016 Series B‑1	5.000	11/01/33	5,413,675
4,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A‑1	5.000	05/01/40	4,018,964
8,100,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B‑1	4.000	08/01/41	7,450,284
1,375,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E‑1	5.000	02/01/39	1,393,832
5,625,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E‑1	5.000	02/01/43	5,662,792
7,500,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Subseries C‑1	4.000	11/01/42	6,775,629
8,065,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2022 Subseries B‑1	4.000	08/01/45	7,087,754
14,120,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2023F‑1	4.000	02/01/51	12,223,125
18,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024C	5.250	05/01/48	18,484,047
10,000,000		New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B	5.000	04/01/46	10,124,516
3,960,000		New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B	5.000	04/01/52	3,972,618
9,980,000		New York State Dormitory Authority, Personal Income Tax Revenue Bonds, General Purpose Series 2019A	4.000	03/15/49	8,605,689
21,000,000		New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A	4.125	03/15/52	18,393,688
10,000,000	(c)	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 3 Series Series 2025A, (UB)	5.000	03/15/48	10,137,645
7,500,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C	5.000	03/15/47	7,524,922
18,525,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/46	5,854,963
90,206,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/51	21,055,497
47,925,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	5.000	07/01/58	43,959,599
3,500,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.329	07/01/40	3,246,048
3,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.329	07/01/40	2,782,327
259,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.536	07/01/53	223,389
5,140,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Green Bonds, Series 2022D‑2	4.500	05/15/47	4,960,953
8,425,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2021B‑1	4.000	05/15/56	7,049,150
9,600,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A‑1	5.000	05/15/51	9,641,959
1,325,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C	4.125	05/15/52	1,165,616
10,000,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C	5.250	05/15/52	10,250,310
10,000,000		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox- City Sales Tax, Series 2024A‑1	4.000	05/15/54	8,451,296

		TOTAL TAX OBLIGATION/LIMITED			446,682,311

96	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TRANSPORTATION - 19.9% (11.5% of Total Investments)
$1,500,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2017A‑1	5.250%	11/15/57	$1,502,296
7,775,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C‑1	5.000	11/15/50	7,618,337
19,315,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C‑1	5.250	11/15/55	19,255,510
10,135,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Refunding Series 2024A	5.500	11/15/47	10,460,857
2,500,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B	5.000	11/15/37	2,526,354
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D‑1	5.000	11/15/35	5,005,022
1,500,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015F	5.000	11/15/35	1,501,507
2,500,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D	5.000	11/15/32	2,623,057
2,440,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C‑1	5.000	11/15/39	2,457,402
2,500,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Refunding Series 1WTC-2021 - BAM Insured	4.000	02/15/43	2,288,925
20,780,000	New York State Thruway Authority, General Revenue Bonds, Maturity Group 1 Series 2021O	4.000	01/01/46	18,217,049
2,280,000	New York State Thruway Authority, General Revenue Bonds, Series 2020N	4.000	01/01/43	2,053,455
5,720,000	New York State Thruway Authority, General Revenue Bonds, Series 2020N	4.000	01/01/45	5,028,474
8,940,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A	5.000	01/01/41	8,953,768
485,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A	5.000	01/01/51	482,375
8,200,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A	5.250	01/01/56	8,213,317
9,355,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B	4.000	01/01/50	7,998,317
1,175,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C	5.000	12/01/32	1,266,221
3,750,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C	5.000	12/01/34	3,988,301
3,465,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C	4.000	12/01/39	3,237,591
1,800,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C	4.000	12/01/40	1,660,454
1,515,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018	4.000	09/01/43	1,370,613
1,000,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018	5.000	09/01/48	1,004,545
1,000,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017	5.000	11/15/47	1,004,815
7,495,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Forty-Fourth Series 2024	5.000	07/15/54	7,596,769
6,000,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirteenth Series 2019	5.000	09/01/37	6,257,740
11,500,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Refunding Series 2017B	5.000	11/15/38	11,731,897
7,715,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A	5.000	11/15/43	7,778,811
9,000,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2019A	5.000	11/15/49	9,003,863

See Notes to Financial Statements	97

Portfolio of Investments August 31, 2025 (continued)
NRK

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TRANSPORTATION (continued)
$16,000,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2021A	4.000%	11/15/56	$13,398,053
3,610,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2021A	5.000	11/15/56	3,564,792

	TOTAL TRANSPORTATION			179,050,487

	U.S. GUARANTEED - 2.4% (d)(1.4% of Total Investments)
1,625,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A, (Pre‑ refunded 7/01/27)	5.000	07/01/46	1,704,692
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A, (Pre‑refunded 3/15/29)	4.000	03/15/49	5,290
15,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A, (Pre‑refunded 3/15/29)	4.000	03/15/49	15,871
7,190,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, (ETM)	0.000	06/01/26	7,052,703
12,810,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, (ETM)	0.000	06/01/26	12,565,385

	TOTAL U.S. GUARANTEED			21,343,941

	UTILITIES - 23.3% (13.4% of Total Investments)
4,825,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Green Series 2023E	5.000	09/01/53	4,834,870
10,000,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A - AGM Insured	0.000	06/01/27	9,507,311
15,000,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A - AGM Insured	0.000	06/01/28	13,818,843
10,000,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A - AGM Insured	0.000	06/01/29	8,908,589
520,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2016B	5.000	09/01/46	520,004
1,000,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017	5.000	09/01/47	1,001,917
5,000,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018	5.000	09/01/38	5,150,080
5,000,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD	5.000	06/15/47	5,021,020
2,990,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD	5.250	06/15/47	3,013,645
5,035,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series CC‑1	5.000	06/15/48	5,048,294
4,000,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE	5.000	06/15/39	4,012,102
21,815,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE	5.000	06/15/40	22,225,888
1,225,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series DD‑3	4.000	06/15/42	1,122,996
2,000,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE	4.000	06/15/42	1,833,463
3,085,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG‑1	5.000	06/15/50	3,094,094
2,500,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series AA‑2	4.000	06/15/42	2,291,829

98	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$2,925,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series CC‑1	5.000%	06/15/51	$2,925,987
5,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2022 Series AA‑1	4.000	06/15/51	4,306,431
6,855,000	(c)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2023 Series AA‑1, (UB)	5.250	06/15/52	7,001,045
32,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2024 Series BB‑2	4.000	06/15/45	28,670,243
7,775,000		New York Energy Finance Development Corporation, Energy Supply Revenue Bonds, Series 2025, (Mandatory Put 12/01/33)	5.000	07/01/56	8,173,332
14,430,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A	5.000	06/15/46	14,515,991
5,000,000		New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2019A	5.000	02/15/49	5,068,398
3,000,000		New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, Green Series 2022B	5.250	09/15/52	3,078,250
11,440,000		New York State Power Authority, General Revenue Bonds, Series 2020A	4.000	11/15/50	9,872,538
9,000,000		New York State Power Authority, General Revenue Bonds, Series 2020A	4.000	11/15/55	7,603,988
2,955,000		New York State Power Authority, General Revenue Bonds, Series 2020A	4.000	11/15/60	2,453,565
9,085,000		New York State Power Authority, Green Transmission Project Revenue Bonds, Green Series 2023A - AGM Insured	5.000	11/15/53	9,156,751
3,190,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	2,984,193
3,205,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/37	3,290,424
810,000		Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015	5.000	12/15/33	814,407
5,000,000		Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015	5.000	12/15/36	5,020,727
2,450,000		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B	5.000	12/15/34	2,489,804
1,000,000		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017	5.000	12/15/38	1,025,641

		TOTAL UTILITIES			209,856,660

		TOTAL MUNICIPAL BONDS (Cost $1,596,814,038)			1,531,224,035

		TOTAL LONG-TERM INVESTMENTS (Cost $1,596,814,038)			1,531,224,035

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 3.1% (1.8% of Total Investments)
		MUNICIPAL BONDS - 3.1% (1.8% of Total Investments)
		HEALTH CARE - 1.5% (0.9% of Total Investments)
$14,000,000	(e)	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Variable Rate Demand Obligation Series 2008	2.780	02/15/31	$14,000,000

		TOTAL HEALTH CARE			14,000,000

		TAX OBLIGATION/GENERAL - 0.7% (0.4% of Total Investments)
6,000,000	(e)	New York City, New York, General Obligation Bonds, Fiscal 2017 Taxable Series A‑4	3.880	08/01/44	6,000,000

		TOTAL TAX OBLIGATION/GENERAL			6,000,000

See Notes to Financial Statements	99

Portfolio of Investments August 31, 2025 (continued)
NRK

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES - 0.9% (0.5% of Total Investments)
$8,000,000	(e)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Adjustable Rate Series BB-2	2.750%	06/15/51	$8,000,000

		TOTAL UTILITIES			8,000,000

		TOTAL MUNICIPAL BONDS (Cost $28,000,000)			28,000,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $28,000,000)			28,000,000

		TOTAL INVESTMENTS - 173.5% (Cost $1,624,814,038)			1,559,224,035

		FLOATING RATE OBLIGATIONS - (1.5)%			(13,480,000)

		MFP SHARES, NET - (8.9)% (f)			(79,634,566)

		VRDP SHARES, NET - (64.8)% (g)			(582,368,702)

		OTHER ASSETS & LIABILITIES, NET - 1.7%			15,026,495

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$898,767,262

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $84,847,528 or 5.4% of Total Investments.
(b)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(f)	MFP Shares, Net as a percentage of Total Investments is 5.1%.
(g)	VRDP Shares, Net as a percentage of Total Investments is 37.3%.

100	See Notes to Financial Statements

Portfolio of Investments August 31, 2025
NNY

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 97.8%
		MUNICIPAL BONDS - 97.8%
		CONSUMER STAPLES - 2.9%
$1,100,000		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A	5.000%	06/01/38	$991,943
370,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A‑1	5.625	06/01/35	375,819
3,440,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1	5.750	06/01/43	3,249,702

		TOTAL CONSUMER STAPLES			4,617,464

		EDUCATION AND CIVIC ORGANIZATIONS - 13.2%
660,000		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A	7.500	12/01/40	644,233
1,250,000		Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York - Queens College, Q Student Residences, LLC Project, Refunding Series 2014A	5.000	06/01/43	1,250,789
100,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.500	06/15/43	90,873
140,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.750	06/15/58	122,593
1,015,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250	07/01/62	952,299
250,000	(a)	Build NYC Resource Corporation Revenue Bonds, New York, East Harlem Scholars Academy Charter School Project, Series 2022 (Social Bonds)	5.750	06/01/62	232,058
220,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C‑1	5.000	06/01/40	198,484
385,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A	5.000	06/01/56	290,549
475,000	(a)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A	7.250	07/01/53	475,020
1,080,000		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A	5.000	07/15/50	1,029,281
1,000,000		Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007 - FGIC Insured	5.250	07/01/34	1,022,843
1,330,000		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A	5.000	07/01/40	1,329,896
2,180,000		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A	5.000	07/01/45	2,056,895
1,000,000		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2016A	5.000	07/01/41	1,003,648
385,000		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2022A	4.000	07/01/47	316,127
2,760,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A	5.000	07/01/35	2,800,524
175,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A	5.000	07/01/48	176,223
2,625,000		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Green Series 2019B	5.000	07/01/50	2,625,787
670,000		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2022A	4.000	07/01/42	619,283
845,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A	5.500	12/01/36	751,985
725,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	617,837

See Notes to Financial Statements	101

Portfolio of Investments August 31, 2025 (continued)
NNY

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$100,000		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013	5.000%	09/01/38	$100,023
300,000		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013	5.000	09/01/43	295,161
405,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A - AGM Insured	3.000	01/01/37	356,578
500,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Refunding Series 2020A - AGM Insured	4.000	03/01/45	447,592
3,000,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2009A - AGC Insured	0.000	03/01/40	1,474,863

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			21,281,444

		FINANCIALS - 0.7%
1,000,000		Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007	5.500	10/01/37	1,138,916

		TOTAL FINANCIALS			1,138,916

		HEALTH CARE - 14.7%
1,430,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	4.000	05/01/45	1,234,942
2,700,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	4.250	05/01/52	2,308,719
1,000,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	5.000	05/01/52	977,268
2,270,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	5.250	05/01/54	2,281,459
2,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2022‑1A	4.000	07/01/51	1,710,481
2,100,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A	5.000	08/01/34	2,134,207
935,000		Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai Health Obligated Group, Series 2025	5.250	07/01/50	905,564
2,000,000		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A	4.000	07/01/50	1,692,220
1,040,000		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A	4.000	07/01/53	851,268
800,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/32	801,898
1,160,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/36	1,119,209
475,000		Dormitory Authority of the State of New York, Revenue Bonds, Roswell Park Cancer Institute Obligated Group, Series 2025A	5.500	07/01/55	491,060
60,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.250	10/01/49	58,242
550,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.500	10/01/54	561,818
3,460,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	4.000	07/01/41	3,132,444
200,000		Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005	6.000	07/01/30	200,358
660,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017	5.000	12/01/46	638,497
2,875,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2016	5.000	11/01/46	2,546,640
65,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	67,785

		TOTAL HEALTH CARE			23,714,079

102	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSING/MULTIFAMILY - 0.1%
$100,000		New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Class F Series 2024	5.250%	12/15/31	$102,655

		TOTAL HOUSING/MULTIFAMILY			102,655

		INDUSTRIALS - 4.1%
3,930,000	(a)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	3,819,215
10,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A‑CL2	3.500	09/15/52	7,315
1,255,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	10/31/41	1,102,438
290,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	10/31/46	242,504
1,830,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	04/30/53	1,444,559

		TOTAL INDUSTRIALS			6,616,031

		LONG-TERM CARE - 0.2%
220,000		Dormitory Authority of the State of New York, Non‑State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006	5.000	11/01/31	222,764
100,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019	5.000	01/01/40	92,583

		TOTAL LONG-TERM CARE			315,347

		MATERIALS - 0.3%
510,000	(a)	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, (AMT)	5.000	01/01/35	510,277

		TOTAL MATERIALS			510,277

		TAX OBLIGATION/GENERAL - 7.4%
1,000,000		Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series 2019B - AGM Insured	5.000	04/01/44	1,021,891
5,000,000		Nassau County, New York, General Obligation Bonds, General Improvement Series 2022A - AGM Insured	4.125	04/01/47	4,532,084
1,000,000		New York City, New York, General Obligation Bonds, Fiscal 2018 Series E‑1	5.000	03/01/40	1,016,448
835,000		New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD‑1	4.000	03/01/50	715,375
1,900,000		New York City, New York, General Obligation Bonds, Fiscal 2022 Series A‑1	5.000	08/01/47	1,900,116
1,000,000		New York City, New York, General Obligation Bonds, Fiscal 2025 Series A	5.000	08/01/38	1,071,696
1,250,000		New York City, New York, General Obligation Bonds, Fiscal 2026 Series A‑1	5.250	08/01/53	1,283,388
409,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A‑1	4.000	07/01/41	356,113

		TOTAL TAX OBLIGATION/GENERAL			11,897,111

		TAX OBLIGATION/LIMITED - 16.8%
1,000,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series 2020A	4.000	03/15/44	892,122
3,000,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C	5.000	03/15/41	3,031,386
2,500,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/26	2,512,351
540,000		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A	5.000	02/15/39	548,052
2,465,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S‑1B	4.000	07/15/43	2,224,223

See Notes to Financial Statements	103

Portfolio of Investments August 31, 2025 (continued)
NNY

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$445,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S‑1	5.000%	07/15/34	$449,085
1,125,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E‑1	5.000	02/01/39	1,140,408
1,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E‑1	5.000	02/01/43	1,006,719
1,875,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2026 Subseries Series A‑1	5.000	05/01/54	1,886,843
1,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2023F‑1	4.000	02/01/51	865,660
2,120,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	4.250	05/01/54	1,907,097
565,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025H‑1	5.250	11/01/48	584,212
1,685,000		New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A	5.000	03/15/45	1,717,122
1,000,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group 1, Series 2019A	4.000	03/15/48	860,753
2,000,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C	4.000	03/15/49	1,710,728
6,509,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/51	1,519,303
3,218,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	5.000	07/01/58	2,951,737
17,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.536	07/01/53	14,663
1,030,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2022A	4.000	05/15/51	885,677
90,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A‑1	5.000	05/15/51	90,393
355,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C	4.125	05/15/52	312,297

		TOTAL TAX OBLIGATION/LIMITED			27,110,831

		TRANSPORTATION - 22.2%
785,000		Build NYC Resource Corporation, New York, Airport Facilities Revenue Bonds. TrIPs Obligated Group, Senior Series 2025, (AMT)	5.500	07/01/50	789,494
970,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C‑1	5.000	11/15/50	950,455
1,950,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Refunding Series 2024B	4.000	11/15/44	1,683,100
1,315,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015F	5.000	11/15/32	1,317,929
2,000,000	(b)	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007	2.300	10/01/37	1,280,000
1,500,000	(b)	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007	2.350	10/01/46	960,000
400,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/46	378,874
3,815,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	3,632,128
1,000,000		New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT)	5.250	12/31/54	986,743
2,130,000		New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT)	5.500	12/31/60	2,062,215

104	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TRANSPORTATION (continued)
$175,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000%	08/01/26	$175,005
2,625,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	2,625,022
105,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	107,288
355,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2023, (AMT)	6.000	06/30/54	360,722
1,515,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2023, (AMT)	5.375	06/30/60	1,438,510
500,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.500	06/30/60	481,240
340,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C	5.000	12/01/35	360,376
1,785,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, (AMT)	5.000	12/01/35	1,878,943
2,000,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/27	2,034,519
400,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/28	411,939
850,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/31	869,154
400,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, (AMT)	5.000	10/01/40	397,560
1,000,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	6.000	04/01/35	1,084,926
3,000,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015	5.000	10/15/41	3,002,752
1,930,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018	4.000	09/01/43	1,746,062
800,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017	5.000	11/15/42	813,099
1,000,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twentieth Series 2019, (AMT)	4.000	11/01/59	795,422
1,155,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2	5.000	11/15/42	1,162,201
2,000,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, Refunding Series 2018C	5.000	11/15/37	2,056,169

	TOTAL TRANSPORTATION			35,841,847

	UTILITIES - 15.2%
300,000	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A	5.000	07/01/29	300,511
3,440,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Green Series 2023E	5.000	09/01/53	3,447,037
580,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2016B	5.000	09/01/46	580,004
3,000,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series CC‑1	5.000	06/15/48	3,007,921

See Notes to Financial Statements	105

Portfolio of Investments August 31, 2025 (continued)
NNY

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$1,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE	5.000%	06/15/39	$1,003,025
2,200,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE	4.000	06/15/42	2,016,810
1,145,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2023 Series AA‑1	5.250	06/15/52	1,169,394
1,000,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A	5.000	06/15/46	1,005,959
1,300,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017E	5.000	06/15/47	1,307,369
1,895,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2022A	5.000	06/15/51	1,912,037
2,000,000		New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, Green Series 2022B	5.250	09/15/52	2,052,167
780,000		New York State Power Authority, General Revenue Bonds, Green Series 2024A	4.000	11/15/54	663,932
5,000,000		New York State Power Authority, General Revenue Bonds, Series 2020A	4.000	11/15/55	4,224,438
650,000		New York State Power Authority, Green Transmission Project Revenue Bonds, Green Series 2023A - AGM Insured	5.000	11/15/48	659,545
500,000	(a)	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, (AMT)	4.750	11/01/42	442,041
775,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	725,000

		TOTAL UTILITIES			24,517,190

		TOTAL MUNICIPAL BONDS (Cost $164,114,977)			157,663,192

		TOTAL LONG-TERM INVESTMENTS (Cost $164,114,977)			157,663,192

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 2.2%
		MUNICIPAL BONDS - 2.2%
		TAX OBLIGATION/GENERAL - 2.2%
$3,500,000	(c)	New York City, New York, General Obligation Bonds, Fiscal 2014 Series I‑2	3.950	03/01/40	$3,500,000

		TOTAL TAX OBLIGATION/GENERAL			3,500,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $3,500,000)			3,500,000

		TOTAL INVESTMENTS - 100.0% (Cost $167,614,977)			161,163,192

		OTHER ASSETS & LIABILITIES, NET - 0.0%			76,160

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$161,239,352

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax

106	See Notes to Financial Statements

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
As of the end of the reporting period, the aggregate value of these securities is $9,365,736 or 5.8% of Total Investments.

(b)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(c)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

See Notes to Financial Statements	107

Portfolio of Investments August 31, 2025
NAN

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 170.8% (100.0% of Total Investments)
		MUNICIPAL BONDS - 170.8% (100.0% of Total Investments)
		CONSUMER STAPLES - 6.3% (3.7% of Total Investments)
$12,500,000		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A	5.000%	06/01/38	$11,272,084
3,210,000		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A	5.000	06/01/45	2,595,790
120,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A‑1	5.625	06/01/35	121,887
1,145,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A‑1	5.750	06/01/43	1,081,660
7,155,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	6,076,213

		TOTAL CONSUMER STAPLES			21,147,634

		EDUCATION AND CIVIC ORGANIZATIONS - 11.7% (6.8% of Total Investments)
2,875,000		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A	7.500	12/01/40	2,806,317
340,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.500	06/15/43	308,970
550,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.750	06/15/58	481,614
400,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250	07/01/52	383,443
1,000,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250	07/01/57	948,201
200,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250	07/01/62	187,645
1,405,000	(a)	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014	5.250	11/01/34	983,500
1,300,000	(a)	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014	5.000	11/01/39	910,000
870,000	(b)	Build NYC Resource Corporation Revenue Bonds, New York, East Harlem Scholars Academy Charter School Project, Series 2022 (Social Bonds)	5.750	06/01/62	807,562
1,000,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023	7.250	06/01/55	1,027,517
1,000,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A‑1	5.250	06/01/40	926,426
290,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A	5.000	06/01/41	247,084
1,000,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A	5.000	06/01/51	774,452
1,670,000	(b)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A	7.250	07/01/53	1,670,068
4,030,000		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A	5.000	07/15/50	3,840,744
2,000,000		Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007 - FGIC Insured	5.250	07/01/29	2,076,102
1,565,000		Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2020	4.000	07/01/46	1,337,736
1,055,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A	5.000	07/01/35	1,070,490
2,000,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A	5.000	07/01/36	2,028,377
2,625,000		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2020A	5.000	07/01/53	2,602,653

108	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$3,140,000	(b)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A	5.500%	12/01/36	$2,794,357
2,705,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	2,305,171
1,005,000		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013	5.000	09/01/38	1,005,236
265,000		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013	5.000	09/01/43	260,725
5,000,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Refunding Series 2020A	4.000	03/01/45	4,311,405
2,055,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Refunding Series 2020A - AGM Insured	4.000	03/01/45	1,839,604
1,515,000		Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015	5.000	07/01/40	1,510,454

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			39,445,853

		FINANCIALS - 3.9% (2.3% of Total Investments)
4,725,000		Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005	5.250	10/01/35	5,321,417
6,885,000		Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007	5.500	10/01/37	7,841,438

		TOTAL FINANCIALS			13,162,855

		HEALTH CARE - 26.3% (15.4% of Total Investments)
11,020,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	4.250	05/01/52	9,422,995
4,745,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	5.000	05/01/52	4,637,137
3,000,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	4.000	05/01/54	2,456,495
7,950,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	5.250	05/01/54	7,990,133
5,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2022‑1A	4.000	07/01/51	4,276,202
2,420,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A	5.000	08/01/30	2,506,763
4,275,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A	5.000	08/01/33	4,360,510
3,060,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A	5.000	08/01/34	3,109,845
3,195,000		Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai Health Obligated Group, Series 2025	5.250	07/01/50	3,094,413
9,150,000		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A	4.000	07/01/50	7,741,905
3,820,000		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A	4.000	07/01/53	3,126,772
2,000,000	(b)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/40	1,792,912
5,900,000	(b)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/35	5,733,419
1,625,000		Dormitory Authority of the State of New York, Revenue Bonds, Roswell Park Cancer Institute Obligated Group, Series 2025A	5.500	07/01/55	1,679,942
220,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.250	10/01/49	213,553
1,920,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.500	10/01/54	1,961,258
870,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	4.000	07/01/41	787,638
8,300,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	5.000	07/01/46	7,861,633
480,000		Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005	6.000	07/01/30	480,859

See Notes to Financial Statements	109

Portfolio of Investments August 31, 2025 (continued)
NAN

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE (continued)
$2,410,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017	5.000%	12/01/46	$2,331,482
4,470,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A	4.000	12/01/46	3,676,627
620,000		New York State Dormitory Authority, Revenue Bonds, Memorial Sloan-Kettering Cancer Center Series 2025‑I	5.250	07/01/54	638,705
9,795,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2016	5.000	11/01/46	8,676,292
240,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	250,283

		TOTAL HEALTH CARE			88,807,773

		HOUSING/MULTIFAMILY - 0.6% (0.4% of Total Investments)
1,900,000		New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Green Series 2024B‑1‑A	4.650	11/01/49	1,816,451
325,000		New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Class F Series 2024	5.250	12/15/31	333,631

		TOTAL HOUSING/MULTIFAMILY			2,150,082

		HOUSING/SINGLE FAMILY - 0.1% (0.1% of Total Investments)
430,000		Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, (AMT)	5.750	09/01/31	433,394

		TOTAL HOUSING/SINGLE FAMILY			433,394

		INDUSTRIALS - 5.9% (3.4% of Total Investments)
7,625,000	(b)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	7,410,055
2,500,000	(b)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014	5.375	11/15/40	2,499,922
40,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A‑CL2	3.500	09/15/52	29,258
4,200,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	10/31/41	3,689,434
1,060,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	10/31/46	886,394
6,750,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	04/30/53	5,328,292

		TOTAL INDUSTRIALS			19,843,355

		LONG-TERM CARE - 0.4% (0.2% of Total Investments)
1,045,000		Dormitory Authority of the State of New York, Non‑State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006	5.000	11/01/31	1,058,127
340,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019	5.000	01/01/40	314,783

		TOTAL LONG-TERM CARE			1,372,910

		MATERIALS - 0.5% (0.3% of Total Investments)
1,860,000	(b)	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, (AMT)	5.000	01/01/35	1,861,010

		TOTAL MATERIALS			1,861,010

110	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/GENERAL — 5.5% (3.2% of Total Investments)
$3,000,000		Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series 2019B — AGM Insured	5.000%	04/01/44	$3,065,674
4,390,000		New York City, New York, General Obligation Bonds, Fiscal 2018 Series E‑1	5.000	03/01/40	4,462,204
2,200,000		New York City, New York, General Obligation Bonds, Fiscal 2018 Series F‑1	5.000	04/01/38	2,254,744
3,110,000		New York City, New York, General Obligation Bonds, Fiscal 2021 Series C	5.000	08/01/43	3,154,752
4,210,000		New York City, New York, General Obligation Bonds, Fiscal 2023 Series B‑1	5.250	10/01/47	4,300,134
1,506,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	1,311,263

		TOTAL TAX OBLIGATION/GENERAL			18,548,771

		TAX OBLIGATION/LIMITED — 51.5% (30.2% of Total Investments)
10,000,000		Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2019A	5.000	11/01/49	10,130,476
7,500,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2024A	4.000	03/15/54	6,357,131
7,710,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series 2020A	4.000	03/15/44	6,878,258
1,135,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D	4.000	02/15/38	1,116,085
1,000,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021A	5.000	03/15/49	1,004,358
5,000,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A	5.000	03/15/44	5,032,265
3,990,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A	5.000	03/15/40	4,079,767
3,225,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/26	3,240,933
2,355,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/39	2,366,634
1,000,000		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022 Series A	4.000	02/15/36	1,015,206
3,750,000		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A	5.000	02/15/39	3,805,915
1,660,000		Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Green Series 2024A	4.000	11/15/51	1,426,198
7,265,000		Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2022A	4.000	11/15/42	6,586,082
890,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S‑1	5.000	07/15/35	898,171
2,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E‑1	5.000	02/01/43	2,013,437
845,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2022 Subseries C‑1	4.000	02/01/42	766,096
5,295,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	4.250	05/01/54	4,763,245
11,225,000	(c)	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024C, (UB)	5.250	05/01/50	11,496,990
5,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024C	5.500	05/01/53	5,211,442
14,830,000	(c)	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024C, (UB)	5.500	05/01/53	15,457,137
4,995,000		New York State Dormitory Authority, Personal Income Tax Revenue Bonds, General Purpose Series 2019A	4.000	03/15/49	4,307,156
3,730,000		New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A	5.000	03/15/45	3,801,107
10,000,000	(c)	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 3 Series Series 2025A, (UB)	5.000	03/15/48	10,137,645
4,135,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C	5.000	03/15/47	4,148,741

See Notes to Financial Statements	111

Portfolio of Investments August 31, 2025 (continued)
NAN

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$3,000,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C	4.000%	03/15/49	$2,566,092
7,700,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2022A	5.000	03/15/48	7,771,314
4,415,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/46	1,395,393
11,014,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	0.000	07/01/51	2,570,841
22,975,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A‑1	5.000	07/01/58	21,074,007
32,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.536	07/01/53	27,600
1,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A‑2	4.784	07/01/58	883,426
2,000,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/29	1,606,218
1,000,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/35	746,319
5,000,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2021B‑1	5.000	05/15/56	5,000,886
3,800,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2022A	4.000	05/15/51	3,267,547
1,000,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A‑1	5.000	05/15/51	1,004,371
1,065,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C	4.125	05/15/52	936,892
1,785,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C	5.250	05/15/52	1,829,680
7,080,000		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox- City Sales Tax, Series 2024A‑1	5.250	05/15/59	7,283,680

		TOTAL TAX OBLIGATION/LIMITED			174,004,741

		TRANSPORTATION - 47.8% (28.0% of Total Investments)
2,610,000		Build NYC Resource Corporation, New York, Airport Facilities Revenue Bonds. TrIPs Obligated Group, Senior Series 2025, (AMT)	5.500	07/01/50	2,624,943
5,425,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2016A‑1	5.000	11/15/46	5,392,510
1,110,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C‑1	5.000	11/15/50	1,087,634
5,000,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B	5.000	11/15/37	5,052,708
5,000,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015C‑1	5.250	11/15/29	5,021,375
11,920,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C‑1	5.250	11/15/56	11,828,649
200,000	(a)	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007	2.300	10/01/37	128,000
5,500,000	(a)	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007	2.350	10/01/46	3,520,000
5,495,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Refunding Series 1WTC-2021 - BAM Insured	4.000	02/15/43	5,031,057
5,000,000		New York State Thruway Authority, General Revenue Bonds, Series 2020N	4.000	01/01/42	4,549,300
3,000,000		New York State Thruway Authority, General Revenue Bonds, Series 2020N	4.000	01/01/43	2,701,915
2,190,000		New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A	5.250	01/01/56	2,193,557

112	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	TRANSPORTATION (continued)
$1,000,000	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000%	07/01/46	$947,185
13,895,000	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	13,228,943
7,450,000	New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT)	5.500	12/31/60	7,212,913
770,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/26	770,021
9,730,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	9,730,084
400,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	408,716
1,340,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2023, (AMT)	6.000	06/30/54	1,361,598
6,850,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2023 - BAM Insured, (AMT)	5.375	06/30/60	6,833,437
1,000,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.500	06/30/60	962,479
6,950,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport Terminal One Project, Green Series 2025, (AMT)	6.000	06/30/55	7,150,689
140,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, (AMT)	4.000	12/01/40	122,342
1,250,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C	5.000	12/01/34	1,329,434
5,825,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, (AMT)	5.000	12/01/35	6,131,564
8,515,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/27	8,661,964
2,000,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/31	2,045,068
2,745,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/36	2,767,111
3,100,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	6.000	04/01/35	3,363,272
5,000,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Eighth Series 2016	5.250	11/15/56	5,024,732
3,975,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017	5.000	11/15/47	3,994,138
4,000,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Forty Second Series 2023, (AMT)	5.000	12/01/53	3,958,714
5,000,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twentieth Series 2019, (AMT)	4.000	11/01/59	3,977,109
2,810,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty‑One Series 2020, (AMT)	4.000	07/15/55	2,275,729

See Notes to Financial Statements	113

Portfolio of Investments August 31, 2025 (continued)
NAN

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TRANSPORTATION (continued)
$5,340,000		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A	5.000%	11/15/47	$5,341,004
3,500,000		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2	5.000	11/15/42	3,521,820
3,000,000		Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A	4.000	11/15/54	2,543,253
10,000,000		Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2022A	4.000	11/15/52	8,563,243

		TOTAL TRANSPORTATION			161,358,210

		U.S. GUARANTEED - 0.0% (d)(0.0% of Total Investments)
5,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A, (Pre‑refunded 3/15/29)	4.000	03/15/49	5,290

		TOTAL U.S. GUARANTEED			5,290

		UTILITIES - 10.3% (6.0% of Total Investments)
2,945,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Green Series 2023E	5.000	09/01/53	2,951,025
1,310,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2016B	5.000	09/01/46	1,310,009
90,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017	5.000	09/01/42	90,867
5,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2025 Series BB	5.250	06/15/55	5,161,880
4,080,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A	5.000	06/15/46	4,104,314
7,500,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017E	5.000	06/15/47	7,542,514
2,740,000		New York State Power Authority, General Revenue Bonds, Green Series 2024A	4.000	11/15/54	2,332,273
5,000,000		New York State Power Authority, General Revenue Bonds, Series 2020A	4.000	11/15/55	4,224,438
2,270,000		New York State Power Authority, Green Transmission Project Revenue Bonds, Green Series 2023A - AGM Insured	5.000	11/15/48	2,303,333
1,920,000	(b)	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, (AMT)	4.750	11/01/42	1,697,436
1,940,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	1,814,838
1,250,000		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017	5.000	12/15/38	1,282,052

		TOTAL UTILITIES			34,814,979

		TOTAL MUNICIPAL BONDS (Cost $600,913,377)			576,956,857

		TOTAL LONG-TERM INVESTMENTS (Cost $600,913,377)			576,956,857

		FLOATING RATE OBLIGATIONS - (8.5)%			(28,840,000)

		AMTP SHARES, NET - (37.6)% (e)			(126,968,403)

		VRDP SHARES, NET - (26.2)% (f)			(88,341,245)

		OTHER ASSETS & LIABILITIES, NET - 1.5%			4,938,714

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$337,745,923

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

114	See Notes to Financial Statements

(a)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $31,057,058 or 5.4% of Total Investments.
(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)	AMTP Shares, Net as a percentage of Total Investments is 22.0%.
(f)	VRDP Shares, Net as a percentage of Total Investments is 15.3%.

See Notes to Financial Statements	115

Portfolio of Investments August 31, 2025
NQP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		LONG-TERM INVESTMENTS - 168.4% (100.0% of Total Investments)
		MUNICIPAL BONDS - 168.4% (100.0% of Total Investments)
		CONSUMER STAPLES - 0.5% (0.3% of Total Investments)
$2,000,000		Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, (AMT)	5.375%	03/01/31	$2,229,307
		TOTAL CONSUMER STAPLES			2,229,307
		EDUCATION AND CIVIC ORGANIZATIONS - 20.9% (12.4% of Total Investments)
20,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020	5.000	10/01/49	16,019
3,215,000		Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016	5.125	03/15/36	3,230,960
835,000		Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A	5.000	12/15/47	762,875
1,000,000	(a)	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2022	6.000	10/15/52	948,835
2,200,000		Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds, Allegheny College, Series 2016	3.000	05/01/34	1,920,878
1,000,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College Project, Second Series 2017A	5.000	11/01/39	1,017,578
1,230,000		Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University Project, Series 2019	5.000	05/01/48	1,041,572
720,000		Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014	5.000	05/01/37	688,560
4,595,000		Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016	4.000	05/01/46	3,580,342
1,350,000		General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing Program-York College of Pennsylvania, Series 2017 PP4	3.375	11/01/37	1,217,970
590,000		Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2	3.250	05/01/36	515,978
1,555,000		Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2	3.500	05/01/41	1,230,629
1,515,000		Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Foundation for Indiana University of Pennsylvania Project, Refunding Series 2022 - BAM Insured	4.000	05/01/54	1,297,930
350,000		Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2017	3.375	11/01/33	335,206
2,925,000		Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2017	4.000	11/01/40	2,637,372
985,000		Lehigh County, Pennsylvania, Revenue Bonds, Lehigh Valley Dual Language Charter School, General Purpose Authority, Series 2023	7.000	06/01/53	1,025,649
2,000,000		McCandless Industrial Development Authority, Pennsylvania, University Revenue Bonds, La Roche university, Series 2022A	6.750	12/01/46	1,756,032
1,005,000		Pennsylvania Economic Development Financing Authority, Pennsylvania, Revenue Bonds, Villanova University Project, Series 2024	4.000	08/01/54	853,718
9,660,000	(b)	Pennsylvania Economic Development Financing Authority, Pennsylvania, Revenue Bonds, Villanova University Project, Series 2024, (UB)	4.000	08/01/54	8,205,880
1,060,000		Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior Series 2021A, (AMT)	2.625	06/01/42	939,902
1,945,000		Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior Series 2022A, (AMT)	4.500	06/01/43	1,954,601
1,095,000		Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior Series 2023A, (AMT)	4.000	06/01/44	1,073,728
2,545,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014	5.000	12/01/38	2,546,801
2,080,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014	5.000	12/01/44	2,080,678
360,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012	4.000	05/01/32	296,587

116	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$ 5,750,000	(b)	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Trustees, Series 2025A, (UB)	4.250%	02/15/55	$5,125,820
1,030,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012	4.000	11/01/39	909,547
4,300,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012	5.000	11/01/42	4,188,601
1,310,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A	5.000	11/01/36	1,310,387
1,440,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2021A	4.000	07/15/46	1,139,517
10,680,000		Pennsylvania State University, Revenue Bonds, Series 2022A	5.000	09/01/47	10,870,393
1,000,000		Pennsylvania State University, Revenue Bonds, Series 2023	5.250	09/01/48	1,038,659
2,000,000		Pennsylvania State University, Revenue Bonds, Series 2023	5.250	09/01/53	2,062,053
2,000,000		Pennsylvania State University, Revenue Bonds, Series 2024	5.000	09/01/49	2,040,662
1,255,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017	3.625	05/01/35	905,112
425,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006	6.250	05/01/33	425,107
1,500,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph’s University Project, Refunding Forward Delivery Series 2020C	4.000	11/01/36	1,410,738
1,400,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph’s University Project, Refunding Forward Delivery Series 2020C	4.000	11/01/37	1,293,736
2,010,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph’s University Project, Refunding Series 2020A	4.000	11/01/45	1,632,734
3,000,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph’s University Project, Series 2022	5.500	11/01/60	3,040,505
927,263	(a),(c)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017	1.750	03/15/45	463,631
2,320,000		Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016	5.000	11/01/37	2,331,990
5,250,000		Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016	5.000	06/01/46	4,250,747
3,555,000		Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017‑PP5	3.375	11/01/36	3,079,421
1,890,000		Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A	5.000	11/01/32	1,897,795
740,000		Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A	5.000	11/01/33	743,052
675,000		Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A	4.000	11/01/35	676,655
		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			92,013,142
		ENERGY - 0.1% (0.1% of Total Investments)
600,000	(a)	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Core Natural Resources Inc., Project, Series 2025, (AMT), (Mandatory Put 3/27/35)	5.450	01/01/51	611,105
		TOTAL ENERGY			611,105
		HEALTH CARE - 26.8% (15.9% of Total Investments)
4,420,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A	4.000	04/01/44	3,819,640
13,100,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A	4.000	04/01/44	11,620,356
210,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A	4.000	07/15/35	206,653

See Notes to Financial Statements	117

Portfolio of Investments August 31, 2025 (continued)
NQP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		HEALTH CARE (continued)
$ 2,285,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A	4.000%	07/15/36	$2,215,951
610,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A‑2	6.000	06/30/34	634,824
8,187,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A‑3	5.000	06/30/39	7,335,109
4,091,000	(d)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B‑1	0.000	06/30/44	2,870,334
1,282,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Taxable Series 2024A‑1	8.000	06/30/34	1,311,902
10,170,000		Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s University Health Network Project, Series 2021 - BAM Insured	3.000	08/15/53	6,916,139
2,000,000		Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A	5.000	07/01/39	1,802,149
2,470,000		Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A	4.000	10/01/36	2,470,603
1,580,000		Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A	4.000	10/01/37	1,543,608
2,995,000		Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A	4.000	10/01/47	2,536,895
1,500,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2019	4.000	11/01/49	1,210,705
1,845,000		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A. Unenhanced Cusips	5.000	07/01/41	1,849,480
1,105,000		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A. Enhanced Cusips	4.000	07/01/45	969,456
1,350,000		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A. Enhanced Cusips	5.000	07/01/49	1,341,351
2,290,000		Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018	5.000	07/15/48	1,952,768
3,215,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A	5.000	06/01/41	3,215,249
1,650,000		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2021	5.000	11/01/51	1,603,749
2,200,000		Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B	5.000	08/15/46	2,200,087
3,000,000		Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A	5.000	08/15/42	3,006,968
1,490,000		Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B	4.000	07/01/43	1,292,047
1,855,000		Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2019A	5.000	07/01/44	1,808,924
1,265,000		Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016	3.000	11/01/36	1,045,279
2,850,000		Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016	4.000	11/01/41	2,367,060
4,955,000		Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016	4.000	11/01/46	3,909,690
1,020,000		Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016	3.375	07/01/32	1,013,323
2,675,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A	4.000	09/01/38	2,494,789
2,590,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019 - BAM Insured	4.000	09/01/44	2,360,274
1,015,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019	4.000	09/01/49	815,762

118	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		HEALTH CARE (continued)
$ 3,400,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2022B	4.000%	05/01/56	$2,681,866
200,000		Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Fixed Rate Series 2023A-2	4.000	05/15/48	169,334
4,750,000		Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2020A	4.000	04/15/50	3,954,973
2,095,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2024B-1	4.250	11/01/51	1,853,447
14,445,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016C	4.000	08/15/41	13,630,756
3,600,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019	4.000	08/15/49	3,043,031
1,800,000		Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017	5.000	07/01/30	1,840,020
2,990,000		Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s Hospital -Monroe Project, Series 2015A	5.000	08/15/40	2,990,257
1,170,000		Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s Hospital -Monroe Project, Series 2015A	4.000	08/15/45	998,472
1,520,000		Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B	5.000	07/01/45	1,489,601
1,305,000		Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A	5.000	06/01/49	1,286,352
3,500,000		Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Series 2018B	5.000	08/01/48	3,346,728
705,000		Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds, Excela Health Project, Series 2020A	4.000	07/01/37	652,938
		TOTAL HEALTH CARE			117,678,899
		HOUSING/MULTIFAMILY - 0.6% (0.4% of Total Investments)
160,000		Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A	5.000	08/01/45	141,288
1,285,000	(a)	Erie County, Industrial Development Authority, Pennsylvania, Essential Housing Revenue Bonds, Senior-CFC-Erie I LLC Erie Apartments, Series 2024A	6.750	09/01/61	1,203,210
270,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A	5.000	07/01/31	270,239
1,200,000		Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A	5.625	07/01/35	1,222,629
		TOTAL HOUSING/MULTIFAMILY			2,837,366
		HOUSING/SINGLE FAMILY - 25.0% (14.8% of Total Investments)
2,560,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B	3.900	10/01/35	2,550,344
4,890,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120	3.200	04/01/40	4,061,349
20,335,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121	3.200	10/01/41	16,584,293
1,080,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-122	3.650	10/01/32	1,080,406
3,895,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B	3.450	10/01/32	3,899,021
7,000,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B	3.500	10/01/37	6,466,991
2,000,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A	2.700	10/01/39	1,614,728

See Notes to Financial Statements	119

Portfolio of Investments August 31, 2025 (continued)
NQP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		HOUSING/SINGLE FAMILY (continued)
$ 1,000,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A	3.000%	10/01/46	$717,597
1,380,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A	3.000	10/01/39	1,145,126
12,000,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-132A	2.550	10/01/41	8,854,075
1,500,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133	2.350	10/01/40	1,100,524
1,450,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133	2.500	10/01/45	967,792
4,105,000	(b)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2023-141A, (UB)	4.600	10/01/43	3,947,017
5,000,000	(b)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2023-141A, (UB)	4.700	10/01/46	4,794,027
5,000,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-134A	1.850	04/01/36	3,758,992
3,650,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-134A	2.050	04/01/41	2,500,073
2,505,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-134A	2.100	10/01/43	1,616,726
5,295,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-135A	2.250	10/01/41	3,722,039
6,855,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-135A	2.375	10/01/46	4,532,439
7,705,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-135A	2.500	10/01/50	4,943,286
1,565,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-136	2.550	10/01/51	995,140
5,240,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-137	2.450	10/01/41	3,828,573
6,545,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-137	2.600	04/01/46	4,416,202
3,335,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2022-138A	3.000	04/01/42	2,645,113
2,410,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2022-139A	4.150	10/01/42	2,208,638
1,980,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2022-140A	4.450	10/01/47	1,813,654
10,000,000	(b)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2023-142A, (UB)	4.900	10/01/46	9,882,553
5,595,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2025-148A	4.625	10/01/45	5,301,819
		TOTAL HOUSING/SINGLE FAMILY			109,948,537
		INDUSTRIALS - 2.4% (1.4% of Total Investments)
500,000	(a),(c),(e)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1	10.000	12/01/40	50
500,000	(a),(c),(e)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, (AMT)	10.000	12/01/40	50
6,455,000		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, (AMT)	5.500	11/01/44	6,454,560
3,880,000		Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, (AMT), (Mandatory Put 7/01/27)	4.250	07/01/41	3,898,217
		TOTAL INDUSTRIALS			10,352,877

120	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE
	LONG-TERM CARE - 9.4% (5.6% of Total Investments)
$ 2,065,000	Adams County General Authority, Pennsylvania, Revenue Bonds, The Brethren Home Community Project, Series 2024A	5.000%	06/01/54	$1,857,122
2,000,000	Adams County General Authority, Pennsylvania, Revenue Bonds, The Brethren Home Community Project, Series 2024A	5.000	06/01/59	1,772,083
940,000	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A	5.000	05/15/37	943,359
1,160,000	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A	5.000	05/15/47	1,058,732
230,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A	5.000	12/01/35	202,961
1,760,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2019	5.000	12/01/51	1,327,695
3,910,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2021A	4.000	12/01/40	2,829,736
2,000,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2021A	4.000	12/01/51	1,235,029
3,005,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania Obligated Group, Refunding Series 2019	5.000	01/01/45	2,595,387
1,075,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015	4.000	01/01/33	1,036,621
1,935,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015	5.000	01/01/38	1,911,504
985,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016	5.000	01/01/28	987,387
1,815,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016	5.000	01/01/29	1,819,153
735,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016	5.000	01/01/30	736,445
300,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016	3.250	01/01/36	260,232
1,405,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016	3.250	01/01/39	1,140,183
690,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A	4.125	01/01/38	629,926
200,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A	5.000	01/01/39	196,534
975,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2020	5.000	03/01/40	869,536
715,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2020	5.000	03/01/50	560,983
1,500,000	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A	5.000	07/01/45	1,366,128
875,000	Lancaster Industrial Development Authority, Pennsylvania, Health Center Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2021	4.000	07/01/51	664,189
1,400,000	Lancaster Industrial Development Authority, Pennsylvania, Health Center Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2021	4.000	07/01/56	1,028,856
5,000,000	Maxatawny Township Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2022A	4.500	01/01/45	4,349,269
1,000,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2023A	5.250	11/15/53	962,787

See Notes to Financial Statements	121

Portfolio of Investments August 31, 2025 (continued)
NQP

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	LONG-TERM CARE (continued)
$1,000,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2025A	5.000%	11/15/49	$934,101
1,845,000	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2019	5.000	11/01/44	1,598,302
1,000,000	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2019	5.000	11/01/49	827,410
500,000	Pennsylvania Economic Development Finance Authority, Revenue Bonds, Presbyterian Senior Living Project, Series 2023B‑2	5.000	07/01/42	493,362
1,250,000	Pennsylvania Economic Development Finance Authority, Revenue Bonds, Presbyterian Senior Living Project, Series 2023B‑2	5.250	07/01/46	1,222,546
2,215,000	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Refunding Bonds, Series 2021	4.000	05/15/41	1,758,837
2,785,000	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Refunding Bonds, Series 2021	4.000	05/15/47	1,989,615

	TOTAL LONG-TERM CARE			41,166,010

	TAX OBLIGATION/GENERAL - 25.7% (15.3% of Total Investments)
840,000	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B	2.500	11/15/29	815,881
3,500,000	Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016C‑76	5.000	11/01/41	3,535,013
1,010,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C‑77	5.000	11/01/43	1,023,224
1,845,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2024C‑80	5.000	12/01/41	1,920,358
2,305,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2024C‑80	5.000	12/01/42	2,376,536
2,910,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2024C‑80	5.000	12/01/49	2,958,256
1,895,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2024C‑80	5.000	12/01/54	1,910,951
1,000,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2023 - BAM Insured	4.125	06/01/40	989,003
2,900,000	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2020	5.000	02/15/44	2,926,543
2,235,000	Cumberland Valley School District, Cumberland County, Pennsylvania, General Obligation Bonds, Series 2023A - AGM Insured	5.000	11/15/47	2,250,457
900,000	Dallastown Area School District, York County, Pennsylvania, General Obligation Bonds, Series 2025	5.000	04/15/26	914,428
1,265,000	Delaware County, Pennsylvania, General Obligation Bonds, Series 2024	5.000	08/01/46	1,290,078
3,455,000	Delaware County, Pennsylvania, General Obligation Bonds, Series 2024	5.000	08/01/48	3,498,555
7,465,000	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000 - AMBAC Insured	0.000	09/01/30	6,254,925
1,010,000	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2021 - BAM Insured	3.000	10/15/33	955,787
425,000	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2021 - BAM Insured	3.000	10/15/35	382,072
750,000	Haverford Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2025	5.000	03/15/42	775,192
750,000	Haverford Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2025	5.000	03/15/44	768,540
5,750,000	Hempfield Area School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2022A - AGM Insured	5.000	03/15/48	5,832,186

122	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/GENERAL (continued)
$ 1,140,000		Kennett Consolidated School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2024	5.000%	02/15/51	$ 1,154,770
2,200,000		Lancaster County, Pennsylvania, General Obligation Bonds, Series 2024	5.000	11/01/37	2,342,477
1,125,000		Lancaster, Pennsylvania, General Obligation Bonds, Series 2016 - AGM Insured	5.000	11/01/27	1,141,802
1,260,000		Muhlenberg School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2024	5.000	05/15/49	1,268,976
400,000		Muhlenberg School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2025	5.000	05/15/50	403,882
5,000,000		North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2015	5.000	05/01/31	5,009,047
4,000,000		North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2015	5.000	05/01/32	4,007,115
2,875,000		North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2015	5.000	05/01/33	2,880,092
1,000,000		Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2019A	4.000	03/01/35	1,005,999
1,000,000		Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2019A	4.000	03/01/36	1,005,177
630,000		Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2024	5.000	08/01/44	645,666
3,925,000		Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2007A - NPFG Insured	5.000	06/01/34	4,373,118
10,000,000	(b)	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2023A, (UB)	5.500	09/01/48	10,309,489
1,000,000		Pittsburgh, Pennsylvania, General Obligation Bonds, Capital Improvement Series 2024	5.000	09/01/43	1,031,038
1,000,000		Pittsburgh, Pennsylvania, General Obligation Bonds, Capital Improvement Series 2025	4.250	09/01/44	908,219
1,355,000		Pittsburgh, Pennsylvania, General Obligation Bonds, Capital Improvement Series 2025	4.250	09/01/45	1,221,765
11,440,000		Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B - NPFG Insured	0.000	01/15/32	8,803,740
385,000		Rose Tree Media School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2025	5.000	04/01/33	435,967
21,000,000	(b)	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003 - AGM Insured, (UB)	5.500	06/01/28	22,604,977
100,000		The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A	5.000	11/15/28	100,062
1,000,000		Tredyffrin-Easttown School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2024	5.000	02/15/43	1,035,581

		TOTAL TAX OBLIGATION/GENERAL			113,066,944

		TAX OBLIGATION/LIMITED - 12.4% (7.3% of Total Investments)
180,000	(a)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021	6.000	05/01/42	183,916
155,000	(a)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018	5.000	05/01/33	158,553
1,115,000	(a)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017	5.000	05/01/42	1,077,566
1,415,000	(a)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Neuweiler Lofts Project, Series 2023	6.250	05/01/42	1,357,610
450,000	(a)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Waterfront-30 E Allen Street Project, Senior Series 2024A	5.250	05/01/42	426,263
1,500,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018	5.000	06/01/31	1,580,657

See Notes to Financial Statements	123

Portfolio of Investments August 31, 2025 (continued)
NQP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/LIMITED (continued)
$3,765,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018 - AGM Insured	4.000%	06/01/39	$3,600,815
7,215,000	(b)	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018 - AGM Insured, (UB)	4.000	06/01/39	6,900,368
1,000,000		Delaware County Vocational-Technical School Authority, Pennsylvania, Lease Revenue Bonds, Intermediate Unit Project, Series 2025 - BAM Insured	5.500	11/01/50	1,027,907
1,100,000		Montgomery County Redevelopment Authority, Pennsylvania, Special Obligation Revenue Bonds, River Pointe Project Series 2023	6.500	09/01/43	1,078,492
2,650,000		Pennsylvania Turnpike Commission, Motor License Fund- Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2014A	4.750	12/01/37	2,684,432
4,000,000		Pennsylvania Turnpike Commission, Motor License Fund- Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2014A	4.900	12/01/44	4,013,448
5,535,000		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2021A	4.000	12/01/51	4,676,877
1,125,000		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A	5.250	12/01/44	1,131,360
1,245,000		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series 2018B	5.000	12/01/48	1,235,372
5,530,000		Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A	5.000	12/01/30	5,556,776
1,037,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.750	07/01/53	931,255
1,150,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	1,054,847
1,918,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	1,778,834
839,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	778,124
2,319,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	2,048,665
10,000,000	(b)	Southeastern Pennsylvania Transportation Authority, Revenue Bonds, Asset Improvement Series 2022, (UB)	5.250	06/01/47	10,247,201
825,000		Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018	5.000	07/01/35	813,476

		TOTAL TAX OBLIGATION/LIMITED			54,342,814

		TRANSPORTATION - 18.6% (11.1% of Total Investments)
1,760,000		Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2021A, (AMT)	5.000	01/01/51	1,710,623
8,020,000	(b)	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2021B, (UB)	5.000	01/01/56	7,920,789
10,000,000	(b)	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2023A - AGM Insured, (AMT), (UB)	5.500	01/01/53	10,187,094
4,000,000		Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2025A, (AMT)	5.500	01/01/50	4,140,442
3,285,000		Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Refunding Series 2025	5.000	01/01/36	3,684,422
1,340,000		Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A	5.000	01/01/37	1,390,088
12,170,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E	6.375	12/01/38	12,747,588
2,845,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding First Series 2024	5.000	12/01/42	2,964,587
8,735,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B	5.000	12/01/45	8,787,984

124	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE MATURITY		VALUE

		TRANSPORTATION (continued)
$1,215,000	(b)	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2022B, (UB)	5.250%	12/01/47	$1,245,434
2,365,000	(b)	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2022B, (UB)	5.250	12/01/52	2,415,088
11,500,000	(b)	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2023A, (UB)	5.000	12/01/48	11,590,770
2,005,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C - AGM Insured	6.250	06/01/33	2,050,176
1,435,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1	5.000	06/01/31	1,487,678
1,430,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1	5.000	06/01/33	1,475,321
780,000		Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A - AGM Insured	3.000	07/01/34	715,451
1,490,000		Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, (AMT)	5.000	07/01/47	1,455,466
1,470,000		Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020C, (AMT)	4.000	07/01/50	1,216,035
1,625,000		Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2025B, (AMT)	5.000	07/01/35	1,752,219
1,000,000		Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2017	5.000	12/15/30	1,042,389
550,000		Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2017	5.000	12/15/34	564,388
1,250,000		Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2017	5.000	12/15/37	1,269,563

		TOTAL TRANSPORTATION			81,813,595

		U.S. GUARANTEED - 4.2% (f)(2.5% of Total Investments)
455,000		Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, (ETM)	6.000	05/01/28	480,625
735,000		Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2016, (Pre-refunded 10/15/26)	3.000	10/15/30	738,009
1,000,000		Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2016, (Pre-refunded 10/15/26)	5.000	10/15/38	1,026,339
1,625,000		Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2017, (Pre-refunded 10/15/27)	5.000	10/15/47	1,706,530
805,000		Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A, (Pre-refunded 11/15/25)	5.000	11/15/41	808,977
2,985,000		Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A, (Pre-refunded 11/15/25)	5.000	11/15/46	2,999,747
610,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016, (Pre-refunded 1/01/26)	3.250	01/01/39	611,138
135,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A, (Pre-refunded 1/01/29)	5.000	01/01/39	145,351
1,075,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A, (Pre-refunded 1/01/29)	5.000	01/01/39	1,157,422
430,000		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A, (Pre-refunded 7/01/26)	5.000	07/01/41	437,992
120,000		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A, (Pre-refunded 7/01/29)	4.000	07/01/45	125,578
150,000		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A, (Pre-refunded 7/01/29)	5.000	07/01/49	162,394
2,350,000		Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, (Pre- refunded 7/01/26)	5.000	07/01/41	2,400,517

See Notes to Financial Statements	125

Portfolio of Investments August 2025 (continued)
NQP

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		U.S. GUARANTEED (f) (continued)
$140,000	(a)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017, (Pre‑refunded 3/15/28)	5.000%	03/15/45	$149,061
4,140,000		Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, (Pre‑ refunded 1/01/27)	5.000	07/01/45	4,286,472
1,335,000		Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019PA, (Pre‑refunded 12/01/28)	5.000	12/01/48	1,443,790

		TOTAL U.S. GUARANTEED			18,679,942

		UTILITIES - 21.8% (12.9% of Total Investments)
3,325,000		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015	5.000	12/01/40	3,339,606
3,320,000		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015	5.000	12/01/45	3,329,291
1,000,000		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2018	5.000	06/01/43	1,011,583
4,165,000	(b)	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2022, (UB)	5.000	06/01/53	4,147,080
6,500,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, (Mandatory Put 7/01/33)	4.750	01/01/35	6,688,178
2,000,000		Bethel Park Municipal Authority, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2020B	3.000	09/01/47	1,480,622
7,000,000	(b)	Bucks County Water and Sewer Authority, Pennsylvania, Sewer System Revenue Bonds, Series 2022A - AGM Insured, (UB)	4.250	12/01/47	6,422,900
1,090,000		Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds, Series 2024	4.000	12/01/43	979,739
1,150,000		Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds, Series 2024	4.000	12/01/46	1,023,544
1,110,000		Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015	5.000	05/01/40	1,111,439
855,000		Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015	4.000	05/01/45	763,439
7,295,000		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B	0.000	12/01/34	5,105,436
4,420,000		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B	0.000	12/01/35	2,927,668
2,000,000		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2024 - BAM Insured	4.000	12/01/46	1,751,309
295,000		Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, (AMT), (Mandatory Put 12/03/29)	2.450	12/01/39	271,961
4,440,000		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, York Water Company Project, Refunding Series 2019A, (AMT)	3.000	10/01/36	3,958,923
3,900,000		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, York Water Company Project, Refunding Series 2019B, (AMT)	3.100	11/01/38	3,333,240
10,500,000		Pennsylvania Economic Development Financing Authority, Revenue Bonds, Pennsylvania-American Water Company, Refunding Series 2019	3.000	04/01/39	8,725,419
2,000,000		Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Fifteenth Series 2017	5.000	08/01/37	2,031,361
1,000,000		Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth Series 2020A - AGM Insured	5.000	08/01/50	1,000,766
7,000,000		Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2018A	5.000	10/01/48	6,956,527
4,175,000		Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2018A	5.000	10/01/53	4,174,981
4,695,000		Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2022C	5.500	06/01/47	4,918,612

126	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		UTILITIES (continued)
$ 12,000,000	(b)	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2023B - AGM Insured, (UB)	4.500%	09/01/48	$11,477,477
3,250,000		Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2023A - AGM Insured	5.000	09/01/48	3,283,015
2,630,000		Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2023A - AGM Insured	4.250	09/01/53	2,310,227
1,925,000		Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2025A	5.000	09/01/55	1,929,512
450,000		University Area Joint Authority, Centre County, Pennsylvania, Sewer Revenue Bonds, Series 2025 - BAM Insured	4.250	11/01/49	407,380
1,000,000		Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Refunding Series 2020 - AGM Insured	2.450	08/15/37	791,895
		TOTAL UTILITIES			95,653,130

		TOTAL MUNICIPAL BONDS (Cost $793,402,850)			740,393,668

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments)
		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
$ 64,338	(c),(e)	KDC Agribusiness Fairless Hills LLC	12.000	09/17/25	$6
		TOTAL CAPITAL GOODS			6

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $64,338)			6

		TOTAL LONG-TERM INVESTMENTS (Cost $793,467,188)			740,393,674

		FLOATING RATE OBLIGATIONS - (24.3)%			(106,940,000)

		VRDP SHARES, NET - (49.3)% (g)			(216,906,167)

		OTHER ASSETS & LIABILITIES, NET - 5.2%			23,100,256

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$439,647,763
All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $6,579,850 or 0.9% of Total Investments.

(b)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(d)	Step‑up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(e)	For fair value measurement disclosure purposes, investment classified as Level 3.

(f)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(g)	VRDP Shares, Net as a percentage of Total Investments is 29.3%.

See Notes to Financial Statements	127

Statement of Assets and Liabilities

August 31, 2025	NAZ	NKX	NCA	NAC	NXJ	NRK
ASSETS
Long-term investments, at value†	$218,032,750	$990,294,740	$280,198,957	$2,783,682,584	$874,297,575	$1,531,224,035
Short-term investments, at value◇	–	16,000,000	10,000,000	23,600,000	1,960,000	28,000,000
Cash	–	–	1,099,918	–	200,300	–
Receivables:
Interest	2,200,870	10,820,126	2,830,115	31,161,389	8,992,541	19,008,208
Investments sold	4,060,807	1,430,000	25,000	4,940,000	425,000	4,020,000
Shares sold	–	348,192	–	188,068	–	–
Deferred offering costs	90,440	73,428	–	85,265	–	–
Other	25,289	245,175	23,087	576,848	70,588	530,137

Total assets	224,410,156	1,019,211,661	294,177,077	2,844,234,154	885,946,004	1,582,782,380
LIABILITIES
Cash overdraft	86,330	7,197,693	–	4,812,185	–	1,599,330
Floating rate obligations	–	33,485,000	–	44,590,000	63,850,000	13,480,000
AMTP Shares, Net*	88,271,752	–	–	–	–	–
MFP Shares, Net**	–	140,062,927	–	256,945,290	–	79,634,566
VRDP Shares, Net***	–	255,773,357	–	905,609,432	312,832,483	582,368,702
Payables:
Management fees	113,670	484,400	121,288	1,333,818	425,333	759,321
Dividends	842,633	3,568,226	920,548	10,267,574	2,956,217	5,721,753
Interest	51	318,258	111	434,128	476,593	51,500
Investments purchased - when-issued/delayed- delivery settlement	437,236	3,699,930	–	8,248,400	–	–
Accrued expenses:
Custodian fees	22,210	54,474	22,013	142,131	54,421	83,987
Investor relations fees	4,017	15,690	5,056	45,853	14,284	29,055
Trustees fees	5,361	74,698	20,920	253,897	70,263	140,862
Professional fees	33,285	33,636	33,386	25,032	15,689	30,130
Shareholder reporting expenses	8,216	21,477	15,649	47,223	23,034	18,649
Shareholder servicing agent fees	4,031	2,737	1,910	9,828	6,179	10,458
Shelf offering costs	–	–	–	90,000	–	–
Other	468	18,699	869	31,483	2,722	86,805

Total liabilities	89,829,260	444,811,202	1,141,750	1,232,886,274	380,727,218	684,015,118
Commitments and contingencies(1)
Net assets applicable to common shares	$134,580,896	$574,400,459	$293,035,327	$1,611,347,880	$505,218,786	$898,767,262

Common shares outstanding	12,097,770	49,701,832	33,108,196	145,728,087	41,232,935	87,235,304
Net asset value (“NAV”) per common share outstanding	$11.12	$11.56	$8.85	$11.06	$12.25	$10.30
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$120,978	$497,018	$331,082	$1,457,281	$412,329	$872,353
Paid-in capital	155,207,004	635,621,422	312,875,798	1,895,176,890	559,289,658	1,130,811,326
Total distributable earnings (loss)	(20,747,086)	(61,717,981)	(20,171,553)	(285,286,291)	(54,483,201)	(232,916,417)
Net assets applicable to common shares	$134,580,896	$574,400,459	$293,035,327	$1,611,347,880	$505,218,786	$898,767,262
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	–	Unlimited	Unlimited	Unlimited
† Long-term investments, cost	$229,492,535	$1,012,993,252	$288,972,029	$2,896,430,128	$912,286,109	$1,596,814,038
◇ Short-term investments, cost	$–	$16,000,000	$10,000,000	$23,600,000	$1,960,000	$28,000,000
* AMTP Shares, liquidation preference	$88,300,000	$–	$–	$–	$–	$–
** MFP Shares, liquidation preference	$–	$140,400,000	$–	$257,000,000	$–	$80,000,000
*** VRDP Shares, liquidation preference	$–	$256,700,000	$–	$907,800,000	$313,900,000	$583,800,000

See Notes to Financial Statements

128

Statement of Assets and Liabilities  (continued)

August 31, 2025	NNY	NAN	NQP
ASSETS

Long-term investments, at value†	$157,663,192	$576,956,857	$740,393,674
Short-term investments, at value◇	3,500,000	–	–
Receivables:
Interest	2,009,804	7,723,729	9,871,077
Investments sold	–	30,000	–
Shares sold	–	161,894	–
Sale of Vistra Vision interest#(2)	–	–	21,380,811
Deferred offering costs	–	77,177	–
Other	5,547	127,227	64,461

Total assets	163,178,543	585,076,884	771,710,023
LIABILITIES
Cash overdraft	1,282,381	388,631	3,600,833
Floating rate obligations	–	28,840,000	106,940,000
AMTP Shares, Net*	–	126,968,403	–
VRDP Shares, Net***	–	88,341,245	216,906,167
Payables:
Management fees	68,077	290,380	380,814
Dividends	522,949	2,051,978	2,676,814
Interest	61	216,307	848,531
Vistra Vision sale transactions costs(2)	–	–	522,328
Accrued expenses:
Custodian fees	16,026	35,125	47,736
Investor relations fees	3,115	10,883	11,531
Trustees fees	3,849	42,773	63,814
Professional fees	33,295	29,661	30,069
Shareholder reporting expenses	6,686	9,147	23,754
Shareholder servicing agent fees	1,964	7,644	7,510
Shelf offering costs	–	80,000	–
Other	788	18,784	2,359
Total liabilities	1,939,191	247,330,961	332,062,260
Commitments and contingencies(1)
Net assets applicable to common shares	$161,239,352	$337,745,923	$439,647,763

Common shares outstanding	18,886,052	31,043,504	37,217,802
Net asset value (“NAV”) per common share outstanding	$8.54	$10.88	$11.81
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$188,861	$310,435	$372,178
Paid‑in capital	178,431,300	422,608,795	501,380,791
Total distributable earnings (loss)	(17,380,809)	(85,173,307)	(62,105,206)
Net assets applicable to common shares	$161,239,352	$337,745,923	$439,647,763
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	—	Unlimited	Unlimited

† Long-term investments, cost	$164,114,977	$600,913,377	$793,467,188

◇ Short-term investments, cost	$3,500,000	$–	–

* AMTP Shares, liquidation preference	$–	$127,000,000	–

*** VRDP Shares, liquidation preference	$–	$89,000,000	$217,500,000

# Net of discount of	$–	$–	$1,052,571

(1)	As disclosed in Notes to Financial Statements.
(2)	Refer to Note 4 of the Notes to Financial Statements for more information.

See Notes to Financial Statements

129

Statement of Operations

Year Ended August 31, 2025	NAZ	NKX	NCA	NAC	NXJ

INVESTMENT INCOME
Interest	$9,586,572	$46,561,158	$13,183,892	$134,751,286	$37,357,152
Total investment income	9,586,572	46,561,158	13,183,892	134,751,286	37,357,152

EXPENSES
Management fees	1,365,094	5,926,051	1,468,117	16,467,362	5,171,763
Shareholder servicing agent fees	16,220	12,235	7,921	45,388	13,345
Interest expense and amortization of offering costs	3,364,763	13,383,097	33,135	43,736,022	14,719,516
Trustees fees	8,595	37,804	11,502	110,523	32,186
Custodian expenses, net	6,847	13,956	—	89,681	53,940
Excise tax liability expense	—	448	—	29,357	2,832
Investor relations expenses	24,633	95,147	12,164	251,128	93,662
Liquidity fees	—	1,983,040	—	3,813,963	—
Professional fees	61,152	218,608	54,404	256,183	152,185
Remarketing fees	—	664,967	—	504,815	—
Shareholder reporting expenses	22,807	41,298	34,709	83,502	62,130
Stock exchange listing fees	7,716	15,041	10,493	45,779	13,044
Other	43,167	118,212	11,579	168,036	53,028

Total expenses	4,920,994	22,509,904	1,644,024	65,601,739	20,367,631

Net investment income (loss)	4,665,578	24,051,254	11,539,868	69,149,547	16,989,521

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(831,469)	(3,750,023)	(764,730)	(11,056,790)	(2,866,267)
Net realized gain (loss)	(831,469)	(3,750,023)	(764,730)	(11,056,790)	(2,866,267)

Change in unrealized appreciation (depreciation) on:
Investments	(11,152,391)	(57,718,350)	(17,888,504)	(176,332,870)	(33,829,130)
Net change in unrealized appreciation (depreciation)	(11,152,391)	(57,718,350)	(17,888,504)	(176,332,870)	(33,829,130)

Net realized and unrealized gain (loss)	(11,983,860)	(61,468,373)	(18,653,234)	(187,389,660)	(36,695,397)

Net increase (decrease) in net assets applicable to common shares from operations	$(7,318,282)	$(37,417,119)	$(7,113,366)	$(118,240,113)	$(19,705,876)

See Notes to Financial Statements

130

Statement of Operations (continued)

Year Ended August 31, 2025	NRK	NNY	NAN	NQP

INVESTMENT INCOME
Interest	$76,695,840	$7,657,050	$28,795,244	$33,260,784
Total investment income	76,695,840	7,657,050	28,795,244	33,260,784

EXPENSES
Management fees	9,439,942	820,753	3,567,760	4,621,356
Shareholder servicing agent fees	45,169	8,303	33,992	35,334
Interest expense and amortization of offering costs	20,381,519	16,603	8,897,129	12,401,515
Trustees fees	62,159	6,315	21,949	26,158
Custodian expenses, net	11,343	8,140	53,775	69,555
Excise tax liability expense	10,126	—	—	17,921
Investor relations expenses	156,825	6,747	67,209	89,329
Liquidity fees	4,535,261	—	735,244	—
Professional fees	185,696	49,722	91,727	114,968
Remarketing fees	676,954	—	44,871	—
Shareholder reporting expenses	504,968	22,859	30,366	64,901
Stock exchange listing fees	27,594	7,716	9,754	11,774
Other	149,195	11,557	76,128	79,859

Total expenses	36,186,751	958,715	13,629,904	17,532,670

Net investment income (loss)	40,509,089	6,698,335	15,165,340	15,728,114

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(2,530,510)	(163,189)	(1,953,164)	14,663,304
Swap contracts	—	—	—	(10,619,714)
Net realized gain (loss)	(2,530,510)	(163,189)	(1,953,164)	4,043,590

Change in unrealized appreciation (depreciation) on:
Investments	(115,012,924)	(9,797,640)	(36,361,886)	(54,725,443)
Swap contracts	—	—	—	724,120
Net change in unrealized appreciation (depreciation)	(115,012,924)	(9,797,640)	(36,361,886)	(54,001,323)

Net realized and unrealized gain (loss)	(117,543,434)	(9,960,829)	(38,315,050)	(49,957,733)

Net increase (decrease) in net assets applicable to common shares from operations	$(77,034,345)	$(3,262,494)	$(23,149,710)	$(34,229,619)

See Notes to Financial Statements

131

Statement of Changes in Net Assets

	NAZ

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$4,665,578	$1,982,295	$3,994,419
Net realized gain (loss)	(831,469)	(180,610)	(2,511,548)
Net change in unrealized appreciation (depreciation)	(11,152,391)	1,443,091	7,054,001

Net increase (decrease) in net assets applicable to common shares from operations	(7,318,282)	3,244,776	8,536,872

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(4,670,083)	(2,403,327)	(4,405,935)
Return of Capital	(5,502,803)	(1,595,349)	(161,896)

Total distributions	(10,172,886)	(3,998,676)	(4,567,831)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	5,699,157	–	–

Reinvestments of distributions	199,112	–	–
Cost of shares repurchased and retired	–	–	(54,777)

Net increase (decrease) applicable to common shares from capital share transactions	5,898,269	–	(54,777)
Net increase (decrease) in net assets applicable to common shares	(11,592,899)	(753,900)	3,914,264
Net assets applicable to common shares at the beginning of the period	146,173,795	146,927,695	143,013,431

Net assets applicable to common shares at the end of the period	$134,580,896	$146,173,795	$146,927,695

See Notes to Financial Statements

132

	NKX

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$24,051,254	$10,640,503	$21,770,793
Net realized gain (loss)	(3,750,023)	(1,361,689)	(4,411,470)
Net change in unrealized appreciation (depreciation)	(57,718,350)	5,052,178	23,058,438

Net increase (decrease) in net assets applicable to common shares from operations	(37,417,119)	14,330,992	40,417,761

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(23,818,712)	(11,926,188)	(24,425,453)
Return of Capital	(20,059,831)	(6,179,059)	–

Total distributions	(43,878,543)	(18,105,247)	(24,425,453)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	24,501,438	–	–
Reinvestments of distributions	1,748,791	–	–

Net increase (decrease) applicable to common shares from capital share transactions	26,250,229	–	–
Net increase (decrease) in net assets applicable to common shares	(55,045,433)	(3,774,255)	15,992,308
Net assets applicable to common shares at the beginning of the period	629,445,892	633,220,147	617,227,839

Net assets applicable to common shares at the end of the period	$574,400,459	$629,445,892	$633,220,147

See Notes to Financial Statements

133

Statement of Changes in Net Assets (continued)

	NCA

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$11,539,868	$5,702,604	$11,546,054
Net realized gain (loss)	(764,730)	(434,262)	(1,746,380)
Net change in unrealized appreciation (depreciation)	(17,888,504)	1,006,720	7,735,274

Net increase (decrease) in net assets applicable to common shares from operations	(7,113,366)	6,275,062	17,534,948

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(11,521,652)	(5,760,826)	(11,521,653)

Total distributions	(11,521,652)	(5,760,826)	(11,521,653)
Net increase (decrease) in net assets applicable to common shares	(18,635,018)	514,236	6,013,295
Net assets applicable to common shares at the beginning of the period	311,670,345	311,156,109	305,142,814

Net assets applicable to common shares at the end of the period	$293,035,327	$311,670,345	$311,156,109

See Notes to Financial Statements

134

	NAC

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$69,149,547	$30,634,577	$62,721,594
Net realized gain (loss)	(11,056,790)	(2,377,814)	(16,440,501)
Net change in unrealized appreciation (depreciation)	(176,332,870)	14,864,584	65,112,604

Net increase (decrease) in net assets applicable to common shares from operations	(118,240,113)	43,121,347	111,393,697

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(68,173,750)	(34,524,644)	(64,709,406)
Return of Capital	(59,498,838)	(18,660,712)	(2,155,459)

Total distributions	(127,672,588)	(53,185,356)	(66,864,865)

CAPITAL SHARE TRANSACTIONS
Common shares:

Proceeds from shelf offering, net of offering costs	11,173,911	—	—

Cost of shares repurchased and retired	–	–	(129,790)

Net increase (decrease) applicable to common shares from capital share transactions	11,173,911	—	(129,790)
Net increase (decrease) in net assets applicable to common shares	(234,738,790)	(10,064,009)	44,399,042
Net assets applicable to common shares at the beginning of the period	1,846,086,670	1,856,150,679	1,811,751,637

Net assets applicable to common shares at the end of the period	$1,611,347,880	$1,846,086,670	$1,856,150,679

See Notes to Financial Statements

135

Statement of Changes in Net Assets (continued)

	NXJ

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$16,989,521	$7,621,231	$14,928,313
Net realized gain (loss)	(2,866,267)	(2,906,584)	(3,587,320)
Net change in unrealized appreciation (depreciation)	(33,829,130)	1,894,524	25,807,149

Net increase (decrease) in net assets applicable to common shares from operations	(19,705,876)	6,609,171	37,148,142

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(16,622,814)	(9,313,017)	(14,725,528)
Return of Capital	(22,218,611)	(6,149,334)	(1,133,097)

Total distributions	(38,841,425)	(15,462,351)	(15,858,625)
Common shares:

Cost of shares repurchased and retired	–	–	(2,862,180)

Net increase (decrease) applicable to common shares from capital share transactions	—	—	(2,862,180)
Net increase (decrease) in net assets applicable to common shares	(58,547,301)	(8,853,180)	18,427,337
Net assets applicable to common shares at the beginning of the period	563,766,087	572,619,267	554,191,930

Net assets applicable to common shares at the end of the period	$505,218,786	$563,766,087	$572,619,267

See Notes to Financial Statements

136

	NRK

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$40,509,089	$18,291,973	$35,891,122
Net realized gain (loss)	(2,530,510)	(121,479)	(16,799,158)
Net change in unrealized appreciation (depreciation)	(115,012,924)	(1,927,007)	54,973,374

Net increase (decrease) in net assets applicable to common shares from operations	(77,034,345)	16,243,487	74,065,338

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(39,862,750)	(20,632,295)	(38,383,535)
Return of Capital	(32,368,083)	(9,594,738)	–

Total distributions	(72,230,833)	(30,227,033)	(38,383,535)
Net increase (decrease) in net assets applicable to common shares	(149,265,178)	(13,983,546)	35,681,803
Net assets applicable to common shares at the beginning of the period	1,048,032,440	1,062,015,986	1,026,334,183

Net assets applicable to common shares at the end of the period	$898,767,262	$1,048,032,440	$1,062,015,986

See Notes to Financial Statements

137

Statement of Changes in Net Assets (continued)

	NNY

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$6,698,335	$3,288,116	$6,416,653
Net realized gain (loss)	(163,189)	(4,845)	(1,495,353)
Net change in unrealized appreciation (depreciation)	(9,797,640)	(69,026)	4,783,598

Net increase (decrease) in net assets applicable to common shares from operations	(3,262,494)	3,214,245	9,704,898

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(6,685,663)	(3,172,856)	(6,307,941)

Total distributions	(6,685,663)	(3,172,856)	(6,307,941)
Net increase (decrease) in net assets applicable to common shares	(9,948,157)	41,389	3,396,957
Net assets applicable to common shares at the beginning of the period	171,187,509	171,146,120	167,749,163

Net assets applicable to common shares at the end of the period	$161,239,352	$171,187,509	$171,146,120

See Notes to Financial Statements

138

	NAN

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$15,165,340	$7,025,206	$13,376,542
Net realized gain (loss)	(1,953,164)	(155,900)	(8,913,835)
Net change in unrealized appreciation (depreciation)	(36,361,886)	127,421	21,480,051

Net increase (decrease) in net assets applicable to common shares from operations	(23,149,710)	6,996,727	25,942,758

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(14,970,712)	(7,823,102)	(14,373,601)
Return of Capital	(11,680,591)	(3,324,232)	-

Total distributions	(26,651,303)	(11,147,334)	(14,373,601)

CAPITAL SHARE TRANSACTIONS
Common shares:

Proceeds from shelf offering, net of offering costs	1,811,164	—	—
Reinvestments of distributions	444,021	—	—
Cost of shares repurchased and retired	-	-	(147,986)

Net increase (decrease) applicable to common shares from capital share transactions	2,255,185	—	(147,986)
Net increase (decrease) in net assets applicable to common shares	(47,545,828)	(4,150,607)	11,421,171
Net assets applicable to common shares at the beginning of the period	385,291,751	389,442,358	378,021,187

Net assets applicable to common shares at the end of the period	$337,745,923	$385,291,751	$389,442,358

See Notes to Financial Statements

139

Statement of Changes in Net Assets (continued)

	NQP

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$15,728,114	$5,919,410	$12,616,649
Net realized gain (loss)	4,043,590	5,358,234	(4,875,475)
Net change in unrealized appreciation (depreciation)	(54,001,323)	5,036,324	24,812,407

Net increase (decrease) in net assets applicable to common shares from operations	(34,229,619)	16,313,968	32,553,581

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(16,596,680)	(7,526,922)	(12,498,590)
Return of Capital	(18,239,183)	(6,262,274)	(988,269)

Total distributions	(34,835,863)	(13,789,196)	(13,486,859)
Common shares:

Cost of shares repurchased and retired	-	-	(1,858,206)

Net increase (decrease) applicable to common shares from capital share transactions	—	—	(1,858,206)
Net increase (decrease) in net assets applicable to common shares	(69,065,482)	2,524,772	17,208,516
Net assets applicable to common shares at the beginning of the period	508,713,245	506,188,473	488,979,957

Net assets applicable to common shares at the end of the period	$439,647,763	$508,713,245	$506,188,473

See Notes to Financial Statements

140

Statement of Cash Flows

Year Ended August 31, 2025	NAZ	NKX	NAC	NXJ	NRK
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(7,318,282)	$(37,417,119)	$(118,240,113)	$(19,705,876)	$(77,034,345)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(47,825,016)	(195,612,589)	(497,715,637)	(151,136,455)	(171,355,025)
Proceeds from sale and maturities of investments	50,789,551	197,134,975	569,076,876	151,956,808	217,541,995
Proceeds from (Purchase of) short-term investments, net	3,505,000	(16,000,000)	(17,100,000)	22,040,000	(11,765,000)
Proceeds from litigation settlement	319	—	—	—	—
Amortization (Accretion) of premiums and discounts, net	1,069,247	(3,827,073)	(3,479,979)	(731,303)	(2,922,366)
Amortization of deferred offering costs	8,690	(276,541)	(20,307)	60,283	107,284
(Increase) Decrease in:
Receivable for interest	(66,337)	494,051	2,056,179	738,049	618,764
Receivable for investments sold	(4,055,767)	(76,341)	6,629,522	13,272,930	(1,266,045)
Other assets	3,454	80,843	121,626	48,892	104,971
Increase (Decrease) in:
Payable for interest	51	(511,813)	(657,969)	(799,669)	(261,584)
Payable for investments purchased - when-issued/delayed-delivery settlement	(1,746,754)	3,699,930	8,248,400	(2,102,786)	—
Payable for management fees	(6,281)	(37,574)	(119,154)	(28,609)	(77,912)
Accrued custodian fees	(3,038)	(46,213)	(63,390)	(9,457)	(9,112)
Accrued investor relations fees	3,583	10,567	29,311	14,275	19,902
Accrued Trustees fees	1,477	(3,222)	(18,020)	(3,958)	(8,854)
Accrued professional fees	28,481	33,636	2,910	6,165	30,130
Accrued shareholder reporting expenses	2,629	2,099	1,164	998	18,649
Accrued shareholder servicing agent fees	1,591	1,632	5,810	6,179	6,076
Accrued shelf offering costs	—	—	90,000	—	—
Accrued other expenses	214	(327)	(3,835)	2,500	16,401
Net realized (gain) loss from investments	831,469	3,750,023	11,056,790	2,866,267	2,530,510
Net change in unrealized (appreciation) depreciation of investments	11,152,391	57,718,350	176,332,870	33,829,130	115,012,924
Net cash provided by (used in) operating activities	6,376,672	9,117,294	136,233,054	50,324,363	71,307,363
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	6,353,180	13,723,440	163,724,127	8,282,468	12,522,490
(Repayments) of borrowings	(6,353,180)	(13,723,440)	(163,724,127)	(8,282,468)	(12,522,490)
Proceeds from floating rate obligations	—	—	10,880,000	11,775,000	8,000,000
(Repayments of) floating rate obligations	—	—	(10,875,000)	(11,980,000)	(8,000,000)
(Repayments for) MFP Shares redeemed, at liquidation preference	—	—	(18,000,000)	—	—
(Payments for) deferred offering costs	(90,440)	(73,428)	(85,265)	—	—
Increase (Decrease) in:
Cash overdraft	(2,049,096)	7,197,693	(1,656,317)	(11,030,861)	945,157
Cash distributions paid to common shareholders	(9,936,293)	(41,962,075)	(127,670,383)	(38,888,202)	(72,252,520)
Proceeds from shelf offering, net of offering costs	5,699,157	24,501,438	11,173,911	—	—

Net cash provided by (used in) financing activities	(6,376,672)	(10,336,372)	(136,233,054)	(50,124,063)	(71,307,363)
Net increase (decrease) in cash	-	(1,219,078)	-	200,300	-
Cash at the beginning of period	—	1,219,078	—	—	—

Cash at the end of period	$—	$—	$—	$200,300	$—

See Notes to Financial Statements

141

Statement of Cash Flows  (continued)

Year Ended August 31, 2025	NAN	NQP

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(23,149,710)	$(34,229,619)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(83,317,352)	(134,871,306)
Proceeds from sale and maturities of investments	91,243,188	196,516,366
Proceeds from (Purchase of) short-term investments, net	—	1,400,000
Proceeds from litigation settlement	—	295
Amortization (Accretion) of premiums and discounts, net	608,202	1,723,836
Amortization of deferred offering costs	(106,779)	34,397
(Increase) Decrease in:
Receivable for interest	634,829	1,487,322
Receivable for investments sold	901,613	2,752,854
Receivable for sale of Vistra Vision	—	(21,380,811)
Other assets	31,443	30,141
Increase (Decrease) in:
Payable for interest	(509,545)	(1,630,517)
Payable for investments purchased - when-issued/delayed-delivery settlement	—	(20,534,434)
Payable for management fees	(24,296)	(31,964)
Payable for Vistra Vision sale transactions costs	—	522,328
Accrued custodian fees	(2,688)	(2,980)
Accrued investor relations fees	8,281	11,531
Accrued Trustees fees	(1,444)	(3,674)
Accrued professional fees	22,353	22,229
Accrued shareholder reporting expenses	(1,037)	526
Accrued shareholder servicing agent fees	3,694	4,497
Accrued shelf offering costs	80,000	—
Accrued other expenses	18,530	2,137
Net realized (gain) loss from investments	1,953,164	(14,663,304)
Net change in unrealized (appreciation) depreciation of investments	36,361,886	54,725,443
Net change in unrealized (appreciation) depreciation of swap contracts	—	(724,120)
Net cash provided by (used in) operating activities	24,754,332	31,161,173
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	7,075,131	7,746,323
(Repayments) of borrowings	(7,075,131)	(7,746,323)
Proceeds from floating rate obligations	8,000,000	21,800,000
(Repayments of) floating rate obligations	(8,000,000)	(23,450,000)
(Payments for) deferred offering costs	(77,177)	—
Increase (Decrease) in:
Cash overdraft	(280,999)	3,600,833
Cash distributions paid to common shareholders	(26,207,320)	(34,838,392)
Proceeds from shelf offering, net of offering costs	1,811,164	—

Net cash provided by (used in) financing activities	(24,754,332)	(32,887,559)
Net increase (decrease) in cash	-	(1,726,386)
Cash at the beginning of period	—	1,726,386

Cash at the end of period	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NAZ	NKX	NAC	NXJ
Cash paid for interest	$3,301,403	$13,687,051	$44,023,222	$15,353,774
Non‑cash financing activities not included herein consists of reinvestments of common share distributions	199,112	1,748,791	—	—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION		NRK	NAN	NQP
Cash paid for interest		$20,366,198	$9,260,466	$13,895,605
Non‑cash financing activities not included herein consists of reinvestments of common share distributions		—	444,021	—

See Notes to Financial Statements

142

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Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Net Asset Value, End of Period	Share Price, End of Period
NAZ
8/31/25	$12.61	$0.40	$(1.02)	$(0.62)	$(0.40)	$—	$(0.47)	$(0.87)	$—	$11.12	$11.86
8/31/24(d)	12.68	0.17	0.11	0.28	(0.21)	—	(0.14)	(0.35)	—	12.61	11.66
2/29/24	12.33	0.34	0.40	0.74	(0.38)	—	(0.01)	(0.39)	—(f)	12.68	10.83
2/28/23	14.50	0.47	(2.12)	(1.65)	(0.52)	—	—	(0.52)	—	12.33	11.30
2/28/22	15.07	0.61	(0.58)	0.03	(0.60)	—	—	(0.60)	—	14.50	13.78
2/28/21	15.56	0.61	(0.53)	0.08	(0.57)	—	—	(0.57)	—	15.07	15.17
NKX
8/31/25	13.25	0.50	(1.28)	(0.78)	(0.49)	—	(0.42)	(0.91)	—	11.56	11.82
8/31/24(d)	13.33	0.22	0.08	0.30	(0.25)	—	(0.13)	(0.38)	—	13.25	13.34
2/29/24	12.99	0.46	0.39	0.85	(0.51)	—	—	(0.51)	—	13.33	11.48
2/28/23	15.64	0.56	(2.60)	(2.04)	(0.61)	—	—	(0.61)	—	12.99	11.72
2/28/22	16.48	0.68	(0.85)	(0.17)	(0.67)	—	—	(0.67)	—	15.64	14.15
2/28/21	17.27	0.66	(0.80)	(0.14)	(0.65)	—	—	(0.65)	—	16.48	15.13

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NAZ
8/31/25	2.43%
8/31/24(d)	2.61(e)
2/29/24	2.74
2/28/23	1.57
2/28/22	0.48
2/28/21	0.68
NKX
8/31/25	2.68
8/31/24(d)	2.96(e)
2/29/24	2.99
2/28/23	1.76
2/28/22	0.49
2/28/21	0.74

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Annualized.
(f)	Value rounded to zero.

144

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

(5.10)%	9.53%	$134,581	3.55%	3.37%	21%
2.22	11.08	146,174	3.72 (e)	2.70 (e)	9
6.17	(0.56)	146,928	3.85	2.80	11
(11.40)	(14.48)	143,013	2.68	3.65	25
0.09	(5.49)	167,972	1.52	3.98	7
0.62	13.67	174,401	1.75	4.06	13

(6.12)	(4.64)	574,400	3.77	4.02	19
2.31	19.82	629,446	4.02 (e)	3.37 (e)	8
6.77	2.54	633,220	4.02	3.57	26
(13.14)	(13.15)	617,228	2.82	4.15	58
(1.19)	(2.44)	742,993	1.51	4.10	9
(0.77)	1.67	783,202	1.72	4.03	8

See Notes to Financial Statements

145

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Net Asset Value, End of Period	Share Price, End of Period
NCA
8/31/25	$9.41	$0.35	$(0.56)	$(0.21)	$(0.35)	$—	$—	$(0.35)	$—	$8.85	$8.52
8/31/24(d)	9.40	0.17	0.01	0.18	(0.17)	—	—	(0.17)	—	9.41	8.97
2/29/24	9.22	0.35	0.18	0.53	(0.35)	—	—	(0.35)	—	9.40	8.77
2/28/23	10.32	0.33	(1.11)	(0.78)	(0.32)	—	—	(0.32)	—	9.22	8.72
2/28/22	10.66	0.31	(0.35)	(0.04)	(0.30)	—	—	(0.30)	—	10.32	9.53
2/28/21	11.05	0.32	(0.39)	(0.07)	(0.32)	—	—	(0.32)	—	10.66	10.21
NAC
8/31/25	12.76	0.48	(1.30)	(0.82)	(0.47)	—	(0.41)	(0.88)	—	11.06	11.23
8/31/24(d)	12.83	0.21	0.09	0.30	(0.24)	—	(0.13)	(0.37)	—	12.76	11.79
2/29/24	12.52	0.43	0.34	0.77	(0.45)	—	(0.01)	(0.46)	—(f)	12.83	10.97
2/28/23	15.07	0.55	(2.53)	(1.98)	(0.57)	—	—	(0.57)	—	12.52	10.87
2/28/22	15.91	0.66	(0.85)	(0.19)	(0.65)	—	—	(0.65)	—	15.07	13.71
2/28/21	16.71	0.64	(0.80)	(0.16)	(0.64)	—	—	(0.64)	—	15.91	14.57

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NCA
8/31/25	0.01%
8/31/24(d)	— (e)
2/29/24	—
2/28/23	—
2/28/22	—
2/28/21	—
NAC
8/31/25	2.78
8/31/24(d)	2.99(e)
2/29/24	3.04
2/28/23	1.73
2/28/22	0.55
2/28/21	0.74

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Annualized.
(f)	Value rounded to zero.

146

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

(2.31)%	(1.12)%	$293,035	0.54%	3.81%	11%
1.99	4.32	311,670	0.55 (e)	3.65 (e)	7
5.87	4.70	311,156	0.54	3.79	20
(7.58)	(5.13)	305,143	0.53	3.52	58
(0.43)	(3.89)	341,804	0.56	2.85	6
(0.62)	0.73	299,625	0.60	2.94	9

(6.68)	2.96	1,611,348	3.79	4.00	17
2.37	11.00	1,846,087	3.98 (e)	3.31 (e)	4
6.34	5.39	1,856,151	4.03	3.48	25
(13.20)	(16.78)	1,811,752	2.72	4.19	69
(1.33)	(1.81)	2,181,074	1.46	4.14	12
(0.90)	0.88	2,302,711	1.67	4.00	17

See Notes to Financial Statements

147

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period
NXJ
8/31/25	$13.67	$0.41	$(0.89)	$(0.48)	$(0.40)	$—	$(0.54)	$(0.94)	$12.25	$11.42
8/31/24(d)	13.89	0.18	(0.02)	0.16	(0.23)	—	(0.15)	(0.38)	13.67	12.75
2/29/24	13.36	0.36	0.55	0.91	(0.35)	—	(0.03)	(0.38)	13.89	12.00
2/28/23	15.49	0.52	(2.09)	(1.57)	(0.56)	—	—	(0.56)	13.36	11.37
2/28/22	16.44	0.68	(0.93)	(0.25)	(0.70)	—	—	(0.70)	15.49	13.52
2/28/21	17.12	0.71	(0.72)	(0.01)	(0.67)	—	—	(0.67)	16.44	14.09
NRK
8/31/25	12.01	0.46	(1.34)	(0.88)	(0.46)	—	(0.37)	(0.83)	10.30	9.51
8/31/24(d)	12.17	0.21	(0.02)	0.19	(0.24)	—	(0.11)	(0.35)	12.01	11.09
2/29/24	11.77	0.41	0.43	0.84	(0.44)	—	—	(0.44)	12.17	10.83
2/28/23	14.18	0.50	(2.38)	(1.88)	(0.53)	—	—	(0.53)	11.77	10.29
2/28/22	14.84	0.57	(0.65)	(0.08)	(0.58)	—	—	(0.58)	14.18	12.69
2/28/21	15.45	0.60	(0.64)	(0.04)	(0.57)	—	—	(0.57)	14.84	13.44

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NXJ
8/31/25	2.76%
8/31/24(d)	2.95(e)
2/29/24	2.75
2/28/23	1.50
2/28/22	0.45
2/28/21	0.60
NRK
8/31/25	2.61
8/31/24(d)	2.84(e)
2/29/24	2.89
2/28/23	1.80
2/28/22	0.55
2/28/21	0.80

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Annualized.

148

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

(3.62)%	(3.08)%	$505,219	3.82%	3.19%	17%
1.17	9.54	563,766	4.00 (e)	2.69 (e)	9
6.97	9.14	572,619	3.79	2.68	16
(10.16)	(11.96)	554,192	2.53	3.82	17
(1.68)	0.53	642,438	1.39	4.10	9
0.08	0.42	681,846	1.55	4.36	12

(7.66)	(7.08)	898,767	3.69	4.14	10
1.58	5.68	1,048,032	3.87 (e)	3.47 (e)	9
7.31	9.87	1,062,016	3.90	3.49	27
(13.32)	(14.87)	1,026,334	2.84	4.07	69
(0.70)	(1.55)	1,237,080	1.53	3.77	11
(0.16)	2.31	1,294,269	1.80	4.10	22

See Notes to Financial Statements

149

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations					Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)		Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period
NNY
8/31/25	$9.06	$0.35	$(0.52)		$(0.17)	$(0.35)	$—	$—	$(0.35)	$8.54	$8.09
8/31/24(d)	9.06	0.17	—	(e)	0.17	(0.17)	—	—	(0.17)	9.06	8.58
2/29/24	8.88	0.34	0.17		0.51	(0.33)	—	—	(0.33)	9.06	8.30
2/28/23	9.84	0.31	(0.97)		(0.66)	(0.30)	—	—	(0.30)	8.88	8.31
2/28/22	10.11	0.26	(0.24)		0.02	(0.29)	—	—	(0.29)	9.84	9.27
2/28/21	10.46	0.31	(0.34)		(0.03)	(0.32)	—	—	(0.32)	10.11	9.63
NAN
8/31/25	12.49	0.49	(1.24)		(0.75)	(0.48)	—	(0.38)	(0.86)	10.88	10.97
8/31/24(d)	12.63	0.23	(0.01)		0.22	(0.25)	—	(0.11)	(0.36)	12.49	11.48
2/29/24	12.25	0.43	0.42		0.85	(0.47)	—	—	(0.47)	12.63	10.92
2/28/23	14.67	0.51	(2.39)		(1.88)	(0.54)	—	—	(0.54)	12.25	10.60
2/28/22	15.34	0.58	(0.64)		(0.06)	(0.61)	—	—	(0.61)	14.67	13.21
2/28/21	16.04	0.65	(0.73)		(0.08)	(0.62)	—	—	(0.62)	15.34	13.92

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NNY
8/31/25	0.01%
8/31/24(d)	—(f)
2/29/24	0.01
2/28/23	—
2/28/22	—
2/28/21	—
NAN
8/31/25	2.67
8/31/24(d)	2.79(f)
2/29/24	2.78
2/28/23	1.64
2/28/22	0.53
2/28/21	0.70

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Value rounded to zero.
(f)	Annualized.

150

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

(1.89)%	(1.58)%	$161,239	0.58%	4.02%	13%
1.88	5.47	171,188	0.59 (f)	3.83 (f)	3
5.91	3.96	171,146	0.56	3.81	24
(6.76)	(7.22)	167,749	0.56	3.42	69
0.10	(0.91)	185,909	0.60	2.55	10
(0.17)	(3.94)	154,122	0.57	3.08	24

(6.24)	3.08	337,746	3.77	4.19	14
1.80	8.59	385,292	3.84 (f)	3.62 (f)	4
7.07	7.65	389,442	3.82	3.53	35
(12.84)	(15.82)	378,021	2.73	4.03	73
(0.55)	(1.06)	452,687	1.51	3.71	16
(0.40)	0.90	473,214	1.70	4.29	23

See Notes to Financial Statements

151

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period
NQP
8/31/25	$13.67	$0.42	$(1.34)	$(0.92)	$(0.45)	$—	$(0.49)	$(0.94)	$11.81	$10.96
8/31/24(d)	13.60	0.16	0.28	0.44	(0.20)	—	(0.17)	(0.37)	13.67	12.50
2/29/24	13.08	0.34	0.54	0.88	(0.33)	—	(0.03)	(0.36)	13.60	11.59
2/28/23	15.30	0.47	(2.19)	(1.72)	(0.50)	—	—	(0.50)	13.08	11.19
2/28/22	15.68	0.64	(0.36)	0.28	(0.66)	—	—	(0.66)	15.30	14.16
2/28/21	16.37	0.67	(0.71)	(0.04)	(0.65)	—	—	(0.65)	15.68	14.15

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NQP
8/31/25	2.65%
8/31/24(d)	2.79(e)
2/29/24	2.84
2/28/23	1.53
2/28/22	0.43
2/28/21	0.64

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Annualized.

152

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

(6.93)%	(4.89)%	$439,648	3.75%	3.36%	18%
3.30	11.19	508,713	3.84 (e)	2.33 (e)	12
6.88	7.00	506,188	3.90	2.59	14
(11.31)	(17.61)	488,980	2.57	3.48	15
1.72	4.65	571,897	1.39	3.99	12
(0.29)	2.56	586,028	1.62	4.28	10

See Notes to Financial Statements

153

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares		VMTP Shares
	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000(b)
NAZ
8/31/25	$88,300	$252,413	$–	$–
8/31/24(c)	88,300	265,542	–	–
2/29/24	88,300	266,396	–	–
2/28/23	88,300	261,963	–	–
2/28/22	88,300	290,229	–	–
2/28/21	88,300	297,509	–	–

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(c)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.

154

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	iMTP Shares		MFP Shares		VMTP Shares		VRDP Shares
	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $5,000(c)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000(b)	Asset Coverage Per $1 Liquidation Preference(d)
NKX
8/31/25	$—	$—	$140,400	$244,649	$—	$—	$256,700	$244,649	$2.45
8/31/24(e)	—	—	140,400	258,511	—	—	256,700	258,511	2.59
2/29/24	—	—	140,400	259,461	—	—	256,700	259,461	2.59
2/28/23	—	—	140,400	255,434	—	—	256,700	255,434	2.55
2/28/22	—	—	140,400	271,751	—	—	292,200	271,751	2.72
2/28/21	—	—	140,400	281,045	—	—	292,200	281,045	2.81
NAC
8/31/25	—	—	257,000	238,337	—	—	907,800	238,337	2.38
8/31/24(e)	—	—	275,000	256,078	—	—	907,800	256,078	2.56
2/29/24	—	—	275,000	256,929	—	—	907,800	256,929	2.57
2/28/23	—	—	320,000	247,561	—	—	907,800	247,561	2.48
2/28/22	—	—	320,000	270,716	—	—	957,600	270,716	2.71
2/28/21	—	—	320,000	280,237	—	—	957,600	280,237	2.80
NXJ
8/31/25	—	—	—	—	—	—	313,900	260,949	—
8/31/24(e)	—	—	—	—	—	—	313,900	279,601	—
2/29/24	—	—	—	—	—	—	313,900	282,421	—
2/28/23	—	—	—	—	—	—	313,900	276,550	—
2/28/22	—	—	—	—	—	—	313,900	304,663	—
2/28/21	—	—	—	—	—	—	313,900	317,218	—
NRK
8/31/25	—	—	80,000	235,397	—	—	583,800	235,397	2.35
8/31/24(e)	—	—	80,000	257,884	—	—	583,800	257,884	2.58
2/29/24	—	—	80,000	259,990	—	—	583,800	259,990	2.60
2/28/23	—	—	80,000	254,012	—	—	583,800	254,012	2.54
2/28/22	—	—	80,000	266,319	—	—	663,800	266,319	2.66
2/28/21	—	—	80,000	274,008	—	—	663,800	274,008	2.74

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.
(c)	Asset Coverage Per $5,000: Asset coverage per $5,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 5,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.
(d)	Includes all preferred shares presented for the Fund.
(e)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.

155

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares		VMTP Shares		VRDP Shares
	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000(b)	Asset Coverage Per $1 Liquidation Preference(c)
NAN
8/31/25	$127,000	$256,364	$—	$—	$89,000	$256,364	$2.56
8/31/24(d)	127,000	278,376	—	—	89,000	278,376	2.78
2/29/24	127,000	280,297	—	—	89,000	280,297	2.80
2/28/23	127,000	275,010	—	—	89,000	275,010	2.75
2/28/22	147,000	291,007	—	—	89,000	291,007	2.91
2/28/21	147,000	300,514	—	—	89,000	300,514	3.01
NQP
8/31/25	—	—	—	—	217,500	302,137	—
8/31/24(d)	—	—	—	—	217,500	333,891	—
2/29/24	—	—	—	—	217,500	332,730	—
2/28/23	—	—	—	—	217,500	324,818	—
2/28/22	—	—	—	—	217,500	362,941	—
2/28/21	—	—	—	—	217,500	369,438	—

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(c)	Includes all preferred shares presented for the Fund.
(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.

156

Notes to Financial Statements
1.   General Information
Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Arizona Quality Municipal Income Fund (NAZ)

•	Nuveen California AMT‑Free Quality Municipal Income Fund (NKX)

•	Nuveen California Municipal Value Fund (NCA)

•	Nuveen California Quality Municipal Income Fund (NAC)

•	Nuveen New Jersey Quality Municipal Income Fund (NXJ)

•	Nuveen New York AMT‑Free Quality Municipal Income Fund (NRK)

•	Nuveen New York Municipal Value Fund (NNY)

•	Nuveen New York Quality Municipal Income Fund (NAN)

•	Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed‑end management investment companies. NAZ, NKX, NCA, NAC, NXJ, NRK, NNY, NAN and NQP were organized as Massachusetts business trusts on August 24, 2012, July 29, 2002, March 8, 2021, December 1, 1998, June 1, 1999, April 19, 2002, April 12, 2021, December 1, 1998 and December 20, 1990, respectively. NAZ, NCA and NNY were previously organized as a Minnesota trust on September 15, 1992, July 15, 1987, and July 14, 1987, respectively.
Current Fiscal Period: The end of the reporting period for the Funds is August 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2025 (the “current fiscal period”).
Investment Adviser and Sub‑Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub‑advisory agreements with Nuveen Asset Management, LLC (the “Sub‑Adviser”), a subsidiary of the Adviser, under which the Sub‑Adviser manages the investment portfolios of the Funds.
2.   Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit: As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current fiscal period, the custodian fee credit earned by each Fund was as follows:

Notes to Financial Statements (continued)

Fund	Gross Custodian Fee Credits

NAZ	$30,887

NKX	71,770

NCA	36,990

NAC	129,387

NXJ	34,638

NRK	119,838

NNY	18,382

NAN	3,385

NQP	11,775

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.
Segment Reporting: In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Funds adopted ASU 2023-07 during the current fiscal period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial positions or the results of their operations.
Each Fund represents a single operating segment. The officers of the Funds act as the chief operating decision maker (“CODM”). The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s

158

comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.
New Accounting Pronouncement: In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. Management is currently evaluating the implications of these changes on the financial statements.
3.   Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the current fiscal period, based on the inputs used to value them:

NAZ	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$218,032,750	$–	$218,032,750

Total	$–	$218,032,750	$–	$218,032,750

NKX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$990,294,740	$–	$990,294,740
Short-Term Investments:
Municipal Bonds	–	16,000,000	–	16,000,000

Total	$–	$1,006,294,740	$–	$1,006,294,740

159

Notes to Financial Statements (continued)

NCA	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$277,698,957	$–	$277,698,957
Variable Rate Demand Preferred Shares	–	2,500,000	–	2,500,000
Short-Term Investments:
Municipal Bonds	–	10,000,000	–	10,000,000

Total	$–	$290,198,957	$–	$290,198,957

NAC	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$2,783,682,584	$–	$2,783,682,584
Short-Term Investments:
Municipal Bonds	–	23,600,000	–	23,600,000

Total	$–	$2,807,282,584	$–	$2,807,282,584

NXJ	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$874,297,575	$–	$874,297,575
Short-Term Investments:
Municipal Bonds	–	1,960,000	–	1,960,000

Total	$–	$876,257,575	$–	$876,257,575

NRK	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$1,531,224,035	$–	$1,531,224,035
Short-Term Investments:
Municipal Bonds	–	28,000,000	–	28,000,000

Total	$–	$1,559,224,035	$–	$1,559,224,035

NNY	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$157,663,192	$–	$157,663,192
Short-Term Investments:
Municipal Bonds	–	3,500,000	–	3,500,000

Total	$–	$161,163,192	$–	$161,163,192

NAN	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$576,956,857	$–	$576,956,857

Total	$–	$576,956,857	$–	$576,956,857

NQP	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$740,393,568	$100	$740,393,668
Variable Rate Senior Loan Interests	–	–	6	6

Total	$–	$740,393,568	$106	$740,393,674

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in these Notes to Financial Statements. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in these Notes to Financial Statements. The Funds, where applicable, have a receivable for the sale of their interest in Vistra Vision, which is not reflected in the tables above. The carrying value of this receivable approximates fair value. The “Receivable for sale of Vistra Vision interest” is generally classified as Level 2 and further described in these Notes to Financial Statements.
4.   Portfolio Securities
Inverse Floating Rate Securities: Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating

160

rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the current fiscal period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the current fiscal period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally‑Deposited Inverse Floaters	Total

NAZ	$—	$—	$—

NKX	33,485,000	—	33,485,000

NCA	—	—	—

NAC	44,590,000	—	44,590,000

NXJ	63,850,000	—	63,850,000

NRK	13,480,000	—	13,480,000

NNY	—	—	—

NAN	28,840,000	—	28,840,000

NQP	106,940,000	—	106,940,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

161

Notes to Financial Statements (continued)

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NAZ	$—	—%

NKX	33,485,000	3.30

NCA	—	—

NAC	44,616,849	3.45

NXJ	64,638,521	3.29

NRK	13,480,000	3.29

NNY	—	—

NAN	28,840,000	3.29

NQP	107,689,863	3.38

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the current fiscal period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as “shortfall payments”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the current fiscal period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NAZ	$—	$—	$—

NKX	33,485,000	—	33,485,000

NCA	—	—	—

NAC	44,590,000	—	44,590,000

NXJ	63,850,000	—	63,850,000

NRK	13,480,000	—	13,480,000

NNY	—	—	—

NAN	28,840,000	—	28,840,000

NQP	106,940,000	—	106,940,000

162

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities

NAZ	$47,825,016	$50,789,551

NKX	195,612,589	197,134,975

NCA	31,251,356	38,356,393

NAC	497,715,637	569,076,876

NXJ	151,136,455	151,956,808

NRK	171,355,025	217,541,995

NNY	21,059,334	20,919,872

NAN	83,317,352	91,243,188

NQP	134,871,306	196,516,366

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.
Sale of Vistra Vision interests: On September 18, 2024, Vistra Corp. (“Vistra”) and Nuveen agreed to terms for the sale of the Vistra Vision interest. In exchange for its interest in Vistra Vision, the Funds will receive proceeds from the sale over a series of payments from Vistra through December 31, 2026. The resulting receivables have been discounted using an effective interest rate of 6.18%. The receivable, net of discount, and related transaction costs are recognized as “Receivable for sale of Vistra Vision interest” and “Payable for Vistra Vision sale transactions costs,” respectively, on the Statement of Assets and Liabilities. During the current fiscal period, NQP sold its interest back to Vistra and recognized a realized gain of $19,889,701 which is recognized as “Realized gain (loss) from investments” on the Statement of Operations.
5.   Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Total Return Swap Contracts: During the current fiscal period, NQP used total return swaps to help manage the equity risk of the portfolio’s Vistra Vision exposure.
In a total return swap, one party agrees to pay the other the total return of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund entered into a total return swap involving an underlying index or basket of securities to create exposure to a number of securities in a single trade. An index total return swap can be used by the Fund to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.
Total return swap contracts are valued daily. Changes in the value of a total return swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.
For over-the-counter (“OTC”) swaps, the daily change in market value of the swap contract, along with any daily interest accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.
The average notional amount of Total Return swap contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Swap Contracts Outstanding*

NQP	$28,171,038

 * The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding from September 1, 2024 through October 7, 2024 (last swap contract exited).

163

Notes to Financial Statements (continued)

During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

NQP
Swap contracts	Equity	$(10,619,714)	$724,120

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
6.   Fund Shares
Common Shares Equity Shelf Programs and Offering Costs: The following Funds have filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.
Under this Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NAZ

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24

Maximum aggregate offering	1,200,000	—	—
Common shares sold	490,326	–	–
Offering proceeds, net of offering costs	$5,699,157	$–	$–

	NKX

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24

Maximum aggregate offering	4,800,000	—	—
Common shares sold	2,040,416	–	–
Offering proceeds, net of offering costs	$24,501,438	$–	$–

	NAC

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24

Maximum aggregate offering	14,500,000	—	—
Common shares sold	1,006,029	–	–
Offering proceeds, net of offering costs	$11,173,911	$–	$–

164

	NAN

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24

Maximum aggregate offering	3,100,000	—	—
Common shares sold	166,880	–	–
Offering proceeds, net of offering costs	$1,811,164	$–	$–

Costs incurred by the Funds’ in connection with their initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Shares Repurchase Program: The Board reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24

Common Shares:
Sold through shelf offering	490,326	—	—
Issued to shareholders due to reinvestment of distributions	17,078	—	—
Repurchased and retired	—	—	(5,500)

Total	507,404	—	(5,500)

Price per share repurchased and retired	–	–	9.94
Discount per share repurchased and retired	–%	–%	(16.65)%
Premium to NAV per shelf offering sold	4.97	–	–

	NKX

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24

Common Shares:
Sold through shelf offering	2,040,416	—	—
Issued to shareholders due to reinvestment of distributions	141,083	—	—

Total	2,181,499	—	—

Premium to NAV per shelf offering sold	1.51%	–%	–%

	NAC

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24

Common Shares:
Sold through shelf offering	1,006,029	—	—
Repurchased and retired	—	—	(13,000)

Total	1,006,029	—	(13,000)

Price per share repurchased and retired	–	–	9.96
Discount per share repurchased and retired	–%	–%	(16.91)%
Premium to NAV per shelf offering sold	1.41	–	–

	NXJ

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24

Common Shares:
Repurchased and retired	—	—	(250,000)

165

Notes to Financial Statements (continued)

	NXJ

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
Total	–	–	(250,000)
Price per share repurchased and retired	–	–	11.43
Discount per share repurchased and retired	–%	–%	(16.32)%

	NAN

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
Common Shares:
Sold through shelf offering	166,880	—	—
Issued to shareholders due to reinvestment of distributions	40,292	—	—
Repurchased and retired	—	—	(15,000)
Total	207,172	—	(15,000)
Price per share repurchased and retired	–	–	9.85
Discount per share repurchased and retired	–%	–%	(16.90)%
Premium to NAV per shelf offering sold	0.87	–	–

	NQP

	Year Ended 8/31/25	Six Months Ended 8/31/24	Year Ended 2/29/24
Common Shares:
Repurchased and retired	—	—	(165,540)
Total	—	—	(165,540)
Price per share repurchased and retired	–	–	11.21
Discount per share repurchased and retired	–%	–%	(15.99)%
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares: The following Funds have issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of the Funds’ AMTP Shares outstanding as of the end of the current fiscal period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs
NAZ	2028	883	$88,300,000	$88,271,752
NAN	2028	1,270	$127,000,000	$126,968,403
The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

166

Fund	Notice Period	Series	Term Redemption Date		Premium Expiration Date
NAZ	180-day	2028	December 1, 2028	*	February 13, 2019
NAN	180-day	2028	December 1, 2028	*	November 30, 2019
*  Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of AMTP Shares Outstanding	Annualized Dividend Rate
NAZ	$88,300,000	3.74%
NAN	127,000,000	4.03
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, Net” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “AMTP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares: NKX, NAC and NRK have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
● Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
● Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. During the current fiscal period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.
● Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully

167

Notes to Financial Statements (continued)

remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the current fiscal period, NKX, NAC and NRK had $140,062,927, $256,945,290 and $79,634,566 respectively, of MFP Shares at liquidation preference, net of deferred offering costs. Further details of each Fund’s MFP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NKX	A	1,404	$140,400,000	October 1, 2047	VRRM	N/A
NAC	A	2,570	$257,000,000	January 3, 2028	VRM	January 3, 2028	*
NRK	A	800	$80,000,000	May 1, 2047	VRRM	May 1, 2047
*   Subject to early termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of MFP Shares Outstanding	Annualized Dividend Rate
NKX	$140,400,000	3.30%

NAC	273,273,973	4.20

NRK	80,000,000	3.30
Variable Rate Demand Preferred Shares: The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the current fiscal period, NKX, NAC, NXJ, NRK, NAN and NQP had $255,773,357, $905,609,432, $312,832,483, $582,368,702, $88,341,245 and $216,906,167 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the current fiscal period, were as follows:

168

Fund	Series	Shares Outstanding	Remarketing Fees*	Liquidation Preference	Special Rate Period Expiration	Maturity
NKX	3	427	0.05%	$42,700,000	N/A	March 1, 2040
	4	1,090	0.10%	$109,000,000	N/A	December 1, 2040
	6	1,050	0.10%	$105,000,000	N/A	June 1, 2046
NAC	1	1,362	0.10%	$136,200,000	N/A	June 1, 2041
	2	910	N/A **	$91,000,000	February 4, 2026	December 1, 2040
	4	1,056	0.10%	$105,600,000	N/A	December 1, 2042
	5	1,589	N/A **	$158,900,000	September 2, 2026	August 1, 2040
	6	1,581	0.10%	$158,100,000	N/A	August 1, 2040
	7	980	0.10%	$98,000,000	N/A	August 3, 2043
	8	1,600	N/A **	$160,000,000	November 6, 2026***	November 6, 2026
NXJ	1	810	N/A **	$81,000,000	July 15, 2026	August 3, 2043
	2	1,443	N/A **	$144,300,000	April 1, 2043***	April 1, 2043
	3	886	N/A **	$88,600,000	April 1, 2043***	April 1, 2043
NRK	1	1,123	0.10%	$112,300,000	N/A	August 1, 2040
	2	1,348	0.10%	$134,800,000	N/A	August 1, 2040
	3	1,617	0.10%	$161,700,000	N/A	December 1, 2040
	5	1,750	0.05%	$175,000,000	N/A	June 1, 2046
NAN	1	890	0.05%	$89,000,000	N/A	March 1, 2040
NQP	2	1,125	N/A **	$112,500,000	December 1, 2042***	December 1, 2042
	3	1,050	N/A **	$105,000,000	December 1, 2042***	December 1, 2042

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
***	Subject to earlier termination by either the Fund or the holder.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NAC’s Series 2, Series 5 and Series 8 VRDP Shares and all series of NXJ and NQP’s VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period. The fair value of Special Rate VRDP Shares is expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. During the current reporting period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of VRDP Shares Outstanding	Annualized Dividend Rate
NKX	$256,700,000	2.89%

169

Notes to Financial Statements (continued)

Fund	Average Liquidation Preference of VRDP Shares Outstanding	Annualized Dividend Rate
NAC	$907,800,000	3.32%

NXJ	313,900,000	3.96

NRK	583,800,000	2.91

NAN	89,000,000	3.01

NQP	217,500,000	3.97
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions: Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended August 31, 2025
NAC	Series	Shares	Amount
MFP Shares redeemed	A	(180)	$(18,000,000)
	Year Ended February 29, 2024
	Series	Shares	Amount
MFP Shares redeemed	A	(450)	$(45,000,000)
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended February 29, 2024
NAC	Series	Shares	Amount
VRDP Shares redeemed	3	(498)	$(49,800,000)
NKX	Series	Shares	Amount
VRDP Shares redeemed	2	(355)	$(35,500,000)
NRK	Series	Shares	Amount
VRDP Shares redeemed	2	(300)	$(30,000,000)
	4	(500)	(50,000,000)
Total		(800)	$(80,000,000)
7.   Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of NKX and NRK, the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to investments in partnerships, nondeductible expenses, taxable market discount, taxes paid, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NAZ	$229,316,383	$1,174,194	$(12,457,827)	$(11,283,633)

NKX	994,623,675	27,592,410	(49,406,345)	(21,813,935)

NCA	298,751,889	6,688,359	(15,241,291)	(8,552,932)

NAC	2,875,262,549	47,052,796	(159,622,761)	(112,569,965)

NXJ	847,904,653	17,155,233	(52,652,311)	(35,497,078)

NRK	1,610,049,146	17,587,738	(81,892,849)	(64,305,111)

NNY	167,212,761	1,256,333	(7,305,902)	(6,049,569)

NAN	571,534,526	3,725,641	(27,143,310)	(23,417,669)

NQP	675,197,190	6,793,016	(48,536,532)	(41,743,516)
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income[1]	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation) (Depreciation)	Capital Loss Carryforwards	Late‑Year Loss Deferrals	Other Book‑to‑Tax Differences	Total

NAZ	$—	$—	$—	$(11,283,633)	$(8,588,658)	$—	$(874,795)	$(20,747,086)

NKX	—	8,689	—	(21,813,935)	(36,154,230)	—	(3,758,505)	(61,717,981)

NCA	1,197,736	64,513	—	(8,552,932)	(11,920,732)	—	(960,138)	(20,171,553)

NAC	—	21,946	—	(112,569,965)	(162,073,468)	—	(10,664,804)	(285,286,291)

NXJ	—	393	—	(35,497,078)	(15,749,731)	—	(3,236,785)	(54,483,201)

NRK	—	18,332	—	(64,305,111)	(162,610,402)	—	(6,019,236)	(232,916,417)

NNY	640,663	—	—	(6,049,569)	(11,414,764)	—	(557,139)	(17,380,809)

NAN	—	—	—	(23,417,669)	(59,529,598)	—	(2,226,040)	(85,173,307)

NQP	—	604,096	—	(41,743,516)	(18,062,797)	—	(2,902,989)	(62,105,206)

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2025 and paid on September 1, 2025.

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	8/31/25				8/31/24

Fund	Tax‑Exempt Income[1]	Ordinary Income	Long‑Term Capital Gains	Return of Capital	Tax‑Exempt Income	Ordinary Income	Long‑Term Capital Gains	Return of Capital

NAZ	$4,670,083	$—	$—	$5,502,803	$2,403,327	$—	$—	$1,595,349

NKX	23,798,874	19,838	—	20,059,831	11,921,842	4,346	—	6,179,059

NCA	11,457,665	63,987	—	—	5,760,826	—	—	—

NAC	68,128,913	44,837	—	59,498,838	34,523,783	861	—	18,660,712

NXJ	16,621,587	1,227	—	22,218,611	9,312,199	818	—	6,149,334

NRK	39,820,118	42,632	—	32,368,083	20,531,002	101,293	—	9,594,738

NNY	6,685,663	—	—	—	3,172,856	—	—	—

NAN	14,970,712	—	—	11,680,591	7,823,102	—	—	3,324,232

NQP	$14,929,801	$1,666,879	$—	$18,239,183$	$7,325,183	$201,739	$—	$6,262,274

[1]	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short‑Term	Long‑Term	Total

NAZ	$3,449,252	$5,139,406	$8,588,658

NKX	14,139,534	22,014,696	36,154,230

NCA	5,106,209	6,814,523	11,920,732

NAC	87,436,438	74,637,030	162,073,468

NXJ	1,941,347	13,808,384	15,749,731

NRK	103,110,661	59,499,741	162,610,402

NNY[1]	6,410,025	5,004,739	11,414,764

NAN	37,765,230	21,764,368	59,529,598

NQP	15,235,187	2,827,610	18,062,797

[1]	A portion of NNY’s capital loss carryforwards is subject to an annual limitation under the Internal Revenue Code and related regulations.

8.	Management Fees and Other Transactions with Affiliates
Management Fees: Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA and NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NCA and NNY pay an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of each Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of each Fund.
The annual fund-level fee, payable monthly, for NAZ, NKX, NAC, NXJ, NRK, NAN and NQP is calculated according to the following schedules:

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Average Daily Managed Assets*	NAZ	NKX	NAC	NXJ	NRK	NAN	NQP
For the first $125 million	0.4500%	0.4500%	0.4500%	0.4500%	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375	0.4375	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250	0.4250	0.4250	0.4250	0.4250
For the next $500 million	0.4125	0.4125	0.4125	0.4125	0.4125	0.4125	0.4125
For the next $1 billion	0.4000	0.4000	0.4000	0.4000	0.4000	0.4000	0.4000
For the next $3 billion	0.3750	0.3750	0.3750	0.3750	0.3750	0.3750	0.3750
For managed assets over $5 billion	0.3625	0.3625	0.3625	0.3625	0.3625	0.3625	0.3625
The annual complex-level fee, payable monthly, for each fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex‑Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of the end of the current fiscal period, the annual complex-level fee for each Fund was as follows:

Fund	Complex‑Level Fee
NAZ	0.1568%
NKX	0.1568
NCA	0.1568
NAC	0.1568
NXJ	0.1568
NRK	0.1568
NNY	0.1568
NAN	0.1568
NQP	0.1568
Other Transactions with Affiliates: Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

173

Notes to Financial Statements (continued)

Fund	Purchases	Sales	Realized Gain (Loss)
NAZ	$11,236,554	$12,600,517	$(574,740)

NKX	7,257,856	—	—

NCA	2,342,652	—	—

NAC	16,757,970	—	—

NXJ	1,628,154	—	—

NRK	—	—	—

NNY	—	—	—

NAN	—	—	—
NQP	2,188,493	6,047,255	1,946
9.  Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the current fiscal period, the Funds did not have any unfunded commitments other then those disclosed in the Notes to Financial Statements, when applicable.
From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the current fiscal period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
10.  Borrowing Arrangements
Line of Credit: The Funds, along with certain funds managed by the Adviser or by an affiliate of the Adviser (“Participating Funds”), have established a 364-day, $2.7 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2026, unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance

NAZ	$3,658,804

NKX	8,200,000

NCA	6,944,904

NAC	51,100,000

NXJ	8,178,738

NRK	7,459,128

NNY	—

NAN	3,822,516

NQP	7,467,833

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NAZ	5	$1,370,440	5.63%

NKX	12	5,751,953	5.57

NCA	3	3,298,246	5.70

NAC	48	22,946,261	5.64

NXJ	3	5,487,069	5.53

NRK	10	2,798,162	5.58

NNY	—	—	—

NAN	4	2,724,412	5.66

NQP	2	3,873,161	5.78
Borrowings outstanding as of the end of the current fiscal period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter- fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current fiscal period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
11.  Subsequent Event
Fund Merger: On September 17, 2025, the Board approved a merger of NXJ, NQP and Nuveen Missouri Quality Municipal Income Fund (NOM) into the Nuveen Municipal High Income Opportunity Fund (NMZ). The merger is pending shareholder approval and satisfying other closing conditions.

175

Shareholder Update

(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND (NAZ)
Investment Objectives
The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Arizona individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Arizona municipal bond market through investments in tax-exempt Arizona Municipal Obligations (as defined below) that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

●
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

●	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes, (iii) policy (as described below) that it may not issue debt securities that rank senior to Preferred Shares (as defined below) other than for temporary or emergency purposes and (iv) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Arizona income tax (for purposes of the Fund’s investment objectives, “Arizona Municipal Obligations”).
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Arizona income taxes.

176

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of Arizona, a municipality of Arizona, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and Arizona income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Arizona income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre- refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

177

Shareholder Update (continued)

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include the issuance of preferred shares of beneficial interest (“Preferred Shares”) and borrowings, except that the Fund may not issue debt securities. However, the Fund’s use of borrowings (which may include reverse repurchase agreements) for leverage is limited by certain fundamental investment restrictions. Additionally, the Fund may use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

178

NUVEEN CALIFORNIA AMT-FREE QUALITY MUNICIPAL INCOME FUND (NKX)
Investment Objectives
The Fund’s investment objectives are (i) to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and California income tax and (ii) to enhance portfolio value relative to the municipal bond market by investing in tax- exempt municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser, believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from federal and California income taxes.
As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

●
The Fund will invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

●
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization ( “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

●
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub- adviser.

●
The Fund may invest up to 10% of its Managed Assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

●	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

●	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Additionally, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior notice to shareholders.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and California income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

179

Shareholder Update (continued)

The municipal securities in which the Fund generally invests are issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and California personal income taxes and is also exempt from the federal alternative minimum tax applicable to individuals.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre- refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre- refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

180

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). However, the Fund’s use of borrowings (which may include reverse repurchase agreements) for leverage is limited by certain fundamental investment restrictions. Additionally, the Fund may use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

181

Shareholder Update (continued)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND (NCA)
Investment Objectives
The Fund’s primary investment objective is to provide current income exempt from regular federal and California income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes and (iii) policy (as described below) that it will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

182

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

183

Shareholder Update (continued)

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities (as defined under the 1940 Act), such as preferred shares or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes, and use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, including inverse floating rate securities.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

184

NUVEEN CALIFORNIA QUALITY MUNICIPAL VALUE FUND (NAC)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and California income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, that pay interest exempt from federal and California income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities

•	The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California person income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

185

Shareholder Update (continued)

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

186

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). However, the Fund’s use of borrowings (which may include reverse repurchase agreements) for leverage is limited by certain fundamental investment restrictions. Additionally, the Fund may use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

187

Shareholder Update (continued)

NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND (NXJ)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, at least 80% of its Assets (as defined below), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey state income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets, in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes and (iii) policy that it may not issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and New Jersey personal income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser and/or the Fund’s sub-adviser to be reliable), is exempt from regular federal

188

income tax and New Jersey personal income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and New Jersey income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

189

Shareholder Update (continued)

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). However, the Fund’s use of borrowings (which may include reverse repurchase agreements) for leverage is limited by certain fundamental investment restrictions. Additionally, the Fund may use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

190

NUVEEN NEW YORK AMT-FREE QUALITY MUNICIPAL INCOME FUND (NRK)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals.
As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.
Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal income tax and New York State and New York City income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

191

Shareholder Update (continued)

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality in New York, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Adviser to be reliable), is exempt from regular federal, New York State and New York City personal income taxes and the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City personal income taxes and the federal alternative minimum tax.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

192

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). However, the Fund’s use of borrowings (which may include reverse repurchase agreements) for leverage is limited by certain fundamental investment restrictions. Additionally, the Fund may use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

193

Shareholder Update (continued)

NUVEEN NEW YORK MUNICIPAL VALUE FUND (NNY)
Investment Objectives
The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt New York municipal obligations, current interest income exempt from both federal and New York State and New York City personal income taxes. The Fund’s secondary investment objective is to achieve enhancement of portfolio value through investments in tax-exempt New York municipal obligations that, in the opinion of the Fund’s investment adviser and/or the Fund’s sub-adviser, are underrated or represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years. The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes and (iii) policy (as described below) that it will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.
Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and New York State and New York City income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

194

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

195

Shareholder Update (continued)

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities (as defined under the 1940 Act), such as preferred shares or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes, and use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, including inverse floating rate securities.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

196

NUVEEN NEW YORK QUALITY MUNICIPAL INCOME FUND (NAN)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser and/or the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal, New York State and New York City income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund also may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s investment objectives and its policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.
Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and New York State and New York City personal income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

197

Shareholder Update (continued)

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

198

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). However, the Fund’s use of borrowings (which may include reverse repurchase agreements) for leverage is limited by certain fundamental investment restrictions. Additionally, the Fund may use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which municipal obligations are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

199

Shareholder Update (continued)

NUVEEN PENNSYLVANIA QUALITY MUNICIPAL FUND (NQP)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income taxes, and to enhance portfolio value relative to the Pennsylvania municipal bond market by investing in tax-exempt Pennsylvania municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes and (iii) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Pennsylvania personal income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

200

The municipal securities in which the Fund invests are generally issued by the Commonwealth of Pennsylvania (the “Commonwealth”), a municipality in Pennsylvania, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from both regular federal income taxes and Pennsylvania personal income tax, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

Shareholder Update (continued)

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include the issuance of preferred shares of beneficial interest (“Preferred Shares”) and borrowings, except that the Fund may not issue debt securities. However, the Fund’s use of borrowings (which may include reverse repurchase agreements) for leverage is limited by certain fundamental investment restrictions. Additionally, the Fund may use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

202

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	NAZ	NKX	NCA	NAC	NXJ	NRK	NNY	NAN	NQP

Portfolio Level Risks

Alternative Minimum Tax Risk	X	-	X	X	X	-	X	X	X

Below Investment Grade Risk	X	X	X	X	X	X	X	X	X

Call Risk	X	X	X	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X	X	X	X

Credit Spread Risk	X	X	X	X	X	X	X	X	X

Deflation Risk	X	X	X	X	X	X	X	X	X

Derivatives Risk	X	X	X	X	X	X	X	X	X

Distressed or Defaulted Securities Risk	X	X	X	X	X	X	X	X	X

Duration Risk	X	X	X	X	X	X	X	X	X

Economic Sector Risk	X	X	X	X	X	X	X	X	X

Floating and Variable Rate Securities Risk	X	X	X	X	X	X	X	X	X

Financial Futures and Options Transactions Risk	X	X	X	X	X	X	X	X	X

Hedging Risk	X	X	X	X	X	X	X	X	X

Income Risk	X	X	X	X	X	X	X	X	X

Inflation Risk	X	X	X	X	X	X	X	X	X

Insurance Risk	X	X	X	X	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X	X	X	X	X

Inverse Floating Rate Securities Risk	X	X	X	X	X	X	X	X	X

Municipal Securities Risk	X	X	X	X	X	X	X	X	X

Municipal Securities Market Liquidity Risk	X	X	X	X	X	X	X	X	X

Municipal Securities Market Risk	X	X	X	X	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X	X	X	X	X

Puerto Rico Municipal Securities Market Risk	X	X	X	X	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X	X	X	X	X

Restricted and Illiquid Investments Risk	X	X	X	X	X	X	X	X	X

Special Considerations Related to Single State Concentration Risk	X	X	X	X	X	X	X	X	X

Special Risks Related to Certain Municipal Obligations	X	X	X	X	X	X	X	X	X

Structured Products Risk	X	X	X	X	X	X	X	X	X

Swap Transactions Risk	X	X	X	X	X	X	X	X	X

Tax Risk	X	X	X	X	X	X	X	X	X

Taxability Risk	X	X	X	X	X	X	X	X	X

Tobacco Settlement Bond Risk	X	X	X	X	X	X	X	X	X

Unrated Securities Risk	X	X	X	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X	X	X	X

When-Issued and Delayed-Delivery Transactions Risks	X	X	X	X	X	X	X	X	X

Zero Coupon Bonds Risk or Pay-In-Kind Securities Risk	X	X	X	X	X	X	X	X	X

Shareholder Update (continued)

Risk	NAZ	NKX	NCA	NAC	NXJ	NRK	NNY	NAN	NQP

Fund Level and Other Risks

Anti-Takeover Provisions Risk	X	X	X	X	X	X	X	X	X

Counterparty Risk	X	X	X	X	X	X	X	X	X

Cybersecurity Risk	X	X	X	X	X	X	X	X	X

Economic and Political Events Risk	X	X	X	X	X	X	X	X	X

Fund Tax Risk	X	X	X	X	X	X	X	X	X

Global Economic Risk	X	X	X	X	X	X	X	X	X

Investment and Market Risk	X	X	X	X	X	X	X	X	X

Legislation and Regulatory Risk	X	X	X	X	X	X	X	X	X

Leverage Risk	X	X	-	X	X	X	-	X	X

Market Discount from Net Asset Value	X	X	X	X	X	X	X	X	X

Recent Market Conditions	X	X	X	X	X	X	X	X	X

Reverse Repurchase Agreement Risk	X	X	X	X	X	X	X	X	X

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Portfolio Level Risks:
Alternative Minimum Tax Risk. As a result of the Fund’s investments in AMT Bonds, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time the security is acquired, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those investments. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose

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Shareholder Update (continued)

credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Income Risk. The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer- term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating-rate securities.
Inverse Floating Rate Securities Risk. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

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The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub‑adviser than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will

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Shareholder Update (continued)

be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. While most of Puerto Rico’s debt has been restructured, proceedings under PROMESA remain ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of the Fund’s investments in Puerto Rico municipal securities. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of such debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by the Fund and could reduce the Fund’s performance.
These challenges and uncertainties have been exacerbated by Hurricanes Irma and Maria and the resulting natural disasters in Puerto Rico since 2017. In September 2017, Hurricanes Irma and Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the commonwealth is likely to be in an uncertain economic state. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
More recently, in late December 2019 and January 2020, a series of earthquakes hit Puerto Rico, including a magnitude 6.4 earthquake, the most powerful earthquake to hit the island in more than a century, causing an estimated $200 million in damage. In addition, in early 2020, as the population of Puerto Rico worked to recover from these natural disasters, the island was significantly impacted by Covid, resulting in the Commonwealth’s authorization of a $787 million relief package to fight the pandemic and its economic impacts. Any reduction in the
Commonwealth’s, revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by the Fund. Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Restricted and Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Special Considerations Related to Single State Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.
Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

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Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Structured Products Risk. In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation (collectively, the “reference instrument”) and are subject to counterparty, valuation and liquidity risks. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the reference instrument will rise or fall, but prices of the reference instrument (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.
Swap Transactions Risk. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon Bonds Risk or Pay-In-Kind Securities Risk. Zero Coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/ supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.

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Fund Level and Other Risks:
Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

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Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets – this may create an incentive for the investment adviser and the sub- adviser to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods

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Shareholder Update (continued)

from China and those that make large amounts of sales in China are particularly vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

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EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of August 31, 2025 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended August 31, 2025) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

	NAZ	NKX	NAC	NXJ	NRK	NAN	NQP
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	39.62%	42.86%	42.88%	42.78%	42.97%	42.04%	42.46%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	3.75%	3.69%	3.89%	3.86%	3.75%	3.91%	3.78%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.48%	1.58%	1.67%	1.65%	1.61%	1.65%	1.61%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(19.02)%	(20.27)%	(20.42)%	(20.36)%	(20.36)%	(20.09)%	(20.17)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(10.74)%	(11.52)%	(11.67)%	(11.62)%	(11.59)%	(11.47)%	(11.48)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.46)%	(2.77)%	(2.92)%	(2.89)%	(2.83)%	(2.84)%	(2.79)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.82%	5.98%	5.84%	5.85%	5.94%	5.79%	5.90%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	14.10%	14.73%	14.59%	14.59%	14.71%	14.41%	14.59%
Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

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Shareholder Update (continued)

DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.
Fractional Shares
The Plan Agent will confirm your acquisition made for your account as soon as practicable but not later than 60 days after the date thereof. Although you may from time to time have an undivided fractional interest (computed up to six decimal places) in a share (“fractional shares”) of the Fund within the operation of the Plan, and distributions on fractional shares will be credited to your account, no fractional shares will be transferred. In the event of termination of your account under the Plan, the Plan Agent will either (a) continue to hold your Common Shares in book-entry form, or (b) transfer a whole number of Common Shares to an intermediary of your choosing, in either case disbursing to the investor an amount of cash equal to the value of any such fractional shares valued at the then-current market value of the Fund’s Common Shares at the time of termination, less any applicable fees.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

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CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.
CHANGES OCCURRING AFTER THE FISCAL YEAR END
Portfolio Managers
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Effective September 18, 2025, Kristen DeJong was added as a portfolio manager to NXJ. The biography of Kristen M. DeJong, CFA, is presented below:
Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined Nuveen Asset Management in 2008. Prior to her current role, she served as senior research analyst for Nuveen Asset Management’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago. Ms. DeJong is also a past president of the Chicago Municipal Analysts society and a former board member of the National Federation of Municipal Analysts.

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Shareholder Update (continued)

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED AUGUST 31, 2025
This annual report includes additional disclosures for certain Funds that have, or intend to have, an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.
NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND (NAZ)
NUVEEN CALIFORNIA AMT-FREE QUALITY MUNICIPAL INCOME FUND (NKX)
NUVEEN CALIFORNIA QUALITY MUNICIPAL INCOME FUND (NAC)
NUVEEN NEW YORK QUALITY MUNICIPAL INCOME FUND (NAN)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	NAZ	NKX	NAC	NAN
Maximum Sales Charge (as a percentage of offering price) (1)	1.00%	1.00%	1.00%	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50	$2.50	$2.50

(1)
The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load. Additionally, the applicable Prospectus Supplement will set forth the offering expenses (if any) borne by Fund common shareholders.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	NAZ	NKX	NAC	NAN
Management Fees	0.98%	0.99%	0.95%	0.98%

Interest and Other Related Expenses (2)	2.43%	2.68%	2.78%	2.67%

Other Expenses (3)	0.14%	0.10%	0.06%	0.12%

Total Annual Expenses	3.55%	3.77%	3.79%	3.77%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended August 31, 2025.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended August 31, 2025. The types of leverage used by the Fund during the fiscal year ended August 31, 2025 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example
The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Example # 1 (At-the-Market Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
NAZ	$45	$118	$192	$388
NKX	$48	$124	$202	$407
NAC	$48	$125	$203	$409
NAN	$48	$124	$202	$407
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.
TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.
NAZ

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low

August 2025	$11.90	$11.51	$11.07	$11.22	7.50%	2.58%
May 2025	$13.44	$11.45	$12.16	$11.20	10.53%	2.23%
February 2025	$12.70	$11.28	$12.17	$12.09	4.35%	(6.70)%
November 2024	$12.29	$11.54	$12.49	$12.35	(1.60)%	(6.56)%
August 2024	$11.77	$10.68	$12.73	$12.33	(7.54)%	(13.38)%
May 2024	$11.05	$10.55	$12.76	$12.33	(13.40)%	(14.44)%
February 2024	$10.94	$10.57	$12.63	$12.39	(13.38)%	(14.69)%
November 2023	$10.47	$9.26	$12.36	$11.20	(15.29)%	(17.32)%

NKX

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low

August 2025	$12.07	$11.46	$11.61	$11.74	3.96%	(2.39)%
May 2025	$13.05	$11.70	$12.83	$11.65	1.71%	0.43%
February 2025	$13.08	$12.30	$13.24	$12.83	(1.21)%	(4.13)%
November 2024	$14.06	$12.85	$13.37	$13.17	5.16%	(2.43)%
August 2024	$13.40	$11.48	$13.26	$12.90	1.06%	(11.01)%
May 2024	$12.23	$11.40	$13.26	$12.89	(7.77)%	(11.56)%
February 2024	$11.65	$11.24	$13.45	$13.12	(13.38)%	(14.33)%
November 2023	$11.57	$9.80	$12.50	$11.69	(7.44)%	(16.17)%

217

Shareholder Update (continued)

NAC

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low

August 2025	$11.33	$10.88	$11.10	$11.22	2.07%	(3.03)%
May 2025	$11.61	$10.51	$12.34	$11.18	(5.92)%	(5.99)%
February 2025	$11.88	$11.12	$12.79	$12.27	(7.11)%	(9.37)%
November 2024	$11.99	$11.34	$12.93	$12.57	(7.27)%	(9.79)%
August 2024	$11.81	$10.94	$12.87	$12.44	(8.24)%	(12.06)%
May 2024	$11.17	$10.64	$12.92	$12.57	(13.54)%	(15.35)%
February 2024	$11.15	$10.67	$12.92	$12.60	(13.70)%	(15.32)%
November 2023	$10.65	$9.33	$12.40	$11.21	(14.11)%	(16.77)%

NAN

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low

August 2025	$11.47	$10.83	$11.13	$10.77	3.05%	0.56%
May 2025	$11.85	$10.86	$12.09	$11.11	(1.99)%	(2.25)%
February 2025	$11.82	$11.09	$12.10	$12.05	(2.31)%	(7.97)%
November 2024	$11.89	$11.28	$12.67	$12.27	(6.16)%	(8.07)%
August 2024	$11.54	$10.65	$12.50	$12.20	(7.68)%	(12.70)%
May 2024	$11.03	$10.57	$12.72	$12.18	(13.29)%	(13.22)%
February 2024	$11.17	$10.50	$12.76	$12.35	(12.46)%	(14.98)%
November 2023	$10.49	$9.14	$12.24	$11.01	(14.30)%	(16.98)%

The following table shows, as of August 31, 2025 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

August 31, 2025	NAZ	NKX	NAC	NAN
NAV per Common Share	$ 11.12	$ 11.56	$ 11.06	$ 10.88

Market Price	$ 11.86	$ 11.82	$ 11.23	$ 10.97

Percentage of Premium/(Discount) to NAV per Common Share	6.65%	2.25%	1.54%	0.83%

Net Assets Attributable to Common Shares	$ 134,580,896	$ 574,400,459	$ 1,611,347,880	$ 337,745,923

Shares of closed-end investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
SENIOR SECURITIES
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table is derived from the financial statements. The financial statements for the year ended August 31, 2025 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. The financial statements with respect to the fiscal years ended prior to 2025, where applicable, have been audited by other auditors. The Funds’ audited financial statements for the year ended August 31, 2025, including the report of PwC thereon, and accompanying notes thereto, are included in this Annual Report.

218

NAZ
	Adjustable Rate MuniFund Term Preferred (AMTP) Shares at the End of Period		Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period
	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)
2025	$ 88,300	$ 252,413	$ 0	$ 0

2024 (5)	$ 88,300	$ 265,542	$ 0	$ 0

2024	$ 88,300	$ 266,396	$ 0	$ 0

2023	$ 88,300	$ 261,963	$ 0	$ 0

2022	$ 88,300	$ 290,229	$ 0	$ 0

2021	$ 88,300	$ 297,509	$ 0	$ 0

2020	$ 88,300	$ 303,878	$ 0	$ 0

2019	$ 88,300	$ 285,822	$ 0	$ 0

2018	$ 0	$ 0	$ 88,300	$ 286,891

2017	$ 0	$ 0	$ 88,300	$ 287,022

2016	$ 0	$ 0	$ 79,000	$ 319,959

NKX
	Institutional MuniFund Term Preferred (iMTP) Shares at the End of Period		MuniFund Preferred (MFP) Shares at the End of Period		Variable Rate Demand Preferred (VRDP) Shares at the End of Period
	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $5,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Asset Coverage Per $1 Liquidation (4)
2025	$ 0	$ 0	$ 140,400	$ 244,649	$ 256,700	$ 244,649	$ 2.45

2024 (5)	$ 0	$ 0	$ 140,400	$ 258,511	$ 256,700	$ 258,511	$ 2.59

2024	$ 0	$ 0	$ 140,400	$ 259,461	$ 256,700	$ 259,461	$ 2.59

2023	$ 0	$ 0	$ 140,400	$ 255,434	$ 256,700	$ 255,434	$ 2.55

2022	$ 0	$ 0	$ 140,400	$ 271,751	$ 292,200	$ 271,751	$ 2.72

2021	$ 0	$ 0	$ 140,400	$ 281,045	$ 292,200	$ 281,045	$2.81

2020	$ 0	$ 0	$ 140,400	$ 289,705	$ 292,200	$ 289,705	$ 2.90

2019	$ 0	$ 0	$ 140,400	$ 266,617	$ 292,200	$ 266,617	$ 2.67

2018	$ 0	$ 0	$ 140,400	$ 268,438	$ 292,200	$ 268,438	$ 2.68

2017	$ 36,000	$ 13,468	$ 0	$ 0	$ 396,600	$ 269,359	$ 2.69

2016	$ 36,000	$ 16,775	$ 0	$ 0	$ 291,600	$ 335,490	$ 3.35

219

Shareholder Update (continued)

NAC
	MuniFund Preferred (MFP) Shares at the End of Period		Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period		Variable Rate Demand Preferred (VRDP) Shares at the End of Period
	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Asset Coverage Per $1 Liquidation (4)
2025	$ 257,000	$ 238,337	$ 0	$ 0	$ 907,800	$ 238,337	$ 2.38
2024 (5)	$ 275,000	$ 256,078	$ 0	$ 0	$ 907,800	$ 256,078	$ 2.56
2024	$ 275,000	$ 256,929	$ 0	$ 0	$ 907,800	$ 256,929	$ 2.57
2023	$ 320,000	$ 247,561	$ 0	$ 0	$ 907,800	$ 247,561	$ 2.48
2022	$ 320,000	$ 270,716	$ 0	$ 0	$ 957,600	$ 270,716	$ 2.71
2021	$ 320,000	$ 280,237	$ 0	$ 0	$ 957,600	$ 280,237	$ 2.80
2020	$ 320,000	$ 289,294	$ 0	$ 0	$ 957,600	$ 289,294	$ 2.89
2019	$ 320,000	$ 269,324	$ 0	$ 0	$ 957,600	$ 269,324	$ 2.69
2018	$ 320,000	$ 272,351	$ 0	$ 0	$ 957,600	$ 272,351	$ 2.72
2017	$ 0	$ 0	$ 145,000	$ 301,487	$ 957,600	$ 301,487	$ 3.01
2016	$ 0	$ 0	$ 0	$ 0	$ 699,600	$ 346,533	$ 0

NAN
	Adjustable Rate MuniFund Term Preferred (AMTP) Shares at the End of Period		Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period		Variable Rate Demand Preferred (VRDP) Shares at the End of Period
	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Asset Coverage Per $1 Liquidation (4)
2025	$ 127,000	$ 256,364	$ 0	$ 0	$ 89,000	$ 256,364	$ 2.56
2024 (5)	$ 127,000	$ 278,376	$ 0	$ 0	$ 89,000	$ 278,376	$ 2.78
2024	$ 127,000	$ 280,297	$ 0	$ 0	$ 89,000	$ 280,297	$ 2.80
2023	$ 127,000	$ 275,010	$ 0	$ 0	$ 89,000	$ 275,010	$ 2.75
2022	$ 147,000	$ 291,007	$ 0	$ 0	$ 89,000	$ 291,007	$ 2.91
2021	$ 147,000	$ 300,514	$ 0	$ 0	$ 89,000	$ 300,514	$ 3.01
2020	$ 147,000	$ 309,696	$ 0	$ 0	$ 89,000	$ 309,696	$ 3.10
2019	$ 147,000	$ 292,026	$ 0	$ 0	$ 89,000	$ 292,026	$ 2.92
2018	$ 0	$ 0	$ 147,000	$ 292,955	$ 89,000	$ 292,955	$ 2.93
2017 (6)	$ 0	$ 0	$ 147,000	$ 295,834	$ 89,000	$ 295,834	$ 2.96
2016	$ 0	$ 0	$ 147,000	$ 308,166	$ 89,000	$ 308,166	$ 3.08
2015	$ 0	$ 0	$ 94,000	$ 359,477	$ 89,000	$ 359,477	$ 3.59

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)
Asset Coverage Per $5,000: Asset coverage per $5,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 5,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

220

(3)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(4)	Includes all borrowings and preferred shares presented for the fund.
(5)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 29th.
(6)	For the five months ended February 28, 2017. Prior to October 1, 2016, the Fund’s fiscal year end was September 30th.
UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before August 31, 2025, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement.

221

Important Tax Information

(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NAZ	$—

NKX	—

NCA	—

NAC	—

NXJ	—

NRK	—

NNY	—

NAN	—

NQP	—

222

Shareholder Meeting Report

(Unaudited)
The annual meeting of shareholders for NRK and NAN was held on August 14, 2025; at this meeting the shareholders were asked to elect Board Members.
The vote totals for NRK and NAN are set forth below:

	NRK		NAN

	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares

Approval of the Board Members was reached as follows:

Michael A. Forrester

For	50,576,870	—	24,241,557	—

Withhold	20,592,096	—	559,144	—

Total	71,168,966	—	24,800,701	—

Thomas J. Kenny

For	50,712,896	—	24,233,756	—

Withhold	20,456,070	—	566,945	—

Total	71,168,966	—	24,800,701	—

Robert L. Young

For	50,719,430	—	24,256,973	—

Withhold	20,449,536	—	543,728	—

Total	71,168,966	—	24,800,701	—

Albin F. Moschner

For	—	6,606	—	2,160

Withhold	—	—	—	—

Total	—	6,606	—	2,160

Margaret L. Wolff

For	—	6,606	—	2,160

Withhold	—	—	—	—

Total	—	6,606	—	2,160

223

Shareholder Meeting Report (continued)

The annual meeting of shareholders for NNY was held on August 14, 2025; at this meeting the shareholders were asked to elect Board Members.
The vote totals for NNY are set forth below:

NNY
Common shares
Approval of the Board Members was reached as follows:
Michael A. Forrester
For	15,990,843
Withhold	318,514
Total	16,309,357
Thomas J. Kenny
For	15,990,160
Withhold	319,197
Total	16,309,357
Margaret L. Wolff
For	15,952,009
Withhold	357,348
Total	16,309,357
Robert L. Young
For	15,991,949
Withhold	317,408
Total	16,309,357

224

Additional Fund Information
(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NKX	NCA	NAC	NXJ
Common Shares Repurchased	0	0	0	0	0

		NRK	NNY	NAN	NQP
Common Shares Repurchased		0	0	0	0
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Inverse Floating Rate Securities: Inverse floating rate securities, are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

226

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Statement Regarding Basis for Approval of
Investment Advisory Contract
(Unaudited)

Nuveen Arizona Quality Municipal Income Fund
Nuveen California AMT-Free Quality Municipal Income Fund
Nuveen California Municipal Value Fund
Nuveen California Quality Municipal Income Fund
Nuveen New Jersey Quality Municipal Income Fund
Nuveen New York AMT-Free Quality Municipal Income Fund
Nuveen New York Municipal Value Fund
Nuveen New York Quality Municipal Income Fund
Nuveen Pennsylvania Quality Municipal Income Fund
The Approval Process
At meetings held on April 28 and 29, 2025 (the “Meeting”), the Boards of Directors or Trustees (as the case may be) of the group of funds advised by Nuveen Fund Advisors, LLC (“NFAL” or the “Adviser”), including the Funds (as defined below), and the group of funds advised by Teachers Advisors, LLC (“TAL” and all such funds, collectively, the “Nuveen funds” or the “funds”) approved the renewal of the investment management agreements (each, an “Investment Management Agreement”) with NFAL and TAL, respectively. TAL and NFAL are affiliates as NFAL is a subsidiary of Nuveen, LLC, the investment arm of Teachers Insurance and Annuity Association of America (“TIAA”), and TAL is an indirect wholly owned subsidiary of TIAA. The Boards of Trustees of the Funds also approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”). The Sub-Adviser is also an affiliate of the Adviser.
The Boards of Directors or Trustees of the Nuveen funds are each a “Board” or collectively the “Board” (as the context may dictate) and the directors or trustees (as the case may be) are each a “Board Member.” The Board Members of each Board are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) and, therefore, each Board is deemed to be comprised of all disinterested Board Members. References to a Board and the Board Members are interchangeable.
In accordance with applicable law, following up to an initial two-year period, the Board of each Fund considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively the “Fund Advisers” and each a “Fund Adviser.” Below is a summary of the annual review process the Board undertook related to its most recent renewal of the Advisory Agreements with respect to each Nuveen fund covered by this report (each, a “Fund” and, collectively, the “Funds”).
To reach their determination, the Board Members considered the review of the Advisory Agreements to be an ongoing process. The Board Members employed the accumulated information, knowledge and experience they had gained during their tenure as disinterested Board Members on the respective Board of the Nuveen funds and its committees in overseeing the applicable funds and working with the respective investment advisers and sub-advisers in their review of the advisory agreements for the fund complex. The Board and/or its committees meet regularly throughout the year and at these meetings, the Board Members received materials and discussed information covering a wide range of topics pertinent to the annual consideration of the renewal of the Advisory Agreements. Such topics include, but are not limited to, the investment performance of the funds over various periods; investment oversight matters; economic, market and regulatory developments; any significant organizational or other developments impacting a Fund Adviser and its strategic plans for its business; product initiatives for various funds; fund expenses; compliance, regulatory and risk management matters; trading practices; the derivatives risk management program; management of distributions; valuation of securities; payments to financial intermediaries; securities lending (as applicable); and closed-end fund market activity, capital management initiatives, institutional ownership, management of leverage financing, the secondary market trading of the closed-end funds and any actions taken to address market discounts to net asset value. The Board also seeks to meet at its regular quarterly meetings with members of senior management to discuss various topics, including market conditions, industry developments and any significant developments or strategic plans for the Fund Advisers, if any.
To help with the review of performance, the Board and/or its committees periodically received and discussed presentations from member(s) of investment teams throughout the year, culminating in an annual performance review of the Nuveen funds at the Board’s meeting held on February 25-26, 2025 (the “February Meeting”). The presentations, discussions and meetings during the year provide a means for the Board Members to evaluate and consider the level, breadth and quality of services provided by the Fund Advisers and any changes to such services over time in light of new or modified regulatory requirements, changes to market conditions or other factors.
In addition to the materials and discussions that occurred at prior meetings, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of the Advisory Agreements. During the year, management worked with an ad hoc committee established by the Board to help enhance and streamline the materials provided in connection with the annual review of the Advisory Agreements. The materials provided at the Meeting and/or prior meetings covered a wide range of matters including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and applicable investment team; an analysis of fund performance with a focus on funds considered to have met certain challenged performance measurements; an analysis of

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the fees and expense ratios of the Nuveen funds with a focus on funds considered to have certain expense characteristics; a list of management fee and sub-advisory fee schedules; an analysis of advisory fees compared to fees assessed to other types of clients; a description of portfolio manager compensation; certain profitability and/or financial data; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board also considered information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, comparing fee and expense levels of each respective Fund to those of a peer universe.
The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the Advisory Agreements is based on all the information provided to the Board and its committees over time. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Board Members.
As part of their review, the Board Members and independent legal counsel met in executive session on April 9, 2025 to review and discuss materials provided in connection with their annual review of the Advisory Agreements. After reviewing this information, the Board Members requested, directly or through independent legal counsel, additional information, and the Board subsequently reviewed and discussed the responses to these follow-up questions and requests. The Board Members and independent legal counsel met again in executive session on April 17, 2025 (together with the April 9, 2025 executive session, the “Executive Sessions”) to discuss the responses to the initial supplemental information request and, following their review of the data provided, requested management present certain additional information at the Meeting. In addition to the Executive Sessions, the Board Members met in additional executive sessions prior to and during the Meeting. During the Meeting, the Board Members considered the responses, invited representatives of management to provide additional information and determined that the information provided (whether oral or written) was responsive to their requests.
The Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives of management were present. In connection with their annual review, the Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
After the discussions and with the background and knowledge described above, the Board Members approved the continuation of the Advisory Agreements on behalf of the applicable Funds for an additional one-year period. The Board did not identify any single factor as all-important or controlling, but rather each decision reflected the comprehensive consideration of all the information (written or oral) provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the annual review process. The contractual arrangements may reflect the results of prior year(s) of review, negotiation and information provided in connection with the Board’s annual review of the Funds’ advisory arrangements and oversight of the Funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the annual review process and may have placed different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. With this approach, they considered the roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board considered that the Adviser provides a wide array of management, oversight and other services to manage and operate the Funds. The Board considered the Adviser and its affiliates’ dedication of resources, time, people and capital as well as consistent program of improvement and innovation aimed at keeping the Nuveen fund complex relevant and attractive for existing and new investors and meeting the needs of an increasingly complex regulatory environment. Among the information provided in connection with the review of services at the Meeting and/or prior meetings, the Board considered a description of the organizational changes at the Adviser during the year, the management teams that comprise the various support and investment functions for the funds and the background of certain personnel who support the funds. The Board considered the significant resources, both financial and personnel, the Adviser and its affiliates had committed over the past several years in working to bring the asset management businesses of Nuveen and TIAA under one centralized umbrella and to consolidate their respective fund families to the benefit of the funds through, among other things, enhanced operating efficiencies, centralized investment leadership and a centralized shared resources and support model. To help ensure the continuation of services, the Board considered, among other things, management’s emphasis on succession planning and key person risk evaluation pursuant to which certain management team(s) meet annually to conduct a comprehensive review of successors to key positions, to develop and monitor corporate-wide standards and procedures in seeking to help ensure the firm may continue to operate in the event of business disruptions, and to review staffing and compensation levels to help remain competitive with peers in the industry. The Board considered a description of the application of business continuity plans and the periodic testing and review of such plans. As noted below, the Board also considered certain financial data of the Adviser and TIAA in assessing the financial stability and condition of the Adviser to provide a high level of quality of services to the Funds.
In its review, the Board considered that the Funds operated in a highly regulated industry and the scope and complexity of the services and resources that the Adviser and its affiliates must provide to manage and operate the Funds have expanded over the years due to regulatory, market and other developments. Such services included maintaining and monitoring the Nuveen funds’ compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs and cybersecurity programs. The Board and/or its Compliance, Risk Management and Regulatory Oversight Committee received reports regarding the funds’ compliance policies and procedures and matters undertaken thereunder as well as other compliance initiatives on a regular basis.

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Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

In considering the breadth and quality of services the Adviser and its various teams provide, the Board considered that the Adviser provides investment advisory services. With respect to the Funds, such Funds utilize the Sub-Adviser to manage the portfolios of the Funds subject to the supervision of the Adviser. Accordingly, the Board considered that the Adviser and its affiliates, among other things, oversee and review the performance of the Sub-Adviser and its investment team(s); evaluate Fund performance and market conditions; evaluate investment strategies and recommend changes thereto; oversee trade execution and, as applicable, securities lending; evaluate investment risks; and manage valuation matters. As noted below, the Board also considered the Nuveen funds’ performance over various time periods throughout the year.
In addition to the portfolio management services provided to the Funds (including indirectly by overseeing the Sub-Adviser), the Board considered the extensive compliance, regulatory, administrative and other services the Adviser and its various teams or affiliates provide to manage and operate the applicable funds, including but not limited to: distribution management services pursuant to which management seeks to implement distribution policies and set distribution levels consistent with each fund’s product design and positioning; compliance services including establishing and maintaining broad-based compliance policies across the Nuveen fund complex, evaluating the compliance programs of various fund services providers, conducting ongoing risk assessments and testing, monitoring portfolio compliance with investment and regulatory requirements and providing a comprehensive compliance training program; providing regulatory advocacy services, including submitting comments on regulatory proposals and monitoring regulatory developments that may impact the fund(s); providing support to the Board and its committees throughout the year, including providing reports on a wide range of topics relating to the operations and management of the funds, helping to refine the materials provided to the Board and/or its committees and providing educational sessions on various topics; establishing and reviewing the services provided by other fund service providers (such as a fund’s custodian, accountant, and transfer agent); providing legal support services; and evaluating trade allocation and execution.
Such services also include managing leverage; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end fund investor relations program. The Board considered that management actively monitors any discount from net asset value per share at which a fund’s common stock trades and evaluates potential avenues to mitigate the discount, including evaluating the level of distributions that the fund pays.
Aside from the services provided, the Board considered the financial resources of the Adviser and/or its affiliates and their willingness to make investments to support the funds. The Board considered the funds’ access to a seed capital budget provided by the Adviser and/or its affiliates to support new or existing funds and/or facilitate changes for a respective fund. The Board considered the benefits to shareholders of investing in a Fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, and expertise. The Board considered the overall reputation and capabilities of the Adviser and its affiliates and the Adviser’s continuing commitment to provide high quality services.
In its review, the Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring and supporting new funds and smaller funds and ongoing risks with managing the Funds, such as investment, operational, reputational, regulatory, compliance and litigation risks.
The Board considered the division of responsibilities between the Adviser and the Sub-Adviser and considered that the Sub-Adviser and its investment personnel, as noted, generally are responsible for the management of the respective Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, a summary of changes (if any) in the leadership teams and/or portfolio manager teams; the performance of the funds sub-advised by the Sub-Adviser over various periods of time that met certain performance screening measurements; and data reflecting product changes (if any) taken with respect to certain funds. The Board considered that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Funds. In leading up to the annual review, the Board and/or its Investment Committee considered, among other things, Fund performance (based on net asset value net of fees) over the quarter, one-, three- and five-year periods ending December 31, 2024 on an absolute basis and as compared to the performance of comparable peers (the “Performance Peer Group”) and to a benchmark for the prescribed periods. Prior to the Meeting, the Board also received updated Fund performance over the quarter, one-, three- and five-year periods ended March 31, 2025 on an absolute basis and in comparison to the Performance Peer Group and a benchmark for the prescribed periods. In its review of relative performance, the Board considered a Fund’s performance relative to its Performance Peer Group, among other things, by evaluating its quartile ranking with the 1st quartile representing the top performing funds within the Performance Peer Group and the 4th quartile representing the lowest performing funds.
The Board took into account the performance data, presentations and discussions (written and oral) that were provided at the Meeting and in prior meetings over time in evaluating fund performance, including particular focus on management’s analysis of the performance of funds that met certain screening measurements as determined pursuant to a methodology approved by the Board or additional measurements as determined by management’s investment analysts. As various Nuveen funds have modified their portfolio teams and/or made significant changes to their portfolio strategies over time, the Board reviewed, among other things, certain tracking performance data over specific periods comparing performance before and after such changes.
In evaluating performance, the Board considered some of the limitations of the performance data. The Board considered, among other things, that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board considered that regardless of the performance period reviewed by the Board, shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results. With respect to comparative performance, the Board considered that differing investment objectives, investment

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strategies, dates of inception, type and cost of leverage (if any), asset size and other factors between the Performance Peer Group and the respective Fund necessarily lead to differences in performance results. Similarly, differences in the investment objective(s) and strategies of a Fund and its benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a Fund would contribute to differences in performance results. To assist the Board in its review of the comparability of the relative performance, management generally has ranked the relevancy of the Performance Peer Groups to the applicable funds (subject to certain exceptions) as low, medium or high.
The Board also considered that secondary market trading of shares of the closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore, the Board and/or its Closed-End Fund Committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded as of specified dates at their quarterly meetings with an annual review of the closed-end fund market for the 2024 calendar year at its February Meeting. In its review, the Board considered, among other things, market conditions for closed-end funds, changes to investment mandates and guidelines, distribution policies, and leverage management; additional share offerings, share repurchases (if any) and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds. As applicable, the Board considered, among other things, the impact of leverage on a closed-end fund’s common share earnings and total return.
The Board evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer- specific information, asset class information, leverage and fund cash flows. The Board considered that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board considered that market and economic conditions may significantly impact a Fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board considered that longer periods of performance may reflect full market cycles.
In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances, including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds more closely until performance improves, discuss with the Adviser the reasons for such results, consider whether any steps are necessary or appropriate to address such issues, discuss and evaluate the potential consequences of such steps and review the results of any steps undertaken.
The performance determinations with respect to each Fund are summarized below:

•
For Nuveen Arizona Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2024, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and first quartile for the five-year period ended December 31, 2024. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen California AMT-Free Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2024, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods ended December 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen California Municipal Value Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2024, the Fund outperformed its benchmark for the one-year period ended December 31, 2024. In addition, the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2024. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen California Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2024, the Fund ranked in the third quartile of its Performance Peer Group for such periods. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

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Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

•
For Nuveen New Jersey Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2024, the Fund ranked in the third quartile of its Performance Peer Group for such periods. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen New York AMT-Free Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2024, the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2024 and third quartile for the three- year period ended December 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen New York Municipal Value Fund , the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2024, the Fund outperformed its benchmark for the one-year period ended December 31, 2024. In addition, the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2024. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen New York Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2024, the Fund ranked in the second quartile of its Performance Peer Group for such periods. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•
For Nuveen Pennsylvania Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2024, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2024 and second quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2024. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

C. Fees, Expenses and Profitability

1.	Fees and Expenses
As part of the annual review, the Board Members considered, among other things, the management fee schedules for the respective Fund. In addition to the management fee arrangements, the Board Members considered a Fund’s operating expense ratio as it more directly reflected a shareholder’s total costs in investing in the respective Fund.
In its review, the Board considered that the management fees of the Funds were generally comprised of two components, a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. The Board considered that in 2024, the Board approved a revised complex-wide breakpoint schedule which simplified and reduced the complex-level fee rates at various thresholds and expanded the eligible funds whose assets would be included in calculating the complex-level fee, effective May 1, 2024. The Board considered that the complex-level component is intended to be an efficient mechanism designed to help share cost efficiencies with shareholders as the complex-wide assets grow.
The Board also considered comparative fee and expense information prepared by an independent third-party provider of fund data. More specifically, the Board Members generally reviewed, among other things, each Fund’s management fee rates and net total expense ratio in relation to similar data for a comparable universe of peers (the “Expense Universe”). In their review, the Board Members considered, in particular, each fund with a net total expense ratio (based on common assets and excluding investment-related costs such as the costs of leverage and taxes) meeting certain expense screening criteria adopted by the Board when compared to its Expense Universe and management’s commentary as to the factors contributing to each such fund’s relative net total expense ratio. The Board also considered, in relevant part, a fund’s management fee in light of its performance history with particular focus on any fund identified as having a higher management fee and/or expense ratio compared to peers coupled with experiencing a period of challenged performance.
In their review, the Board Members considered the methodology Broadridge employed to establish its Expense Universe. The Board further considered that differences between the applicable Fund and its Expense Universe, as well as changes to the composition of the Expense Universe from year to year, may limit some of the value of the comparative data. The Board Members also considered that it can be difficult to compare management fees among funds with peers as there are variations in the services that are included for the fees paid. The Board Members took these limitations and differences into account when reviewing comparative peer data.

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In addition, although the Board reviewed net total expense ratio both including and excluding investment-related expenses (e.g., leverage costs), as applicable, the Board considered that leverage expenses will vary across funds and peers because of differences in the forms and terms of leverage employed by the respective fund and therefore generally considered each closed-end fund’s net total expense ratio and fees excluding investment-related costs and taxes. The Board also considered that the use of leverage may create a conflict of interest for the respective Adviser and Sub-Adviser given the increase of assets from leverage upon which an advisory or sub-advisory fee is based but also considered the impact of leverage on the fund’s return. The Board Members considered, however, that the Adviser and Sub-Adviser would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the respective Fund Adviser has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.
With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund. In its review, the Board considered that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board’s considerations regarding the comparative fee data for each Fund are set forth below:

•
For Nuveen Arizona Quality Municipal Income Fund, the Fund’s contractual management fee rate, actual management fee rate and net total expense ratio were each below the Expense Universe median. In its review, the Board, however, also considered, among other things, the composition of the Expense Universe, which was comprised of a small peer set with only two of the peers unaffiliated with Nuveen funds.

•
For Nuveen California AMT-Free Quality Municipal Income Fund, although the Fund’s actual management fee rate was above the Expense Universe median, the Fund’s contractual management fee rate matched and the net total expense ratio was slightly above (within 5 basis points) the Expense Universe median.

•	For Nuveen California Municipal Value Fund, the Fund’s contractual management fee rate, actual management fee rate and net total expense ratio were each below the Expense Universe median.

•
For Nuveen California Quality Municipal Income Fund, the Fund’s contractual management fee rate matched, the actual management fee rate was slightly above (within 5 basis points) and the net total expense ratio was below the Expense Universe median.

•
For Nuveen New Jersey Quality Municipal Income Fund, although the Fund’s actual management fee rate and net total expense ratio were each above the Expense Universe median, the Fund’s contractual management fee rate was slightly above (within 5 basis points) the Expense Universe median. In its review, the Board, however, considered, among other things, that there was only one peer other than the Fund in the Expense Universe.

•
For Nuveen New York AMT-Free Quality Municipal Income Fund, although the Fund’s actual management fee rate was above the Expense Universe median, the Fund’s contractual management fee rate was slightly above (within 5 basis points) the Expense Universe median, and the Fund’s net total expense ratio was below the Expense Universe median.

•	For Nuveen New York Municipal Value Fund, the Fund’s contractual management fee rate, actual management fee rate and net total expense ratio were each below the Expense Universe median.

•
For Nuveen New York Quality Municipal Income Fund, although the Fund’s actual management fee rate was above the Expense Universe median, the Fund’s contractual management fee rate and net total expense ratio were slightly above (within 5 basis points) the Expense Universe median.

•
For Nuveen Pennsylvania Quality Municipal Income Fund, although the Fund’s actual management fee rate was above the Expense Universe median, the Fund’s contractual management fee rate was slightly above (within 5 basis points) the Expense Universe median, and the net total expense ratio matched the Expense Universe median. In its review, the Board, however, considered, among other things, that there were only two peers other than the Fund in the Expense Universe.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

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Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

2.	Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also considered that the Adviser, the Sub-Adviser and/or their affiliate(s) provide investment management services to other types of clients which may include, among others: separately managed accounts (“SMAs”), retail managed accounts, foreign funds (UCITS), other investment companies (as sub-advisers), limited partnerships and collective investment trusts. The Board considered certain fee data for these other types of clients managed in a similar manner to certain of the funds compared to the management fee of the applicable fund. The Board considered a description of various factors which contribute to the differences in the management fee rates of the funds compared to those charged to these other types of clients which limited the comparability of the data. In this regard, the Board considered that the differences in, among other things, the breadth of services provided by the Adviser and its affiliates to the funds compared to those provided to other clients; the expenses the Adviser and its affiliates incur in launching, operating and supporting a fund; the support services provided to shareholders; the extensive regulatory, disclosure and governance requirements applicable to funds; the establishment and maintenance of servicing relationships with various service providers for the funds; the manner of managing such assets; investment policies; investor profiles; and account sizes all may contribute to the variations in relative fee rates. Differences in the level of advisory services required for passively managed funds also contribute to differences in the management fee levels of such funds compared to actively managed funds. In addition, differences in the client base; governing bodies, regulatory and legal requirements; distribution; jurisdiction and operational complexities also would contribute to variations in management fees assessed the funds compared to foreign fund clients. Further, differences in the level of advisory and non-advisory services required and risk incurred when serving as a sub-adviser to other investment companies compared to serving as the Adviser to a Nuveen fund contribute to differences in the fees assessed. In this regard, the Board further considered the significant entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Funds. As a general matter, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees received for retail wrap accounts and other external sub-advisory mandates. The Board concluded that the varying levels of fees were reasonable given the foregoing.

3.	Profitability of the Fund Advisers
In considering the costs of services to be provided and profits to be realized by the Adviser (which encompassed the Sub-Adviser) from its relationship with the Funds, the Board Members considered a variety of estimated profitability data from various perspectives including, among other things, (a) historical pre-distribution and post-distribution margins over specified periods for the Adviser’s services to the applicable funds; (b) certain profitability data on behalf of the Adviser attributable to servicing all applicable funds for 2024 and 2023; (c) certain profitability data of both the Adviser and TAL (as an adviser of certain other Nuveen funds) on a combined basis derived from types of funds in the aggregate (i.e., from closed-end funds, exchange-traded funds, interval funds and open-end funds) for 2024 and 2023; and (d) certain profitability data of both the Adviser and TAL on a combined basis by asset grouping of Nuveen funds in the aggregate (i.e., from equity, fund of funds, index, municipal bond and taxable fixed income funds). In addition, the Board considered profitability data at the per fund level for the respective adviser.
In reviewing the profitability data, the Board Members considered the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. The Board reviewed, among other things, a description of the cost allocation methodology employed to develop the profitability data. However, the Board Members considered that given there is no single universally recognized expense allocation methodology, other reasonable and valid allocation methodologies could be employed and could lead to significantly different profit and loss results and therefore developing profitability data is difficult, particularly on a per fund level.
Further, in considering the comparative margin data with peers, the Board Members considered the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results. Given that the peer profitability data may reflect the different business mix of the respective peer firm, the Board also considered the pre- and post-distribution margins of Nuveen, LLC for each of the calendar years from 2020 through 2024.
Aside from the foregoing profitability data, the Board also considered, among other things, the audited statutory-basis financial statements of TIAA as of December 31, 2024 and 2023 and the related statutory-basis statements of operations, of changes in capital and contingency reserves and of cash flows for the years ended December 31, 2024, December 31, 2023 and December 31, 2022. The Board considered the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also considered the investments the Adviser, its parent and/or other affiliates made into their business.
In evaluating the reasonableness of the compensation, the Board Members also considered the indirect benefits the Adviser or Sub-Adviser received that were directly attributable to the management of the applicable funds as discussed in further detail below. Based on its review, the Board was satisfied that the Adviser’s (together with the Sub-Adviser) level of profitability from its relationship with the applicable Fund was not unreasonable in light of the nature, extent and quality of services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale. Although the Board considered that economies of scale are difficult to measure with any precision and the rates at which certain expenses are incurred may not decline with a rise in assets, the Board considered that there are a variety of methods that may be employed to help share the benefits of economies of scale, including, among other things, through the use of breakpoints in the management fee schedule, the pricing of funds at scale at inception and investments in the Adviser’s business which can enhance the services provided to the funds for the fees paid. The Board considered such factors applicable to the particular Fund’s advisory fee structure.
As noted above, the Board considered that the management fee of the Adviser for the Funds generally was comprised of a fund-level component and a complex-level component each with its own breakpoint schedule. The Board also approved a revised complex-wide breakpoint schedule in 2024 which reduced the complex-level fee rates at various thresholds and expanded the assets included when calculating the complex-level fee. With this structure, the Board considered that the complex-level breakpoint schedule was designed to deliver the benefits of economies of scale to shareholders when the assets of the eligible participating funds in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules were designed to share economies of scale with shareholders if the particular fund grows. The Board reviewed the fund-level and complex-level fee schedules.
Although closed-end funds may make additional share offerings from time to time, the Board considered that closed-end funds have a more limited ability to increase their assets to attain additional economies of scale because the growth of their assets will occur primarily from the appreciation of their investment portfolios.
The Board Members also considered the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board considered that many of these investments were not specific to individual Nuveen funds, but rather initiatives from which the family of funds as a whole may benefit. The Board further considered that the scope of the services of the Adviser and its affiliates have expanded over time without raising advisory fees to the funds, and this was also a means of sharing economies of scale with the funds and their shareholders. The Board considered the Adviser’s and/or its affiliates’ ongoing efforts to streamline the product line-up, among other things, to create more scaled funds which may help improve both expense and trading economies for participating funds.
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in management’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Board Members received and considered information regarding various indirect benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the funds. These benefits included, among other things, economies of scale to the extent the Adviser or its affiliates share investment resources and/or personnel with other clients of the Adviser. Certain funds may also be used as investment options for other products or businesses offered by the Adviser and/or its affiliates, such as variable products, fund of funds and 529 education savings plans, and the Adviser and/or affiliates of the Adviser may serve as sub-adviser to various funds in which case all advisory and sub-advisory fees generated by such funds stay within Nuveen.
Further, the funds may pay the Adviser and/or its affiliates for other services, such as distribution. In this regard, the Board considered that an affiliate of the Adviser received compensation in 2024 for serving as an underwriter on shelf offerings of existing closed-end funds and reviewed the amounts paid for such services in 2024 and 2023.
In addition, the Board Members considered that the Adviser and Sub-Adviser (except as noted) may utilize soft dollar brokerage arrangements attributable to the respective fund(s) to obtain research and other services for any or all of their clients, although the Board Members also considered with respect to the Nuveen funds advised by the Adviser, reimbursements of such costs by the Adviser and/or the Sub-Adviser.
The Adviser and its affiliates may also benefit from the advisory relationships with the Nuveen funds to the extent this relationship results in potential investors viewing the TIAA group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. The Adviser and/or its affiliates may further benefit to the extent that they have pricing or other information regarding vendors the funds utilize in establishing arrangements with such vendors for other products.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable in light of the services provided.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed for an additional one-year period.

Board Members & Officers

(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Independent Trustees:
Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	219
Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	219
Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011– 2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA-1.	220
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	220

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018- 2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	220
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	220
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008– 2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	220

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).	219

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	220

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	220

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	220
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	220

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:
David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.
Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.
Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.
Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC and Nuveen, LLC.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

241

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years
Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016	Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.
Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.
John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.
R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.

242

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

243

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC |333 West Wacker Drive | Chicago, IL 60606 |www.nuveen.com	EAN-A-0825P	4786774

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen California AMT-Free Quality Municipal Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the Registrant’s current independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended August 31, 2025, and the amount of fees that KPMG LLP (“KPMG”), the Registrant’s former independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended August 31, 2024. The Audit Committee approved in advance all audit services and non-audit services that PwC and KPMG provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BILLED TO THE REGISTRANT

Fiscal Year Ended[5]	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]

August 31, 2025 (PwC)	$30,432	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

August 31, 2024 (KPMG)	$30,400	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
5	The Registrant changed audit firm from KPMG to PwC on October 24, 2024.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended August 31, 2025, and the amount of fees billed by KPMG to the Adviser and any Affiliated Fund Service Provider, for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended August 31, 2024.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

August 31, 2025 (PwC)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

August 31, 2024 (KPMG)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s fiscal year ended August 31, 2025 for non-audit services, and the amount of fees that KPMG billed during the Registrant’s fiscal year ended August 31, 2024 for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC and KPMG about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s and KPMG’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total

August 31, 2025 (PwC)	$0	$0	$11,084,014	$11,084,014
August 31, 2024 (KPMG)	$0	$0	$0	$0

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Matthew Thornton III, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Statement Regarding Basis for Approval of Investment Advisory Contract in Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1)  Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an MA and PhD from the University of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined Nuveen Asset Management in 2008. Prior to her current role, she served as senior research analyst for Nuveen Asset Management’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2)  Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	17	$14.75 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$5.8 million

Kristen M. DeJong	Registered Investment Company	22	$18.09 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	47	$17.41 billion
*	Assets are as of August 31, 2025. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3)  Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4)  Beneficial Ownership of NKX Securities

As of August 31, 2025, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott R. Romans	X
Kristen M. DeJong	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen California AMT-Free Quality Municipal Income Fund

Date: November 6, 2025	By:	/s/ David J. Lamb David J. Lamb Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 6, 2025	By:	/s/ David J. Lamb David J. Lamb Chief Administrative Officer (principal executive officer)

Date: November 6, 2025	By:	/s/ Marc Cardella Marc Cardella Vice President and Controller (principal financial officer)